As filed with the Securities and Exchange Commission on February 10, 2000
                                                  Registration No. 333-95349

------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                              AMENDMENT NO. 1 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                            ----------------------

                      GREENPOINT MORTGAGE SECURITIES INC.
            (Exact name of registrant as specified in its Charter)
         Delaware                                     68-039-7342
 (State of Incorporation)                 (I.R.S. Employer Identification No.)
                          700 Larkspur Landing Circle
                                   Suite 240
                          Larkspur, California 94939
                                (415) 925-5442
   (Address, including zip code, and telephone number, including area code, of principal executive offices)
                              -----------------
                                 S.A. Ibrahim
                      GreenPoint Mortgage Securities Inc.
                    700 Larkspur Landing Circle, Suite 240
                          Larkspur, California 94939
                                (415) 461-6790
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                             --------------------
                                With a copy to:

Phillip R. Pollock, Esq.                Michael P. Braun, Esq.           Peter S. Humphreys, Esq.
Tobin & Tobin                           Brown & Wood LLP                 Dewey Ballantine LLP
500 Sansome St., 8th Floor              One World Trade Center           1301 Avenue of the Americas
San Francisco, California  94111        New York, New York  10048        New York, New York 10019

                                -------------
       Approximate date of commencement of proposed sale to the public:
 From time to time on or after the effective date of the registration statement, as determined by market conditions.

                  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
                  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|
                  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b), under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for
         the same offering.       |_|
                  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
                  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                        CALCULATION OF REGISTRATION FEE
        ======================================================================================================================

                                                           Amount             Proposed          Proposed          Amount of
                  Title of Each Class of                    to be             Maximum            Maximum        Registration
              Securities to Be Registered(1)             Registered        Offering Price       Aggregate          Fee(3)
                                                                            Per Unit(2)     Offering Price(1)
        ------------------------------------------------------------------------------------------------------------------------


        Asset Backed Securities....................     $748,307,624            100%          $748,307,624       $198,929.52

        ========================================================================================================================



(1)      Includes $98,307,624 covered by the prior registration statement.
(2)      Estimated for the purpose of calculating the registration fee.
(3)      Previously paid.


                 Pursuant to Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the Prospectus and Prospectus Supplements contained in this Registration Statement also relate to the Registrant's registration statement No. 333-79833, as previously filed by the Registrant on Form S-3.

                 The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
         Section 8(a), may determine.

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                    Subject to Completion February 10, 2000


Prospectus Supplement
(To Prospectus dated _____________, _____)

                          $___________ (approximate)
                         Home Equity Loan Trust 200_-_
              Home Equity Loan Asset-Backed Notes, Series 200_-_
                      GreenPoint Mortgage Securities Inc.
                             Sponsor ____________
                  [Logo] [GreenPoint Mortgage Funding, Inc.]
                            as Seller and Servicer


The notes represent non-recourse obligations of the trust only and do not represent an interest in or obligation of the sponsor, the master servicer, the trustee or any of their affiliates.

This prospectus supplement may be used to offer and sell the notes only if accompanied by the prospectus.


The trust

o    will issue a single class of senior notes, which are offered hereby
o will issue a certificate, representing the beneficial ownership in the trust, which is not offered hereby

The notes

o are principally secured by the assets of the trust which consist of a pool of adjustable rate home equity revolving credit line loan agreements
o    currently have no trading market

Credit enhancement

o The certificates will absorb up to a certain percentage of all losses on the mortgage loans.
o An irrevocable and unconditional guaranty insurance policy issued by [________] will guarantee payments on the notes.
o If _____ defaults, certain payments to the holder of the certificates will only be paid after payments due on the notes are made.

Review the information in "Risk Factors" on page S-6 in this prospectus supplement and on page 4 in the prospectus.

o For complete information about the notes, read both this prospectus supplement and the prospectus.
o _________________, the underwriter, will buy the notes from the sponsor at the price specified below.

                                                  Per $1,000 of
                                                      Notes             Total
                                                  -------------      ----------

Price to Public...............................    $                  $
Underwriting Discount.........................    $                  $
Proceeds, before expenses, to the sponsor.....    $                  $


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

[Underwriter]
_________________, 200_


                               Table of Contents

                                                                        Page
                                                                        ----

Prospectus Supplement

Summary..................................................................S-3
Risk Factors.............................................................S-8
The Insurer.............................................................S-11
The Trust...............................................................S-11
The Seller and Servicer.................................................S-12
GreenPoint Mortgage Funding, Inc.'s Loan Program........................S-16
The Sponsor.............................................................S-17
Description of the Mortgage Loans.......................................S-18
Description of the Notes................................................S-22
Maturity and Prepayment Considerations..................................S-33
Description of the Agreements...........................................S-35
Use of Proceeds.........................................................S-44
Federal Income Tax Consequences.........................................S-44
State Taxes.............................................................S-48
ERISA Considerations....................................................S-48
Legal Investment Considerations.........................................S-49
Underwriting............................................................S-50
Legal Matters...........................................................S-50
[Experts]...............................................................S-51
Ratings.................................................................S-51
Index of Defined Terms..................................................S-51


Prospectus

Risk Factors...............................................................4
The Trust..................................................................8
Use of Proceeds...........................................................14
The Sponsor...............................................................14
Loan Program..............................................................14
Description of the Securities.............................................17
Credit Enhancement........................................................32
Yield and Prepayment Consideration........................................38
The Agreements............................................................41
Certain Legal Aspects of the Loans........................................58
Federal Income Tax Consequences...........................................69
State Tax Considerations..................................................96
ERISA Considerations......................................................96
Legal Investment.........................................................101
Method of Distribution...................................................102
Legal Matters............................................................103
Financial Information....................................................103
Available Information....................................................103
Incorporation of Certain Documents by Reference..........................104
Rating...................................................................104
Index of Defined Terms...................................................106



                                    Summary

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus for additional information about the notes.



              Home Equity Loan Asset-Backed Notes, Series 200_-_
              --------------------------------------------------

Class/Interest          Note Rate      Initial Note Balance   Maturity Date     Rating     Rating     Type
--------------          ---------      --------------------   -------------     ------     ------     ----

Notes                 LIBOR + ___%      $________________

Certificates              N.A.                 N.A.


     The initial note balance is subject to a variance of ___%. Under certain interest rate scenarios, you may receive less interest than indicated. We refer you to "Description of the Notes--Payments on the Notes" for more information regarding the limitations on the payment of interest on the notes.

     The certificates are not being offered.

The Seller and Servicer

o    [GreenPoint Mortgage Funding, Inc.].

o [GreenPoint Mortgage Funding, Inc.] maintains its principal office at 1100 Larkspur Landing Circle, Suite 101, Larkspur, California 94939]. Its telephone number is [(415) 925-5442].

o The servicer will receive a monthly fee from the interest payments on the mortgage loans equal to ___% per annum on the principal balance of each mortgage loan.

     We refer you to "The Seller and Servicer" in this prospectus supplement for additional information.

The Sponsor

o    GreenPoint Mortgage Securities Inc.

o GreenPoint Mortgage Securities Inc. maintains its principal office at 700 Larkspur Landing Circle, Suite 240, Larkspur, California 94939. Its telephone number is (415) 925-5442.

     We refer you to "The Sponsor" in the prospectus for additional information.

Trust

o    Home Equity Loan Trust, 200_-_.

Indenture Trustee

o    [__________________________]

Owner Trustee

o    [__________________________]

Insurer

o    [________________________]

     We refer you to "The Insurer" in this prospectus supplement for additional information.

Cut-Off Date

o    ______________, 200_.

Closing Date

o    ______________, 200_.

Payment Date

o The __th day of each month, or if such day is not a business day, the next business day. The first payment date is ____________, 200_.

Collection Period

o    The calendar month preceding the month of a payment date.

Registration of Notes

     We will issue the notes in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. While the notes are book-entry, they will be registered in the name of the applicable depository, or in the name of the depository's nominee.

     Transfers within any depository system will be made in accordance with the usual rules and operating procedures of that system. Cross-market transfers between two different depository systems may be made through a third-party bank and/or the related depositories. The limited circumstances under which definitive notes will replace the book-entry notes are described in this prospectus supplement.

     We refer you to "Risk Factors--Consequences on Owning Book-Entry Notes" and "Description of the Securities" in the prospectus for additional information.

Assets of the Trust

     The trust assets include:

     o a pool of adjustable rate home equity revolving credit line loan agreements, which we call "mortgage loans", secured by either first or junior deeds of trust or mortgages on one- to four-family residential properties;

     o payments of interest due on the mortgage loans on and after the cut-off date and principal payments received on the mortgage loans on and after the cut-off date;

     o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

     o rights under certain hazard insurance policies covering the mortgaged properties.

     During the life of the trust, all new advances made to mortgagors under the mortgage loans will become assets of the trust. Due to such advances and any principal payments on the mortgage loans, the pool balance will generally fluctuate and differ from day to day.

The mortgage loans

1.   Mortgage Loan Statistics

On the closing date, the mortgage loans will have the following characteristics:

o    number of mortgage loans: _____

o    aggregate principal balance: $__________

o    number of mortgage loans: _____

o    mortgaged property locations: ___ states

o    average credit limit: $_____

o    credit limit range: $____ to $____

o    interest rate range: _____% to ______%

o    weighted average interest rate: _____%

o    loan age range: ____ to ____months

o    weighted average loan age: __ months

o    credit limit utilization rate range: ___ to ___

o    weighted average credit limit utilization rate: ___

o    gross margin range: ___ to ___

o    weighted average gross margin: __

o    combined loan-to-value ratio range, of ____% to _____% (approximate)

o    weighted average combined loan-to-value ratio ____% (approximate)

o all of the mortgage loans bear interest at an adjustable rate based on [_________].

o    balloon loans: ____% (approximate).

2.   Payment Terms of Mortgage Loans

     o Each borrower may borrow up to the maximum amount of that borrower's line of credit. If borrowed amounts are repaid, they can again be borrowed.

     o Interest - Interest is payable monthly on the outstanding principal balance of each mortgage loan for each day in the billing cycle.

          Principal - The mortgage loans have a [ ] year draw period during which time amounts may be borrowed, followed by a ten year repayment period during which the borrower must repay the outstanding principal of the loan.

We refer you to "Description of the Mortgage Loans" in this prospectus supplement for additional information.

The Notes

1.   General

     o    The notes will be secured by the assets of the trust.

     o Each month, the indenture trustee will calculate the amount you are owed.

     o If you hold a note on the day immediately preceding the related payment date, you will be entitled to receive payments on that payment date.

2. Interest Payments: Interest on the notes accrues during the period beginning on the prior payment date (or in the case of the first payment date, beginning on the closing date) and ending on the day before the applicable payment date. The indenture trustee will calculate interest based on the actual number of days in the interest accrual period and a year assumed to consist of 360 days. On each payment date, you will be entitled to the following amounts from your portion of interest collections on the mortgage loans:

     o interest at the related note rate that accrued during the interest accrual period on your invested amount; and

     o any interest that was due on a prior payment date and not paid. In addition, interest will have accrued on the amount of interest which was previously due and not paid.

3. Principal Payments: From the first payment date and ending on the payment date in __________ and if certain events causing an acceleration of payment of principal do not occur, you will be entitled to either (a) or
     (b), whichever is the lesser amount:

     (a)  ___% of the principal collected during the prior due period; or

     (b) the amount of principal collected during the prior due period minus advances made to the borrowers during that due period.

     On the payment date following ___________, or if certain events causing an acceleration of principal occur, you will be entitled to receive the amount described in (a) above.

     We refer you to "Description of the Notes--Payments on the Notes" in this prospectus supplement for additional information.

Credit Enhancement

     1. The Insurance Policy: [_______________] will issue an insurance policy which unconditionally guarantees the payment of:

     o    accrued and unpaid interest due on the notes;

     o    principal losses on the mortgage loans; and

     o    any principal amounts owed to noteholders on the maturity date.

     We refer you to "Description of the Notes--The Policy" in this prospectus supplement for additional information.

     2. Limited Subordination of Certificates: Prior to a draw on the policy, losses on the mortgage loans will be allocable to the certificates. up to certain levels. In addition, if the insurer defaults, certain payments to the holder of the certificates will be made after payments to the notes.

     We refer you to "Description of the Notes" in this prospectus supplement for additional information.

Optional Termination

     The mortgage loans will be subject to an optional transfer to the sponsor on any payment date after:

     o the principal balance of the notes is reduced to any amount less than or equal to _% of the original principal balance of the notes; and

     o all amounts due and owing to the insurer and unreimbursed draws on the insurance policy, with interest thereon have been paid.

     We refer you to "Description of the Agreements--Termination; Retirement of the Notes" in this prospectus supplement for additional information.

Federal Tax Considerations

     For federal income tax purposes:

     o Tax counsel is of the opinion that the notes will be treated as debt instruments.

     o You must agree to treat your note as indebtedness for federal, state and local income and franchise tax purposes.

     We refer you to "Federal Income Tax Consequences" in this prospectus supplement and "Federal Income Tax Consequences" in the prospectus for additional information.

ERISA Considerations

     The fiduciary responsibility provisions of ERISA and prohibited transaction provisions of ERISA and the Internal Revenue Code can limit investments by certain pension and other benefit plans. Provided the requirements of these provisions are satisfied, pension and other benefit plans should be able to purchase investments like the notes so long as they are treated as debt under applicable state law and have no "substantial equity features." Any plan fiduciary considering whether to purchase the notes on behalf of a plan should consult with its counsel regarding the applicability of the provisions of ERISA and the Internal Revenue Code.

     We refer you to "ERISA Considerations" in this prospectus supplement and the prospectus for additional information.

Legal Investment Considerations

     The notes are not eligible under the Secondary Mortgage Market Enhancement Act of 1984, and consequently some institutions will be unable to invest in the notes.

     We refer you to "Legal Investment Considerations" in this prospectus supplement and "Legal Investment" in the prospectus for additional information.

Note Rating

     o The trust will not issue the notes unless they receive the ratings specified in the table on page S-4. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal by the rating agencies.

     We refer you to "Ratings" and "Risk Factors--Note Rating Based Primarily on Claims-Paying Ability of the Insurer" in this prospectus supplement for additional information.


                                 Risk Factors

     You should carefully consider the following risk factors prior to any purchase of notes. You should also carefully consider the information set forth under "Risk Factors" in the prospectus.

Balloon Loans Increase Risk of Loss

     Balloon loans pose a risk because a borrower must pay a large lump sum payment of principal at the end of the loan term. If the borrower is unable to pay the lump sum or refinance such amount, you will suffer a loss if the insurer fails to perform its obligations under the policy and the other forms of credit enhancement are insufficient to cover the loss. Approximately ___% of the mortgage loans are balloon loans.

Prepayments Affect Timing and Rate of Return on Your Investment

     The yield to maturity on your notes will be directly related to the rate of principal payments on the mortgage loans. Please consider the following:

o Mortgagors may fully or partially prepay their mortgage loan at any time. However, some mortgage loans require that the mortgagor pay a fee with any prepayments in full within five years of origination, except that generally no fee is required for any prepayment in full made within twelve months of a loan's maturity date. This may result in the rate of prepayments being slower than would otherwise be the case.

o During the initial draw period, the borrower is only required to make payments of interest. In addition, during the draw period borrowers may take out additional loans. As a result, the amount the trust receives in any month (and in turn, the amount of principal paid to you) may change significantly.

o All the mortgage loans contain due-on-sale provisions. Due-on-sale provisions require the mortgagor to fully pay the mortgage loan when the mortgaged property is sold. Generally, the servicer will enforce the due-on-sale provision unless prohibited by applicable law.

o Home equity loans generally are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than purchase money first lien mortgage loans.

     We refer you to "Risk Factors--Prepayments Are Unpredictable and Affect Yield" in the prospectus.

Note Rating Based Primarily on Claims-Paying Ability of the Insurer

     The rating on the notes depends primarily on an assessment by the rating agencies of the mortgage loans and upon the claims-paying ability of the insurer. Any reduction of the rating assigned to the claims-paying ability of the insurer may cause a corresponding reduction on the ratings assigned to the notes. A reduction in the rating assigned to the notes will reduce the market value of the notes and may affect your ability to sell them. In general, the rating on your notes addresses credit risk and does not address the likelihood of prepayments.

     We refer you to "Ratings" in this prospectus supplement.

Interest Payments on the Mortgage Loans May Be Reduced

o Prepayments of Principal May Reduce Interest Payments. If a mortgagor prepays a mortgage loan in full, the mortgagor is charged interest only up to the date of the prepayment, instead of a full month. The servicer is obligated to reduce its servicing fee in the month of such prepayment so that one month's interest is paid with such prepayment in full. If the servicing fee is insufficient to pay such interest shortfalls attributed to prepayments, a shortfall in interest due on the notes may result. The insurer is required to cover this shortfall. If the insurer fails to perform its obligations under the policy, you may incur a loss.

o Certain Interest Shortfalls Are Not Covered by the Servicer or the Insurance Policy. The Soldiers' and Sailors' Civil Relief Act of 1940 permits certain modifications to the payment terms for mortgage loans, including a reduction in the amount of interest paid by the borrower, under certain circumstances. Neither the servicer nor the insurer will pay for any interest shortfalls created by the Soldiers' and Sailors' Civil Relief Act of 1940.

Servicer's Ability to Change the Terms of the Mortgage Loans

     Subject to certain limitations, the servicer may agree to changes in the terms of a mortgage loan, if such changes are consistent with accepted servicing practices. The servicer may also change its servicing procedures. These changes could result in delays or reductions in payments on the mortgage loans, and correspondingly, on the notes.

     We refer you to "Description of the Notes--Amendments to Credit Line Agreements" in this prospectus supplement.

Risk of Losses as a Result of Geographic Concentration

     The mortgaged properties are located in __ states. However, __% of the mortgaged properties (by principal balance as of the cut-off date) are located in ______. If ____________ experiences weaker economic conditions or greater rates of decline in real estate values than the United States generally, then the pool of mortgage loans may experience higher rates of delinquencies, defaults and foreclosures than if the pool were more diversified.

Noteholders Could Be Adversely Affected in the Absence of Year 2000 Compliance

     Some computer programs use two digits to define the applicable year. In performing date calculations, a two-digit program could recognize a date ending in "00" as the year 1900, rather than the year 2000. This could result in a failure to properly calculate dates after December 31, 1999, including dates such as February 29, 2000, and this could also cause the computer running the program to stop operating properly.

     If the servicer, any subservicer or any of their suppliers, customers or agents do not timely implement effective procedures to deal with computer programs that rely on two-digit year calculations, the servicer's performance of its obligations under the sale and servicing agreement could be adversely affected. This could result in delays in processing payments on the mortgage loans, which could cause a delay in distributions to you.

Risk of Increased Delinquency, Default and Foreclosure Experience Due to Less Stringent Underwriting Standards

     The seller's underwriting standards are generally less stringent than those of Fannie Mae or the Freddie Mac with respect to credit history and certain other items. If a borrower has a poor credit history, the seller may still make a loan to the borrower. This approach to underwriting may result in higher rates of delinquencies, defaults and foreclosures than for mortgage loans underwritten in a more traditional manner.



                                  The Insurer

     The information set forth in this section has been provided by [________], the insurer. No representation is made by the underwriters, the sponsor, the seller, the servicer or any of their affiliates as to the accuracy of completeness of any such information.

                           [Description of Insurer]

                                   The Trust

General

     Home Equity Loan Trust 200_-_ (the "trust") is a business trust formed under the laws of the State of Delaware pursuant to a trust agreement for the transactions described in this prospectus supplement. After its formation, the trust will not engage in any activity other than:

     o acquiring, holding and managing the mortgage loans and the other assets of the trust and proceeds therefrom,

     o    issuing the notes and the certificates,

     o    making payments on the notes and the certificates and

     o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or in connection therewith.

     The notes and the certificates will be delivered by the trust to the sponsor as consideration for the mortgage loans pursuant to a sale and servicing agreement.

     On the Closing Date, the trust will purchase mortgage loans having an aggregate principal balance of approximately $___________ as of [date] (the "Cut-Off Date") from the sponsor pursuant to the sale and servicing agreement.

     The assets of the trust will consist primarily of the mortgage loans, which will be secured by first- or junior-lien mortgages on the mortgaged properties. See "Description of the Mortgage Loans" herein. The assets of the trust will also include (1) payments in respect on the mortgage loans received on or after the Cut-Off Date (exclusive of (1) certain payments in respect of interest accrued on the mortgage loans during ______ and (2) payments in respect of interest on the delinquent mortgage loans due prior to the Cut-Off Date and received thereafter), (2) amounts on deposit in the Collection Account and Distribution Account and (3) certain other ancillary or incidental funds, rights and properties related to the foregoing.

     The trust will include the unpaid principal balance of each mortgage loan as of the opening of business on the Cut-Off Date. With respect to any date, the "pool balance" will be equal to the aggregate principal balances of all mortgage loans as of such date.

     The assets of the trust will be pledged to the indenture trustee as security for the notes pursuant to an indenture between the trust and the indenture trustee.

     The servicer is obligated to service the mortgage loans pursuant to the sale and servicing agreement (collectively with the indenture and the trust agreement, the "Agreements") and will be compensated for such services as described under "Description of the Agreements--Servicing Compensation and Payment of Expenses" herein.

     The trust's principal offices are located in __________________, in care of [____________________], as owner trustee, at the address set forth below.

The Owner Trustee

     [__________________] will act as the owner trustee under the trust agreement. [_________________] is a ____________________________ banking corporation and its principal offices are located at [_________________________________________________________].


                            The Seller and Servicer

              [Description of GreenPoint Mortgage Funding, Inc.]

[General

     GreenPoint Mortgage Funding, Inc., the seller and servicer, is engaged in the mortgage banking business, which consists of the origination, acquisition, sale and servicing of residential mortgage loans secured primarily by one to four-unit family residences, and the purchase and sale of mortgage servicing rights. The seller originates loans through a nationwide network of production branches. Loans are originated primarily through the seller's wholesale division, through a network of independent mortgage loan brokers approved by the seller, and also through its retail lending division and correspondent lending division. The mortgage loans were acquired by the seller in one of the three following manners: (1) originated by an independent broker and purchased by the seller, (ii) originated by a broker and funded by the seller, or (iii) originated and funded by the seller in the ordinary course of business.

     The seller is a wholly-owned subsidiary of GreenPoint Financial Corp., a national specialty housing finance company. GreenPoint Financial Corp. is listed on the New York Stock Exchange under the symbol "GPT."

     The seller's present business operations were formed through the transfer to the seller effective October 1, 1999 of the assets and liabilities of Headlands Mortgage Company. Simultaneously with this transfer, GreenPoint Mortgage Corp., a subsidiary of GreenPoint Financial Corp. specializing in non-conforming, no documentation loans, was merged into the seller. All of the mortgage operations of GreenPoint Financial Corp. are now conducted through the seller.

     The seller's executive offices are located at 1100 Larkspur Landing Circle, Suite 101, Larkspur, California 94939.

Delinquency and Charge-Off Experience

     GreenPoint Mortgage Funding, Inc., the servicer, will service the mortgage loans pursuant to the sale and servicing agreement. All of the mortgage loans are currently serviced by the servicer substantially in accordance with the procedures described below and in the accompanying prospectus. The seller has originated home equity mortgage loans since
___________________________.

     In connection with the consolidation of GreenPoint Financial Corp.'s mortgage operations in the seller as described above, the servicing operations formerly maintained by Headlands Mortgage Company at its servicing center in Santa Rosa, California are being transferred to the servicing center formerly maintained by GreenPoint Mortgage Corp. in Columbus, Georgia. The servicer expects this transfer to be completed during the first quarter of 2000, at which time all of the servicer's servicing operations will be located in Columbus. The servicer will continue to use the servicing procedures described herein and in the accompanying prospectus to service the mortgage loans; however the personnel who service the mortgage loans at the Columbus facility will principally be former GreenPoint Mortgage Corp. employees rather than former Headlands Mortgage Company employees. Until the transfer is complete, a portion of the mortgage loans will continue to be serviced at the Santa Rosa facility.

     Mortgage loan servicing includes:

     o collecting payments from borrowers and remitting those funds to investors,

     o    accounting for mortgage loan principal and interest,

     o    reporting to investors,

     o holding custodial funds for payment of mortgage and mortgage related expenses such as taxes and insurance,

     o    advancing funds to cover delinquent payments,

     o inspecting foreclosures and property disposition in the event of unremedied defaults, and

     o    otherwise administering the mortgages.

     The following tables contain servicing portfolio information with respect to dates and periods prior to the consolidation of GreenPoint Financial Corp.'s mortgage operations in the seller on October 1, 1999. The first table below summarizes the delinquency, foreclosure and loss experience on Headlands Mortgage Company's HELOC mortgage loan and closed end mortgage loan servicing portfolio. This portfolio consists of second-lien and home equity lines of credit mortgage loans originated or acquired by Headlands Mortgage Company and included in a securitization transaction (either pursuant to the sponsor's securitization program or one sponsored by a third-party conduit). The second table below summarizes the available delinquency, foreclosure and loss experience of GreenPoint Mortgage Corp. with respect to second-lien and home equity lines of credit mortgage loans originated or acquired by GreenPoint Mortgage Corp. GreenPoint Mortgage Corp. did not originate second-lien or home equity lines of credit mortgage loans using underwriting standards comparable to those used by Headlands Mortgage Company and which were used to originate the mortgage loans. GreenPoint Mortgage Corp. only had limited experience in servicing second-lien or home equity loans.

                                                       Headlands Mortgage Company
                                                HELOC and Second Lien Mortgage Portfolio
                                                 Delinquency and Foreclosure Experience
                       ----------------------------------------------------------------------------------------------

                          December 31, ___        December 31, ___        December 31, ___        __________, ___
                       ----------------------  ----------------------  ----------------------  ----------------------

                                   Percent of              Percent of              Percent of              Percent of
                       Number of   Servicing   Number of   Servicing   Number of   Servicing   Number of   Servicing
                         Loans     Portfolio     Loans     Portfolio     Loans     Portfolio     Loans     Portfolio
                         -----     ---------     -----     ---------     -----     ---------     -----     ---------
Total Number
                         =====     =========     =====     =========     =====     =========     =====     =========

Period of
Delinquency

Total Delinquencies
(excluding
foreclosures)
                         =====     =========     =====     =========     =====     =========     =====     =========

Foreclosures
Pending
                         =====     =========     =====     =========     =====     =========     =====     =========

Losses sustained
                         ===================     ===================     ===================     ===================


                                                         GreenPoint Mortgage Corp.
                                                  HELOC and Second Lien Mortgage Portfolio
                                                Delinquency, Foreclosure and Loss Experience
                                ----------------------------------------------------------------------------

                                   December 31, ___           December 31, ___           __________, ___
                                -----------------------    ----------------------    -----------------------
                                             Percent of                Percent of                 Percent of
                                Number of    Servicing     Number of    Servicing    Number of    Servicing
                                  Loans      Portfolio       Loans      Portfolio      Loans      Portfolio
                                  -----      ---------       -----      ---------      -----      ---------
Total Number
                                  =====      =========       =====      =========      =====      =========

Period of Delinquency

Total Delinquencies
(excluding foreclosures)
                                  =====      =========       =====      =========      =====      =========

Foreclosures Pending
                                  =====      =========       =====      =========      =====      =========

Losses sustained
                                  ====================       ====================      ====================


               GreenPoint Mortgage Funding, Inc.'s Loan Program


     The mortgage loans will have been purchased by GreenPoint Mortgage Funding, Inc., either directly or through affiliates, from mortgage loan brokers or originated by its retail division. The mortgage loans have been originated in accordance with the underwriting criteria specified below under "--Underwriting Standards."

Underwriting Standards

     The seller believes that the mortgage loans originated were underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination.

     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the mortgaged property as collateral. In general, a prospective borrower applying for a mortgage loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to acquire a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy or other public records. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports the length of employment with that organization, the current salary and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

     In determining the adequacy of the mortgaged property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. For single family loans, the appraisal is based on the market value of comparable homes, the estimated rental income, if considered applicable by the appraiser, and the cost of replacing the home. For loans on a two-to-four unit property, the appraisal must specify whether an income analysis, a market analysis or a cost analysis was used. The income analysis evaluates a two-to-four unit project's cash flow, expenses, capitalization and other operational information in determining the property's value. The market analysis to evaluate the prices paid for the purchase of similar properties in the two-to-four unit project's area, with adjustments made for variations between these properties and the multifamily project being appraised. In the cost analysis, in the appraiser makes an estimate of land value and then determines the current cost of reproducing the building, less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must currently support and should support in the future, the outstanding loan balance. For property values to $650,000 appraisers may use either a full appraisal (FNMA 1004/FHLMC 70) or a drive-by appraisal (FHLMC 704); for values between $650,001 to $1,000,000 with a combined loan-to-value of less than 75%, a full appraisal is required; for values between $650,001 to $1,000,000 with a combined loan-to-value of greater than 75%, a full appraisal and one field review ordered by the lender is required; and for loans with values greater than $1,000,000 with a combined loan-to-value greater than 65%, two full appraisals are required. The seller may order discretionary reviews at any time to ensure the value of the properties.

     In the case of single family loans, once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available
(a) to meet the borrower's monthly obligations on the proposed mortgage loan, which is determined on the basis of the monthly payments due in the year of origination, and other expenses related to the mortgaged property, such as property taxes and hazard insurance and (b) to meet monthly housing expenses, other financial obligations and monthly living expenses. The underwriting standards applied by the seller may be varied in appropriate cases where factors such as low loan-to-value ratios or other favorable credit exist. However, maximum combined loan-to-value ratios and maximum loan amounts are limited by credit score and total debt-to-income ratios.

     The seller requires title insurance for all mortgage loans. Fire and extended hazard insurance and flood insurance, when applicable, are also required.

     A lender may originate mortgage loans under a reduced documentation program. A reduced documentation program is designed to streamline the loan approval process and thereby improve the lender's competitive position among other loan originators. Under a reduced documentation program, more emphasis is placed on credit score and property underwriting than on certain credit underwriting documentation concerning income. Further, employment verification is waived.

     For mortgage loans secured by a leasehold interest in a real property, the company will represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term of the mortgage loan.

                                  The Sponsor

     The sponsor is a company incorporated in Delaware on November 18, 1996. The sponsor is a special purpose corporation organized for limited purposes, with limited assets and a limited operating history. The sponsor was named Headlands Mortgage Securities Inc. prior to a name change effective on December 7, 1999. The sponsor is a wholly owned subsidiary of GreenPoint Mortgage Funding, Inc. and maintains its principal office at 700 Larkspur Landing Circle, Suite 240, Larkspur, California 94939. Its telephone number is
(415) 925-5442.

                       Description of the Mortgage Loans

General

     All statistical information concerning the mortgage loans is based upon all of the mortgage loans included in the trust. All weighted averages described below are weighted on the basis of the pool balance as of the Cut-Off Date unless otherwise indicated.

     The combined loan-to-value ratio, or "CLTV", of each mortgage loan is the ratio, expressed as a percentage, of (a) the sum of (1) the greater of the credit limit and the current balance as of the Cut-Off Date and (2) the principal balance of any senior mortgage loan as of the origination of such mortgage loan, over (b) the value (based on an appraised value or other acceptable valuation method) for the related mortgaged property determined in the origination of such mortgage loan. The average "Credit Limit Utilization Rate" for the mortgage loans as of the Cut-Off Date is determined by dividing the sum of the Cut-Off Date principal balances of the mortgage loans by the sum of the credit limits of the mortgage loans.

Mortgage Loan Terms

     The mortgage loans were originated pursuant to loan agreements (the "Credit Line Agreements"). Under the Credit Line Agreements, the borrowers may receive advances (an "Additional Balance" or a "Draw") at any time during a specified period (the "Draw Period"). The minimum amount of any Draw that a borrower may receive is $100. The maximum amount of each Draw with respect to any mortgage loan is equal to the excess, if any, of the Credit Limit over the principal balance outstanding under such Credit Line Agreement at the time of such Draw.

     Approximately ___% of the mortgage loans have original terms of 20 years, consisting of a Draw Period of 10 years and an amortization period of 10 years. During the amortization period, the borrower is obligated to make monthly payments equal to the sum of 1/120 of the unpaid balance of the mortgage loan at the end of the Draw Period plus accrued finance charges. The loan rate for each mortgage loan adjusts monthly. Minimal monthly principal payments may be required to be made by the borrowers during the Draw Period, but such payments will not be sufficient to fully amortize the mortgage loan.

     The borrower's right to make a Draw under a mortgage loan may be suspended, or the credit limit may be reduced under a number of circumstances, including, but not limited to:

     o    a material adverse change in the borrower's financial circumstances

     o a significant decline in the appraised value of the mortgaged property

     o or a default by the borrower of any material obligation under the Credit Line Agreement.

     Generally, such suspension or reduction will not affect the payment terms for previously drawn balances. In the event of default under a mortgage loan, the right of the borrower to make a Draw may be terminated and the entire outstanding principal balance of such mortgage loan may be declared immediately due and payable. A "default" includes, but is not limited to, the borrower's failure to make any payment as required, any action or inaction by the borrower that adversely affects the mortgaged property or the rights in the mortgaged property or any fraud or material misrepresentation by the borrower in connection with the mortgage loan. The credit limit may also be increased, upon completion of satisfactory underwriting review, as described below.

     Interest accrues on each mortgage loan, payable monthly, on the related average daily outstanding principal balance for each month at the related loan rate. The loan rate for each month is adjusted quarterly and is equal to the Index on the last day of the most recently ended March, June, September or December plus a fixed percentage amount (the "gross margin") specified in the related Credit Line Agreement, computed on the basis of a 365 day year times actual days elapsed.

     The "due date" for payments under each mortgage loan is the [ ]th day of each month.

     The interest accrued each month is calculated based on [_________________] (the "Index") on the related adjustment date.
Substantially all of the mortgage loans are subject to a maximum loan rate of at least __% per annum. The mortgage loans have a minimum loan rate equal to the greater of zero and the gross margin. [No mortgage loan is subject to a periodic rate cap.]

     Payments made by or on behalf of the borrower for each mortgage loan are generally required to be applied, first, to any unpaid interest and second, to the principal.

Mortgage Loan Pool Statistics

     The servicer has computed the following additional information as of the Cut-Off Date.



                                   Combined Loan-to-Value Ratios

                                                                                                    Percent of
                                                      Number of            Cut-Off Date            Cut-Off Date
Combined Loan-to-Value Ratios                       Mortgage Loans       Principal Balance         Pool Balance
-----------------------------                       --------------       -----------------         ------------


                                           Lien Priority

                                                                                                    Percent of
                                                      Number of            Cut-Off Date            Cut-Off Date
Lien Priority                                       Mortgage Loans       Principal Balance         Pool Balance
-------------                                       --------------       -----------------         ------------


                                           Property Type

                                                                                                    Percent of
                                                      Number of            Cut-Off Date            Cut-Off Date
Property Type                                       Mortgage Loans       Principal Balance         Pool Balance
-------------                                       --------------       -----------------         ------------


                                       Owner Occupancy Status

                                                                                                    Percent of
                                                      Number of            Cut-Off Date            Cut-Off Date
Owner Occupancy Status                              Mortgage Loans       Principal Balance         Pool Balance
----------------------                              --------------       -----------------         ------------


                                       Geographic Distribution

                                                                                                    Percent of
                                                      Number of            Cut-Off Date            Cut-Off Date
Owner Occupancy Status                              Mortgage Loans       Principal Balance         Pool Balance
----------------------                              --------------       -----------------         ------------


                                         Principal Balances

                                                                                                    Percent by
                                                      Number of             Cut-Off Date           Cut-Off Date
Principal Balances                                  Mortgage Loans       Principal Balance         Pool Balance
------------------                                  --------------       -----------------         ------------


                                           Credit Limits

                                                                                                    Percent by
                                                      Number of             Cut-Off Date           Cut-Off Date
Credit Limits                                       Mortgage Loans       Principal Balance         Pool Balance
-------------                                       --------------       -----------------         ------------


                                   Credit Limit Utilization Rates

                                                                                                    Percent by
                                                     Number of              Cut-Off Date           Cut-Off Date
Credit Limit Utilization Rates                      Mortgage Loans       Principal Balance         Pool Balance
------------------------------                      --------------       ------------------        ------------


                                              Loan Age

                                                                                                    Percent by
                                                     Number of              Cut-Off Date           Cut-Off Date
Loan Age                                            Mortgage Loans       Principal Balance         Pool Balance
--------                                            --------------       ------------------        ------------


                                 Loan Rates as of The Cut-Off Date

                                                                                                    Percent by
                                                     Number of              Cut-Off Date           Cut-Off Date
Loan Rates                                          Mortgage Loans       Principal Balance         Pool Balance
----------                                          --------------       ------------------        ------------


                                           Gross Margin

                                                                                                    Percent by
                                                     Number of              Cut-Off Date           Cut-Off Date
Gross Margin                                        Mortgage Loans       Principal Balance         Pool Balance
------------                                        --------------       ------------------        ------------


                                Maximum Rates for Mortgage Loans

                                                                                                    Percent by
                                                     Number of              Cut-Off Date           Cut-Off Date
Maximum Rates                                       Mortgage Loans       Principal Balance         Pool Balance
-------------                                       --------------       ------------------        ------------


                                        Origination Year

                                                                                                    Percent by
                                                     Number of              Cut-Off Date           Cut-Off Date
Origination Year                                    Mortgage Loans       Principal Balance         Pool Balance
----------------                                    --------------       ------------------        ------------


                                            Status

                                                                                                    Percent by
Number of                                            Number of              Cut-Off Date           Cut-Off Date
Delinquent                                          Mortgage Loans       Principal Balance         Pool Balance
----------                                          --------------       ------------------        ------------


                           Description of the Notes

     The Home Equity Loan Trust 200__-__ , the "trust", will issue one class of Home Equity Loan Asset-Backed Notes pursuant to the indenture between the trust and ________, as indenture trustee. The trust will also issue the certificates pursuant to the terms of a trust agreement between the trust and __________, as owner trustee. The notes will be secured by the assets of the trust pursuant to the indenture. In addition, the sponsor will enter into a sale and servicing agreement among ____________, as seller, the trust, the indenture trustee and the servicer. The indenture, the trust agreement and the sale and servicing agreement are collectively referred to as the "Agreements" herein. The forms of the Agreements have been filed as exhibits to the registration statement of which this prospectus supplement and the prospectus are a part. The following summaries describe certain provisions of the Agreements. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreements. Wherever particular sections or defined terms of the Agreements are referred to, such sections or defined terms are hereby incorporated herein by reference.

General

     The notes will be issued in minimum denominations of $1,000 and multiples of $1 in excess thereof and will evidence specified undivided interests in the trust. The property of the trust will consist of: (1) each of the mortgage loans that from time to time are subject to the sale and servicing agreement and the mortgage files; (2) collections on the mortgage loans received on and after the Cut-Off Date (exclusive of certain payments in respect of interest accrued on the mortgage loans during ______ and payments in respect to interest on the delinquent mortgage loans due prior to the Cut-Off Date and received thereafter); (3) mortgaged properties relating to the mortgage loans that are acquired by foreclosure or deed in lieu of foreclosure; (4) the Collection Account and the Distribution Account; and (5) the Policy. Notes, if issued in physical form will be transferable and exchangeable at the corporate trust office of the indenture trustee, which will initially act as note registrar. See "--Book-Entry Notes" below. No service charge will be made for any registration of exchange or transfer of notes, but the indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

     The aggregate undivided interest in the trust represented by the notes as of the closing date will equal $____________ (the "Original Invested Amount") which represents ___% of the Cut-Off Date pool balance. The original note balance will equal $__________ (subject to a permitted variance in the aggregate of plus or minus 5%). Following the closing date, the "Invested Amount" with respect to any Payment Date will be an amount equal to the Original Invested Amount minus (1) the amount of Investor Principal Collections previously distributed to noteholders, and minus (2) an amount equal to the product of the Investor Floating Allocation Percentage and the Liquidation Loss Amounts not allocated to the certificates (each, as defined herein). The principal amount of the outstanding notes (the "note balance") on any Payment Date is equal to the original note balance minus the aggregate of amounts actually distributed as principal to the noteholders. See "--Payments on the Notes" below. Each note represents the right to receive payments of interest at the note rate and payments of principal as described below.

Book-Entry Notes

     The notes will be issued in book-entry form. Beneficial owners may elect to hold their notes through The Depository Trust Company ("DTC") in the United States, or Cedelbank or the Euroclear System in Europe if they are participants of such systems, or indirectly through organizations which are participants in such systems. Investors may hold beneficial interests in notes in minimum denominations representing note balances of $1,000 and in multiples of $1 in excess thereof.

     See "Description of the Securities--Book-Entry Registration of Securities" in the prospectus.

Assignment of Mortgage Loans

     At the time of issuance of the notes, the sponsor will transfer to the trust all of its right, title and interest in and to each mortgage loan (including any Additional Balances arising in the future), related Credit Line Agreements and mortgage notes, as applicable, and the mortgages and other related documents (collectively, the "Related Documents"), including all collections received on or with respect to each such mortgage loan on or after the Cut-Off Date (exclusive of certain payments in respect of payments in respect of interest on the delinquent mortgage loans due prior to the Cut-Off Date and received thereafter) . The trust, concurrently with such transfer, will deliver or cause to be delivered the notes to the sponsor. Each mortgage loan transferred to the trust will be identified on the mortgage loan schedule which will be attached as an exhibit to the indenture. Such schedule will include information as to the Cut-Off Date principal balance of each mortgage loan, as well as information with respect to the loan rate.

     The indenture trustee will review or cause to be reviewed the mortgage notes and the Related Documents within 90 days of the closing date. If any Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the sponsor by the owner trustee, the trust or the insurer, the sponsor will be obligated to accept the transfer of such mortgage loan from the trust. Upon such transfer, the sponsor will be obligated to either substitute for the defective mortgage loan with an Eligible Substitute Mortgage Loan or to purchase such mortgage loan at a purchase price equal to the principal balance of the defective mortgage loan plus an amount equal to all accrued but unpaid interest on the defective mortgage loan. The obligation of the sponsor to accept a defective mortgage loan and to convey an Eligible Substitute Mortgage Loan or to repurchase the defective mortgage loan is the sole remedy available to the indenture trustee and the noteholders regarding any defects in the mortgage loans or the Related Documents.

     An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the sponsor for a defective mortgage loan which must, on the date of such substitution:

     o have an outstanding principal balance (or in the case of a substitution of more than one mortgage loan for a defective mortgage loan, an aggregate principal balance) that is equal to or less than the principal balance of the defective mortgage loan;

     o have a loan rate not less than the loan rate of the defective mortgage loan and not more than [ ]% in excess of the loan rate of such defective mortgage loan;

     o have a loan rate based on the same Index with adjustments to such loan rate made on the same adjustment date as that of the defective mortgage loan;

     o have a gross margin that is not less than the gross margin of the defective mortgage loan and not more than [ ] basis points higher than the gross margin for the defective mortgage loan;

     o have a mortgage of the same or higher level of priority as the mortgage relating to the defective mortgage loan;

     o comply with each representation and warranty as to the mortgage loans set forth in the sale and servicing agreement (deemed to be made as of the date of substitution);

     o have an original CLTV not greater than that of the defective mortgage loan; and

     o satisfy certain other conditions specified in the sale and servicing agreement.

     The sponsor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the indenture trustee with respect to each mortgage loan (e.g., Cut-Off Date principal balance and the loan rate). In addition, the sponsor will represent and warrant on the closing date that, among other things: (1) at the time of transfer to the trust, the sponsor has transferred or assigned all of its rights, title and interest in or granted a security interest in each mortgage loan and the Related Documents, free of any lien (subject to certain exceptions) and (2) each mortgage loan complied, at the time or origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the noteholders or the insurer in the related mortgage loan and Related Documents, the sponsor will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the sponsor will be obligated to accept a transfer of the defective mortgage loan from the trust. The same procedure and limitations that are set forth in the two preceding paragraphs for the transfer of defective mortgage loans will apply to the transfer of a mortgage loan that is required to be transferred because of such breach of a representation or warranty in the sale and servicing agreement that materially and adversely affects the interests of the noteholders.

Amendments to Credit Line Agreements

     Subject to applicable law, the servicer may change the terms of the Credit Line Agreements at any time provided that such changes do not adversely affect the interest of the noteholders or the insurer, and are consistent with prudent business practice. In addition, the sale and servicing agreement permits the servicer, within certain limitations described therein, to increase or reduce the credit limit of the related mortgage loan and reduce the gross margin for such mortgage loan.

Optional Transfers of Mortgage Loans to the Sponsor

     Subject to the conditions specified in the sale and servicing agreement, on any payment date the sponsor may remove from the trust, certain mortgage loans without notice to the noteholders. The sponsor is permitted to randomly designate the mortgage loans to be removed. Mortgage loans so designated will only be removed upon satisfaction of certain conditions specified in the sale and servicing agreement, including:

     o    the [overcollateralization targets have been met];

     o the sponsor shall have delivered to the indenture trustee and the insurer a mortgage loan schedule containing a list of all mortgage loans remaining in the trust after such removal;

     o the sponsor shall represent and warrant that no selection procedures which the sponsor reasonably believes are adverse to the interests of the noteholders or the insurer were used by the sponsor in selecting such mortgage loans;

     o in connection with each such retransfer of mortgage loans, the rating agencies shall have been notified of the proposed transfer and the rating agencies shall have notified the sponsor, the indenture trustee and the insurer in writing that such transfer will not result in a reduction or withdrawal of the ratings assigned to the notes without regard to the Policy;

     o the proposed transfer will not cause a Rapid Amortization Event to occur;

     o    the Rapid Amortization Period shall not have commenced; and

     o the sponsor shall have delivered to the indenture trustee and the insurer an officer's certificate confirming the satisfaction of the first three conditions.

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

     The servicer shall establish and maintain in the name of the indenture trustee an account (the "Collection Account") for the benefit of the noteholders, the insurer and the sponsor, as their interests may appear. The Collection Account will be an Eligible Account (as defined herein). Subject to the investment provisions described in the following paragraphs, upon receipt by the servicer of amounts in respect of the mortgage loans (excluding amounts representing the servicing fee) the servicer will deposit such amounts in the Collection Account. Not later than the third business day prior to each Payment Date (the "Determination Date"), the servicer will notify the indenture trustee of the amount of such deposit to be included in funds available for the related Payment Date. Amounts so deposited may be invested in Eligible Investments (as described in the sale and servicing agreement) maturing no later than one Business Day prior to the date on which amounts on deposit therein are required to be deposited in the Distribution Account.

     The indenture trustee will establish an account (the "Distribution Account") into which will be deposited amounts withdrawn from the Collection Account for payment to noteholders on a Payment Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Payment Date. Net investment earnings on the funds in the Distribution Account will be paid to ____________.

     An "Eligible Account" is a segregated account that is:

     o maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the rating agencies and whose accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation with a minimum long-term unsecured debt rating of "A1" by Moody's and "A" by S&P and Fitch, and

     o    which is any of (as approved in writing by the insurer):

          o a federal savings and loan association duly organized, validly existing and in good standing under the applicable banking laws of any state,

          o an institution or association duly organized, validly existing and in good standing under the applicable banking laws of any state,

          o a national banking association duly organized, validly existing and in good standing under the federal banking laws, or

          o    a principal subsidiary of a bank holding company

     o a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company,, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity, or

     o otherwise acceptable to each rating agency and the insurer as evidenced by a letter from each rating agency and the insurer to the indenture trustee, without reduction or withdrawal of their then current ratings of the notes without regard to the Policy.

     Eligible Investments are specified in the sale and servicing agreement and are limited to investments which are acceptable to the insurer and meet the criteria of the rating agencies from time to time as being consistent with their then current ratings of the notes.

Allocations and Collections

     All collections on the mortgage loans will generally be allocated in accordance with the Credit Line Agreements or the mortgage notes, as applicable, between amounts collected in respect of interest and amounts collected in respect of principal. As to any payment date, "Interest Collections" will be equal to the amounts collected during the related Collection Period, including such portion of Net Liquidation Proceeds allocated to interest pursuant to the terms of the Credit Line Agreements or the mortgage notes, as applicable, less servicing fees for the related Collection Period.

     As to any Payment Date, "Principal Collections" will be equal to the sum of the amounts collected during the related Collection Period, including such portion of Net Liquidation Proceeds allocated to principal pursuant to the terms of the Credit Line Agreements or mortgage notes, as applicable, and any Transfer Deposit Amounts. "Liquidation Proceeds" are the proceeds (excluding any amounts drawn on the Policy) received in connection with the liquidation of any mortgage loan, whether through trustee's sale, foreclosure sale or otherwise. "Net Liquidation Proceeds" with respect to a mortgage loan are equal to the Liquidation Proceeds, reduced by related expenses, but not including the portion, if any, of such amount that exceeds the sum of the principal balance of the mortgage loan plus accrued and unpaid interest thereon to the end of the Collection Period during which such mortgage loan became a liquidated mortgage loan.

     With respect to any payment date, the portion of Interest Collections allocable to the notes ("Investor Interest Collections") will equal the product of (a) Interest Collections for such Payment Date and (b) the Investor Floating Allocation Percentage. With respect to any Payment Date, the "Investor Floating Allocation Percentage" is the percentage equivalent of a fraction determined by dividing (a) the Invested Amount at the close of business on the preceding Payment Date (or the Closing Date in the case of the first Payment Date) by (b) the pool balance at the beginning of the related Collection Period. The remaining amount of Interest Collections will be allocated to the certificates.

     Principal Collections will be allocated between the noteholders and the sponsor ("Investor Principal Collections" and "Sponsor Principal Collections", respectively) as described herein.

     The indenture trustee will deposit any amounts drawn under the Policy into the Distribution Account.

     The "principal balance" of a mortgage loan (other than a liquidated mortgage loan) on any day is equal to the Cut-Off Date principal balance thereof, plus (1) any Additional Balances in respect of such mortgage loan minus (2) all collections credited against the principal balance of such mortgage loan in accordance with the related Credit Line Agreement or mortgage note prior to such day. The principal balance of a liquidated mortgage loan after final recovery of related Liquidation Proceeds shall be zero.

     "Liquidation Loss Amount" means with respect to any liquidated mortgage loan, the unrecovered principal balance thereof during the Collection Period in which such mortgage loan became a liquidated mortgage loan, after giving effect to the Net Liquidation Proceeds received in connection therewith. The "Investor Loss Amount" shall be the product of the Investor Floating Allocation Percentage and the aggregate of the Liquidation Loss Amounts for such Payment Date. A "liquidated mortgage loan" is any mortgage loan in respect of which the servicer has determined, based on the servicing procedures specified in the sale and servicing agreement, as of the end of the preceding Collection Period that all Liquidation Proceeds which it expects to recover with respect to the disposition of the related mortgaged property have been recovered.

     As, to any Payment Date, the "Collection Period" is the calendar month preceding each Payment Date.

Payments on the Notes

     Beginning with the first Payment Date (which will occur on _________ __, 200__), payments on the notes will be made by the indenture trustee or the Paying Agent based upon aggregate information provided by the servicer on each Payment Date to the persons in whose names such notes are registered at the close of business on the day prior to each Payment Date or, if the notes are no longer in book-entry form, at the close of business on the last day of the month preceding such Payment Date (the "Record Date"). The term "Payment Date" means the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day. Payments will be made by check or money order mailed (or upon the request of a noteholder owning notes having denominations aggregating at least $1,000,000, by wire transfer or otherwise) to the address of the person entitled thereto (which, in the case of book-entry notes, will be DTC or its nominee) as it appears on the note register in amounts calculated as described herein on the Determination Date. However, the final payment in respect of the notes will be made only upon presentation and surrender thereof at the office or the agency of the indenture trustee specified in the notice to noteholders of such final payment. For purposes of the Agreements, a "Business Day" is any day other than (1) a Saturday or Sunday or (2) a day on which the insurer or banking institutions in the States of California, ___________ or __________ are required or authorized by law to be closed.

     Application of Interest Collections. On each Payment Date, the indenture trustee or the paying agent will apply the Investor Interest Collections in the following manner and order of priority:

     o as payment to the indenture trustee for its fee for services rendered pursuant to the sale and servicing agreement and as payment to the owner trustee for its fee for services rendered pursuant to the trust agreement;

     o    as payment for the premium for the Policy;

     o to the noteholders, as payment for the accrued interest due and any overdue accrued interest (with interest thereon to the extent permitted by law) on the note balance of the notes; and

     o to the holder of the certificates, the amount to which it is entitled in accordance with the provisions of the sale and servicing agreement;

     Calculation of the Note Rate. Interest will be distributed on each Payment Date at the Note Rate for the related interest accrual period on the note balance as of the first day of such interest accrual period (reduced by any Civil Relief Act Interest Shortfalls for such Payment Date). The "Note Rate" for a Payment Date will generally equal the sum of (a) LIBOR, determined as specified herein, as of the second LIBOR Business Day prior to the immediately preceding Payment Date (or as of two LIBOR Business Days prior to the closing date, in the case of the first Payment Date) plus (b) ___% per annum. Notwithstanding the foregoing, in no event will the amount of interest required to be distributed in respect of the notes on any Payment Date exceed the amount calculated at a rate (the "Net WAC") equal to the weighted average of the loan rates (net of the Servicing Fee Rate, the fee payable to the indenture trustee and the owner trustee (expressed as a rate) and the rate at which the premium payable to the insurer is calculated) weighted on the basis of the daily balance of each mortgage loan during the calendar month preceding the Collection Period relating to such Payment Date or in the case of the first Payment Date, the weighted average loan rate as of the Cut-Off Date.

     Interest on the notes in respect of any Payment Date will accrue on the note balance from the preceding Payment Date (or in the case of the first Payment Date, from the closing date) through the day preceding such Payment Date (each such period, an "interest accrual period") on the basis of the actual number of days in the interest accrual period and a 360-day year. Interest payments on the notes will be funded from Investor Interest Collections and, if necessary, from the Policy pursuant to the terms thereof. Interest for any Payment Date due but not paid on such Payment Date will be due on the next succeeding Payment Date together with additional interest on such amount at a rate equal to the applicable Note Rate.

     Calculation of the LIBOR Rate. On each Payment Date, LIBOR shall be established by the indenture trustee and as to any interest accrual period, LIBOR will equal the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest accrual period. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the sponsor after consultation with the indenture trustee), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the sponsor after consultation with the indenture trustee) as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the principal amount of the notes then outstanding. The indenture trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the sponsor after consultation with the indenture trustee, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the principal amount of the notes then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Payment Date. "LIBOR Business Day" means any day other than (1) a Saturday or a Sunday or (2) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

     Payments of Principal Collections. For the period beginning on the first Payment Date and, unless a Rapid Amortization Event shall have earlier occurred, ending immediately after the Payment Date in _____________ (such period, the "Managed Amortization Period"), the amount of Principal Collections payable to noteholders as of each Payment Date during the Managed Amortization Period will equal, to the extent funds are available therefor, the Scheduled Principal Collections Payment Amount for such Payment Date. On any Payment Date during the Managed Amortization Period, the "Scheduled Principal Collections Payment Amount" shall equal the lesser of the Maximum Principal Payment and the Alternative Principal Payment (as defined herein). With respect to any Payment Date, the "Maximum Principal Payment" will equal the product of the Investor Fixed Allocation Percentage and Principal Collections for such Payment Date. With respect to any Payment Date, the "Alternative Principal Payment" will equal the amount, but not less than zero, of Principal Collections for such Payment Date less the aggregate of Additional Balances created during the related Collection Period. The "Rapid Amortization Period" is the period beginning at the earlier of (1) the occurrence of a Rapid Amortization Event and (2) immediately following the Payment Date in __________ and continuing until the later of when (1) the note balance has been reduced to zero and all amounts then due and owing to the insurer have been paid and (2) the trust is terminated. See "--Termination; Retirement of the Notes."

     Beginning with the first Payment Date following the end of the Managed Amortization Period, the amount of Principal Collections payable to noteholders on each Payment Date will be equal to the Maximum Principal Payment.

     Payments of Principal Collections based upon the Investor Fixed Allocation Percentage may result in payments of principal to noteholders in amounts that are greater relative to the declining pool balance than would be the case if the Investor Floating Allocation Percentage were used to determine the percentage of Principal Collections distributed in respect of the Invested Amount. Principal Collections not allocated to the noteholders will be allocated to the certificates. The aggregate payments of principal to the noteholders will not exceed the initial note balance.

     In addition, to the extent of funds available therefor (including funds available under the Policy), on the Payment Date in __________, noteholders will be entitled to receive as a payment of principal an amount equal to the outstanding note balance.

     The Paying Agent. The paying agent shall initially be the indenture trustee, together with any successor thereto in such capacity. The paying agent shall have the revocable power to withdraw funds from the Distribution Account for the purpose of making payments to the noteholders.

Rapid Amortization Events

     As described above, the Managed Amortization Period will continue through the Payment Date in __________, unless a Rapid Amortization Event occurs prior to such date in which case the Rapid Amortization Period will commence prior to such date. The "Rapid Amortization Period" is the period commencing on the earlier of:

     o    the end of the Managed Amortization Period and

     o the day, if any, upon which a Rapid Amortization Event occurs and concluding upon the later of:

          o    termination of the trust and

          o all amounts due and owing to the insurer and the noteholders have been paid.

     "Rapid Amortization Event" refers to any of the following events:

     (a)  failure on the part of the sponsor, the trust or the servicer:

          o    to make a payment or deposit required under the Agreements or

          o to observe or perform in any material respect any other covenants or agreements of the sponsor set forth in the Agreements, which failure continues unremedied for a period of 60 days after written notice;

     (b) any representation or warranty made by the sponsor, the trust or the servicer in the Agreements proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the noteholders or the insurer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to occur with respect to a breach of representation and warranty relating to a mortgage loan if the sponsor or the servicer has purchased or made a substitution for the related mortgage loan or mortgage loans if applicable during such period (or within an additional 60 days, with the consent of the indenture trustee and the insurer) in accordance with the provisions of the sale and servicing agreement;

     (c) the occurrence of certain events of bankruptcy, insolvency or receivership relating to the sponsor, the trust or the servicer;

     (d) the trust becomes subject to regulation by the SEC as an investment company within the meaning of the Investment Company Act, of 1940, as amended;

     (e) the aggregate of all draws under the Policy exceeds __% of the Cut-Off Date pool balance; or

     (f) default in the payment of any interest, principal or any installment of principal on the related notes when the same becomes due and payable, and such default continues for a period of five business days.

     In the case of any event described in clause (a) or (b), a Rapid Amortization Event will be deemed to have occurred only if, after the applicable grace period, if any, described in such clauses, either the indenture trustee or noteholders holding notes evidencing more than 51% of the Percentage Interests (in either case, with the consent of the insurer) or the insurer (so long as there is no default by the insurer in the performance of its obligations under the Policy), by written notice to the sponsor and the servicer (and to the indenture trustee, if given by the noteholders) declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in clause (c), (d) or (e) a Rapid Amortization Event will be deemed to have occurred without any notice or other action on the part of the indenture trustee, the insurer or the noteholders immediately upon the occurrence of such event.

     In addition to the consequences of a Rapid Amortization Event discussed above, if the sponsor voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of the sponsor, on the day of any such filing or appointment no further Additional Balances will be transferred to the trust, the sponsor will immediately cease to transfer Additional Balances to the trust and the sponsor will promptly give notice to the indenture trustee and the insurer of any such filing or appointment.

     Notwithstanding the foregoing, if a conservator or trustee-in-bankruptcy is appointed for the sponsor and no Rapid Amortization Event exists other than such conservatorship, receivership or insolvency of the sponsor, the conservator or receiver may have the power to prevent the commencement of the Rapid Amortization Period or the sale of mortgage loans described above.


[Pre-Funding Account

     On the closing date, ($__________) will be deposited in a pre-funding account. The pre-funding account shall be part of the trust and will be used to acquire additional mortgage loans in accordance with the sale and servicing agreement. The funding period will begin on the closing date and terminate on _____________, 200_. Any funds remaining at the end of the funding period will be distributed to holders of the notes entitled to receive principal on the Payment Date in ______________, 200_ in reduction of the note balance. This will result in a partial principal prepayment of the notes on that date.

     Amounts on deposit in the pre-funding account will be invested in Permitted Investments. All interest and any other investment earnings on amounts on deposit in the pre-funding account will be deposited in the capitalized interest account. All reinvestment earnings on the pre-funding account shall be owned by, and be taxable to, the seller.


The Policy

     [Description of the Policy]


                    Maturity and Prepayment Considerations

     The Agreements, except as otherwise described herein, provides that the noteholders will be entitled to receive on each Payment Date payments of principal, in the amounts described herein, until the note balance is reduced to zero. During the Managed Amortization Period, noteholders will receive amounts from Principal Collections based upon the Investor Fixed Allocation Percentage subject to reduction as described below. During the Rapid Amortization Period, noteholders will receive amounts from Principal Collections based solely upon the Investor Fixed Allocation Percentage. Because prior payments of Investor Principal Collections to noteholders reduce the Investor Floating Allocation Percentage but do not change the Fixed Allocation Percentage, allocations of Principal Collections based on the Fixed Allocation Percentage may result in payments of principal to the noteholders in amounts that are, in most cases, greater relative to the declining balance of the mortgage loans than would be the case if the Investor Floating Allocation Percentage were used to determine the percentage of Principal Collections distributed to noteholders. This is especially true during the Rapid Amortization Period when the noteholders are entitled to receive Investor Principal Collections and not a lesser amount. In addition, to the extent of losses allocable to the noteholders, noteholders may also receive as payment of principal the Investor Floating Allocation Percentage of the amount of such losses from draws under the Policy. The level of losses may therefore affect the rate of payment of principal on the notes. For a description of the defined terms used in this section, See "Description of the Notes."

     Because during the Rapid Amortization Period the noteholders' share of Principal Collections is based upon the Investor Fixed Allocation Percentage (without reduction), an increase in the pool balance due to additional draws may also result in noteholders receiving principal at a greater rate than would otherwise occur if the Investor Floating Allocation Percentage were used to determine the percentage of Principal Collections distributed to noteholders. The sale and servicing agreement permits the sponsor, at its option, but subject to the satisfaction of certain conditions specified in the sale and servicing agreement, including the conditions described below, to remove certain mortgage loans from the trust at any time during the life of the trust, so long as the pool balance (after giving effect to such removal) exceeds [ ]. Such removals may affect the rate at which principal is distributed to noteholders by reducing the overall pool balance and thus the amount of Principal Collections. See "Description of the Notes--Optional Transfers of Mortgage Loans to the Sponsor."

     The prepayment experience with respect to the mortgage loans will affect the weighted average life of the notes.

     The rate of prepayment on the mortgage loans cannot be predicted. The sponsor is not aware of any publicly available studies or statistics that accurately predict or forecast the rate of prepayment of mortgage loans such as the mortgage loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than traditional first mortgage loans. Because the mortgage loans generally do not amortize during the Draw Period, rates of principal payment on the mortgage loans will generally be slower than those of traditional fully-amortizing first mortgages in the absence of prepayments on such mortgage loans. The prepayment experience of the trust with respect to the mortgage loans may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility, the frequency and amount of any future draws on the Credit Line Agreements and changes affecting the deductibility for federal income tax purposes of interest payments on home equity loans. Substantially all of the mortgage loans contain "due-on-sale" provisions, and the servicer intends to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related mortgage loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the prospectus.

     The yield to an investor who purchases the notes in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the mortgage loans is actually different than the rate anticipated by such investor at the time such notes were purchased.

     Collections on the mortgage loans may vary because, among other things, borrowers may make payments during any month as low as the minimum monthly payment for such month which may be zero, or as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make scheduled payments. Collections on the mortgage loans may vary due to seasonal purchasing and payment habits of borrowers.

     No assurance can be given as to the level of prepayments that will be experienced by the trust but it can be expected that a portion of borrowers will not prepay their mortgage loans to any significant degree.

                         Description of the Agreements

     The following summary describes certain terms of the sale and servicing agreement, the trust agreement and the indenture. Such summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the respective provisions of the sale and servicing agreement, the trust agreement and the indenture. Whenever particular defined terms in the indenture are referred to, such defined terms are thereby incorporated herein by reference. See "The Agreements" in the prospectus.

Reports to Noteholders

     Concurrently with each payment to the noteholders, the servicer will forward to the indenture trustee for mailing to such noteholder and the insurer a statement setting forth among other items:

     o the Investor Floating Allocation Percentage for the preceding Collection Period;

     o    the amount being distributed to noteholders;

     o    the amount of interest included in such payment and the related Note
          Rate;

     o the amount, if any, of overdue accrued interest included in such payment;

     o the amount, if any, of the remaining overdue accrued interest after giving effect to such payment;

     o    the amount, if any, of principal included in such payment;

     o the amount, if any, of the reimbursement of previous Liquidation Loss Amounts included in such payment;

     o the amount, if any, of the aggregate unreimbursed Liquidation Loss Amounts after giving effect to such payment;

     o    the servicing fee for such Payment Date;

     o the Invested Amount and the note balance, each after giving effect to such payment;

     o    the pool balance as of the end of the preceding Collection Period;

     o the number and aggregate principal balances of the mortgage loans as to which the minimum monthly payment is delinquent to 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the Collection Period;

     o the book value of any real estate which is acquired by the trust through foreclosure or grant of deed in lieu of foreclosure; and

     o    the amount of any draws on the Policy.

Collection and Other Servicing Procedures on Mortgage Loans

     The servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the sale and servicing agreement, follow such collection procedures as it follows from time to time with respect to the home equity loans in its servicing portfolio comparable to the mortgage loans. Consistent with the above, the servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the mortgage loans.

     With respect to the mortgage loans, the servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided that any such arrangement is consistent with the servicer's policies with respect to the home equity mortgage loans it owns or services. In accordance with the terms of the sale and servicing agreement, the servicer may consent under certain circumstances to the placing of a subsequent senior lien in respect of a mortgage loan.

Hazard Insurance

     The servicer will cause to be maintained for each mortgage loan and each property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of

     o the outstanding principal balance on the mortgage loan and any related senior lien(s); and

     o the maximum insurable value of the improvements securing the mortgage loan.

Generally, if the mortgaged property is located in a federally designated flood area, the hazard insurance to be maintained for the mortgage loan shall include flood insurance in such amounts as are required under applicable guidelines of the Federal Flood Emergency Act. Any amounts collected by the servicer under any such policies will be deposited in the Collection Account, net of certain amounts as indicated in the sale and servicing agreement. The servicer shall be under no obligation to require that any mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired, other than pursuant to applicable laws and regulations. If the servicer obtains and maintains a blanket policy consistent with prudent industry standards insuring against hazard losses on all of the mortgage loans in an aggregate amount prudent under industry standards, it shall conclusively be deemed to have satisfied its obligations and if there shall have been a loss which would have been covered by such policy, deposit in the Collection Account, as the case may be, the amount not otherwise payable under the blanket policy because of any deductible clause.

     We refer you to "The Agreements--Hazard Insurance" in the prospectus for further information.

Realization Upon Defaulted Mortgage Loans

     The servicer will foreclose upon or otherwise comparably convert to ownership mortgaged properties securing such of the mortgage loans as come into default when, in accordance with applicable servicing procedures under the sale and servicing agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general subordinate mortgage servicing activities, provided the servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. The servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to noteholders or the certificateholders.

Servicing Compensation and Payment of Expenses

     With respect to each Collection Period, the servicer will receive from interest collections in respect of the mortgage loans a portion of such interest collections as a monthly servicing fee in the amount equal to [ ]% per annum on the aggregate principal balances of the mortgage loans as of the first day of the related Collection Period (or as of the Cut-Off Date for the first Collection Period). All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the servicer as additional servicing compensation.

     The servicer will pay certain ongoing expenses associated with the trust and incurred by it in connection with its responsibilities under the sale and servicing agreement. In addition, the servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted mortgage loans and in connection with the restoration of mortgaged properties, such right of reimbursement being prior to the rights of noteholders to receive any related Net Liquidation Proceeds.

Certain Matters Regarding the Servicer and the Sponsor

     The sale and servicing agreement provides that the servicer may not resign from its obligations and duties thereunder:

     o unless such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or its subsidiaries or affiliates or

     o    upon the satisfaction of the following conditions:

          o the servicer has proposed a successor servicer to the indenture trustee and the insurer in writing and such proposed successor servicer is reasonably acceptable to the indenture trustee and the insurer; and

          o the rating agencies have confirmed to the indenture trustee and the insurer that the appointment of such proposed successor servicer as the servicer will not result in the reduction or withdrawal of the then current rating of the notes.

No such resignation will become effective until the indenture trustee or a successor servicer has assumed the servicer's obligations and duties under the sale and servicing agreement.

     The servicer may perform any of its duties and obligations under the sale and servicing agreement through one or more subservicers or delegates, which may be affiliates of the servicer. Notwithstanding any such arrangement, the servicer will remain liable and obligated to the indenture trustee and the noteholders for the servicer's duties and obligations under the sale and servicing agreement, without any diminution of such duties and obligations and as if the servicer itself were performing such duties and obligations.

     Under the sale and servicing agreement, the sponsor will indemnify an injured party for the entire amount of any losses, claims, damages or liabilities arising out of or based on the sale and servicing agreement (other than losses resulting from defaults under the mortgage loans). The sale and servicing agreement provides that neither the sponsor nor the servicer nor their directors, officers, employees or agents will be under any other liability to the trust, the indenture trustee, the noteholders, the insurer or any other person for any action taken or for refraining from taking any action pursuant to the sale and servicing agreement. However, neither the sponsor nor the servicer will be protected against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence of the sponsor or the servicer in the performance of its duties under the sale and servicing agreement or by reason of reckless disregard of its obligations thereunder. In addition, the sale and servicing agreement provides that the servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the sale and servicing agreement and which in its opinion may expose it to any expense or liability. The servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable with respect to the sale and servicing agreement and the rights and duties of the parties thereto and the interest of the noteholders and the insurer thereunder.

     Any corporation into which the servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the servicer shall be a party, or any corporation succeeding to the business of the servicer shall be the successor of the servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties.

Events of Servicing Termination

     "Events of Servicing Termination" will consist of:

     (a) any failure by the servicer to deposit in the Collection Account any deposit required to be made under the sale and servicing agreement or to make any payment required to be made under the insurance agreement, which failure continues unremedied for two Business Days after the giving of written notice of such failure to the servicer by the indenture trustee, or to the servicer and the indenture trustee by the insurer or noteholders evidencing an aggregate, of at least 25% of the voting rights;

     (b) any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the sale and servicing agreement which, in each case, materially and adversely affects the interests of the noteholders or the insurer and continues unremedied for 60 days after the giving of written notice of such failure to the servicer by the indenture trustee, or to the servicer and the indenture trustee by the insurer or noteholders evidencing an aggregate of at least 25% of the voting rights;

     (c) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the servicer and certain actions by the servicer indicating insolvency, reorganization or inability to pay its obligations (each an "Insolvency Event"); or

     (d) any Event of Servicing Termination under the terms of the Policy, has occurred and is continuing. Under certain other circumstances, the insurer may deliver written notice to the servicer terminating all the rights and obligations of the servicer under the sale and servicing agreement.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (a) above for a period of five Business Days or referred to under clause (b) above for a period of 60 days, shall not constitute an Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by the servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the sale and servicing agreement and the servicer shall provide the indenture trustee, the sponsor, the insurer and the noteholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

Rights Upon an Event of Servicing Termination

     So long as an Event of Servicing Termination remains unremedied, either:

     o the indenture trustee, or noteholders evidencing an aggregate of at least 51% of the Voting Rights in each case with the consent of the insurer or

     o the insurer, may terminate all of the rights and obligations of the servicer under the sale and servicing agreement and in and to the mortgage loans, whereupon the indenture trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the sale and servicing agreement and will be entitled to similar compensation arrangements. In the event that the indenture trustee would be obligated to succeed the servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the sale and servicing agreement and having a net worth of at least $[ ] and acceptable to the insurer to act as successor to the servicer under the sale and servicing agreement. Pending such appointment, the indenture trustee will be obligated to act in such capacity unless prohibited by law. Such successor will be entitled to receive the same compensation that the servicer would otherwise have received (or such lesser compensation as the indenture trustee and such successor may agree). A receiver or conservator for the servicer may be empowered to prevent the termination and replacement of the servicer where the only Event of Servicing Termination that has occurred is an Insolvency Event.

Certain Matters Regarding the Indenture Trustee and the Owner Trustee

     Neither the indenture trustee nor any director, officer or employee of the indenture trustee will be under any liability to the trust of the noteholders for taking any action or for refraining from the taking of any action in good faith pursuant to the indenture, or for errors in judgment; provided, that none of the indenture trustee or any director, officer or employee thereof will be protected against any liability that would otherwise be imposed on it by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the indenture. Subject to certain limitations set forth in the indenture, the indenture trustee and any director, officer, employee or agent thereof will be indemnified by the trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the indenture, other than any loss, liability or expense incurred by reason of its own willful malfeasance, bad faith or negligence in the performance of its duties under the indenture, or by reason of its reckless disregard of its obligations and duties under the indenture. All persons into which the indenture trustee may be merged or with which it may be consolidated, or any person resulting from such merger or consolidation, will be the successor to the indenture trustee under the indenture.

     The owner trustee, the indenture trustee and any of their respective affiliates may hold notes in their own names or as pledgees. For the purpose of meeting the legal requirements of certain jurisdictions, the servicer, the owner trustee and the indenture trustee acting jointly (or in some instances, the owner trustee or the indenture trustee acting alone) will have the power to appoint co-trustees or separate trustees of all or any part of the trust. In the event of such an appointment, all rights, powers, duties and obligations conferred or imposed upon the owner trustee by the sale and servicing agreement and the trust Agreement and the indenture trustee by the indenture will be conferred or imposed upon the owner trustee and the indenture trustee, respectively, and in each such case such separate trustee or co-trustee jointly, or, in any jurisdiction in which the owner trustee or indenture trustee will be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the owner trustee or the indenture trustee, respectively.

     The indenture trustee may resign at any time, in which event the owner trustee will be obligated to appoint a successor thereto. The owner trustee may resign at any time, in which event the co-owner trustee will be obligated to appoint a successor thereto. The servicer may also remove the owner trustee or the indenture trustee if either ceases to be eligible to continue as such under the trust agreement or the indenture, as the case may be, or becomes legally unable to act or becomes insolvent. Any resignation or removal of the owner trustee or indenture trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by such successor.

Duties of the Owner Trustee and Indenture Trustee

     The owner trustee will make no representations as to the validity or sufficiency of the trust agreement, the notes (other than the execution and authentication thereof), or of any mortgage loans or related documents, and will not be accountable for the use or application by the sponsor or the servicer of any funds paid to the sponsor or the servicer in respect of the notes, or the mortgage loans, or the investment of any monies by the servicer before such monies are deposited into the Collection Account or the Distribution Account. Generally, the owner trustee's duties under the trust agreement will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the owner trustee under the trust agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the trust agreement.

     The indenture trustee will make no representations as to the validity or sufficiency of the indenture, the notes (other than the execution and authentication thereof) or of any mortgage loans or related documents, and will not be accountable for the use or application by the sponsor or the servicer of any funds paid to the sponsor or the servicer in respect of the notes or the mortgage loans, or the use or investment of any monies by the servicer before such monies are deposited into the Collection Account or the Distribution Account. Generally, indenture trustee's duties under the indenture will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the indenture trustee under the indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the indenture.

     The indenture trustee will be under no obligation to exercise any of the rights or powers vested in it by the indenture or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the noteholders, unless such noteholders have offered to the indenture trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

Amendment

     The sale and servicing agreement may be amended from time to time by the sponsor, the servicer and the indenture trustee and with the consent of the insurer, but without the consent of the noteholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions of the sale and servicing agreement, to add to the duties of the sponsor or the servicer or to add or amend any provisions of the sale and servicing agreement as required by the rating agencies in order to maintain or improve any rating of the notes (it being understood that, after obtaining the ratings in effect on the closing date, neither the sponsor, the indenture trustee nor the servicer is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under the sale and servicing agreement or the Policy which shall not be inconsistent with the provisions of the sale and servicing agreement or to comply with any requirement imposed by the Code; provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any noteholder or the insurer; provided, that any such amendment will not be deemed to materially and adversely affect the noteholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the rating agencies stating that such amendment would not result in a downgrading of the then current rating of the notes, without regard to the Policy. The sale and servicing agreement may also be amended from time to time by the sponsor, the servicer, and the indenture trustee, with the consent of noteholders evidencing an aggregate of at least 51% of the Voting Rights and the insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the sale and servicing agreement or of modifying in any manner the rights of the noteholders; provided that no such amendment will:

     o reduce in any manner the amount of, or delay the timing of, collections of payments on the notes or distributions or payments under the Policy which are required to be made on any note without the consent of the holder of such note,

     o reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all notes then outstanding or

     o adversely affect in any material respect the interest of the insurer.

Termination; Retirement of the Notes

     The trust will generally terminate on the later of (A) the Payment Date immediately following the payment in full of all amounts owing to the insurer and (B) the earliest of:

     o the Payment Date on which the note balance of all of the notes have been reduced to zero and all other amounts due and owing to the noteholders have been paid in full,

     o the Payment Date immediately following the final payment or other liquidation of the last mortgage loan in the trust,

     o the Payment Date immediately following the optional redemption by the sponsor of the notes, as described below and

     o    the Payment Date in [ ].

     The notes will be subject to optional redemption on any Payment Date after the note balance is reduced to an amount less than or equal to [ ]% of the initial note balance. Any such optional repurchase will cause a redemption of the notes outstanding at the time. Such redemption will only occur if the purchase price is at least equal to the sum of the outstanding note balance and accrued and unpaid interest, together with all amounts due and owing to the insurer and unreimbursed draws on the Policy. The sponsor may not exercise its right to redeem any notes if such redemption would result in a draw on the Policy without the prior consent of the insurer. In no event, however, will the trust created by the trust agreement continue for more than 21 years after the death of certain individuals named in the trust agreement. Written notice of termination of the trust agreement will be given to each noteholder, and the final distribution will be made only upon surrender and cancellation of the notes at an office or agency designated by the indenture trustee which will be specified in the notice of termination.

     In addition, the trust may be liquidated as a result of certain events of bankruptcy, insolvency or receivership relating to the sponsor. See "Description of the Notes--Rapid Amortization Events" herein.

     No holder of a note will have any right under the indenture to institute any proceeding with respect to the indenture unless such holder previously has given to the indenture trustee written notice of default and unless noteholders evidencing an aggregate, undivided interest in the trust of at least 51% of the note balance have made written requests upon the indenture trustee to institute such proceeding in its own name as indenture trustee thereunder and have offered to the indenture trustee reasonable indemnity and the indenture trustee for 60 days has neglected or refused to institute any such proceeding. The indenture trustee will be under no obligation to exercise any of the trusts or powers vested in it by the indenture or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the noteholders, unless such noteholders have offered to the indenture trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby.

The Indenture Trustee

     ____________, a ___________________ with its principal place of business in ____________, has been named indenture trustee pursuant to the indenture.

     The commercial bank or trust company serving as indenture trustee may own notes and have normal banking relationships with the sponsor, the servicer and the insurer and/or their affiliates.

                                Use of Proceeds

     The net proceeds to be received from the sale of the notes will be applied by the sponsor to purchase the mortgage loans.

                        Federal Income Tax Consequences

General

     The following discussion, which summarizes certain U.S. federal income tax aspects of the purchase, ownership and disposition of the notes, is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations thereunder, and published rulings and court decisions in, effect as of the date hereof, all of which are subject to change, possibly retroactively. This discussion does not address every aspect of the U.S. federal income tax laws which may be relevant to noteholders in light of their personal investment circumstances or to certain types of noteholders subject to special treatment under the U.S. federal income tax laws (for example, banks and life insurance companies). Accordingly, investors should consult their tax advisors regarding U.S. federal, state, local, foreign and any other tax consequences to them of investing in the notes.

Characterization of the Notes as Indebtedness

     Based on the application of existing law to the facts as set forth in the Agreements and other relevant documents and assuming compliance with the terms of the Agreements as in effect on the date of issuance of the notes, [ ], special tax counsel to the trust ("Tax Counsel") and counsel to the Underwriters, is of the opinion that the notes will be treated as debt instruments for federal income tax purposes as of such date and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool within the meaning of
Section 7701 (i). Accordingly, upon issuance, the notes will be treated as "Debt Securities" as described in the prospectus. See "Federal Income Tax Consequences" in the prospectus.

     The sponsor and the noteholders express in the sale and servicing agreement their intent that, for applicable tax purposes, the notes will be indebtedness secured by the mortgage loans. The sponsor and the noteholders, by accepting the notes, and each beneficial owner by its acquisition of an interest in a note, have agreed to treat the notes as indebtedness for U.S. federal income tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transaction, the sponsor intends to treat this transaction as a sale of an interest in the principal balances of the mortgage loans for financial accounting and certain regulatory purposes.

     In general, whether for U.S. federal income tax purposes a transaction constitutes a sale of property or loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While IRS and the courts have set forth several factors to be taken into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Tax Counsel has analyzed and relied on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the mortgage loans has been retained by the sponsor and has not been transferred to the noteholders.

     In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax Counsel has advised that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions, of the documents either accords with the characterization of the notes as debt or otherwise makes the rationale of those cases inapplicable to this situation.

Taxation of Interest Income of Note Owners

     Assuming that the beneficial owners of notes, or "Note Owners", are holders of debt obligations for U.S. federal income tax purposes, the notes generally will be taxable as Debt Securities. See "Federal Income Tax Consequences" in the prospectus.

     While it is not anticipated that the notes will be issued at a greater than de minimis discount, under Treasury regulations (the "OID Regulations") it is possible that the notes could nevertheless be deemed to have been issued with original issue discount ("OID") if the interest were not treated as an unconditionally payable under the OID Regulations. If such regulations were to apply, all of the taxable income to be recognized with respect to the notes would be includible in income of Note Owners as OID, but would not be includible again when the interest is actually received. See "Federal Income Tax Consequences--Taxation of Debt Securities; Interest and Acquisition Discount" in the prospectus for a discussion of the application of the OID rules if the notes are in fact issued at a greater than de minimis discount or are treated as having been issued with OID under the OID Regulations. For purposes of calculating OID, it is likely that the notes will be treated as Pay-Through Securities.

Possible Classification of the Trust as a Partnership or Association Taxable as a Corporation

     The opinion of Tax Counsel is not binding on the courts or the IRS. It is possible that the IRS could assert that for purposes of the Code, the transaction contemplated by this prospectus with respect to the notes constitutes a sale of the mortgage loans (or an interest therein) to the Note Owners and that the proper classification of the legal relationship between the sponsor and the Note Owners resulting from this transaction is that of a partnership (including a publicly traded partnership), a publicly traded partnership treated as a corporation, or an association taxable as a corporation. Since Tax Counsel has advised that the notes will be treated as indebtedness in the hands of the noteholders for U.S. federal income tax purposes, the sponsor will not attempt to comply with U.S. federal income tax reporting requirements applicable to partnerships or corporations as such requirements would apply if the notes were treated as indebtedness.

     If it were determined that this transaction created an entity classified as a corporation (including a publicly traded partnership taxable as a corporation), the trust would be subject to U.S. federal income tax at corporate income tax rates on the income it derives from the mortgage loans, which would reduce the amounts available for payment to the Note Owners. Cash payments to the Note Owners generally would be treated as dividends for tax purposes to the extent of such corporation's earnings and profits. If the transaction were treated as creating a partnership between the Note Owners and the sponsor, the partnership itself would not be subject to U.S. federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the sponsor and each Note Owner would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of the Note Owner could differ if the notes were held to constitute partnership interests rather than indebtedness.

Possible Classification as a Taxable Mortgage Pool

     In relevant part, Section 7701 (i) of the Code provides that any entity (or a portion of an entity) that is a "taxable mortgage pool" will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Subject to a grandfather provision for existing entities, any entity (or a portion of any entity) will be a taxable mortgage pool if

     o substantially all of its assets consist of debt instruments, more than 50% of which are real estate mortgages

     o the entity is the obligor under debt obligations with two or more maturities, and

     o under the terms of the entity's debt obligations (or an underlying arrangement), payments on such debt obligations bear a relationship to the debt instruments held by the entity.

     Assuming that all of the provisions of the Agreements, as in effect on the date of issuance, are complied with, Tax Counsel is of the opinion that the arrangement created by the Agreements will not be a taxable mortgage pool under Section 7701 (i) of the Code because only one class of indebtedness, secured by the mortgage loans is being issued.

     The opinion of Tax Counsel is not binding on the IRS or the courts. If the IRS were to contend successfully (or future regulations were to provide) that the arrangement created by the Agreements is a taxable mortgage pool, such arrangement would be subject to U.S. federal corporate income tax on its taxable income generated by ownership of the mortgage loans. Such a tax might reduce amounts available for payments to Note Owners. The amount of such a tax would depend upon whether payments to Note Owners would be deductible as interest expense in computing the taxable income of such an arrangement as a taxable mortgage pool.

Foreign Investors

     In general, subject to certain exceptions, interest (including OID) paid on a note to a nonresident alien individual, foreign corporation or other non-United States person is not subject to U.S. federal income tax, provided that such interest is not effectively connected with a trade or business of the recipient in the United States and the Note Owner provides the required foreign person information certification. See "Federal Income Tax Consequences--Tax Treatment of Foreign Investors" in the prospectus.

     If the interests of the Note Owners were deemed to be partnership interests, the partnership, if it were considered to be engaged in a U.S. trade or business, would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of such foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, such foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against such foreign partner's U.S. income tax liability.

     If the trust were taxable as a corporation, payments to foreign persons, to the extent treated as dividends (or if the trust were characterized as a partnership that was not engaged in a trade or business, all interest payments), would generally be subject to withholding at the rate of 30%, unless such rate were reduced by an applicable tax treaty.

     If, contrary to the opinion of Tax Counsel, the notes are recharacterized as equity interests in a partnership, or in an association or publicly traded partnership taxable as a corporation, any taxes required to be so withheld will be treated for all purposes of the notes and the Policy as having been paid to the related noteholder.

Backup Withholding

     Certain Note Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the notes if the Note Owners, upon issuance, fail to supply the indenture trustee or his broker with his taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) property, or, under certain circumstances, fail to provide the indenture trustee or his broker with a certified statement, under penalty of perjury, that he is not subject to backup withholding.

     The indenture trustee will be required to report annually to the IRS, and to each noteholder of record, the amount of interest paid (and OID accrued, if any) on the notes (and the amount of interest withheld for U.S. federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "noteholder" of record is Cede, as nominee for DTC, Note Owners and the IRS will receive tax and other information including the amount of interest paid on the notes from participants and indirect participants of the DTC system rather than from the indenture trustee. (The indenture trustee, however, will respond to requests for necessary information to enable participants, indirect participants and certain other persons to complete their reports.) Each non-exempt Note Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Note Owner fail to provide the required certification, the participants or indirect participants (or the paying agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     Final regulations dealing with withholding tax on income paid to foreign persons, backup withholding and related matters (the "New Withholding Regulations") were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations generally will be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective Certificate Owners are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

Tax-Exempt Entities

     A tax-exempt Note Owner would be subject to less favorite tax treatment because an interest in a partnership would generate "unrelated business taxable income" and thereby subject the Note Owner to the "unrelated business, taxable income" provisions of the Code.


                                  State Taxes

     The sponsor makes no representations regarding the tax consequences of purchase, ownership or disposition of the notes under the tax laws of any state. Investors considering an investment in the notes should consult their own tax advisors regarding such tax consequences.

     All investors should consult their own tax advisors regarding the federal, state, local, foreign or any other income tax consequences of the purchase, ownership and disposition of the notes.


                             ERISA Considerations

     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and/or Section 4975 of the Code prohibit pension, profit-sharing and other employee benefit plans, as well as individual retirement accounts and certain types of Keogh Plans that are subject to ERISA or to Section 4975 of the Code ("Plans") from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Plans. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons. Title I of ERISA also requires that fiduciaries of a Plan subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing plan documents.

     Certain transactions involving the trust might be deemed to constitute prohibited transactions under ERISA and the Code if assets of the trust were deemed to be assets of a Plan. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of the trust would be treated as plan assets of a Plan for the purposes of ERISA and the Code only if the Plan acquires an "equity interest" in the trust and none of the exceptions contained in the Plan Assets Regulation is applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the sponsor believes that the notes should be treated as indebtedness without substantial equity features for purposes of the Plan Assets Regulation. This determination is based in part upon the traditional debt features of the notes, including the reasonable expectation of purchasers of notes that the notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the notes for ERISA purposes could change if the trust incurs losses. However, even if the notes are treated as indebtedness without substantial equity features, the acquisition or holding of notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the trust or any of its affiliates is or becomes a party in interest or a disqualified person with respect to such Plan. In such case, certain exemptions from the prohibited transaction rules could be applicable, depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 90-l, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 96-23, regarding transactions affected by in-house asset managers; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers."

     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements; however, such plans may be subject to comparable state law restrictions. Any plan that is not subject to ERISA, but that is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules in Code Section 503.

     A Plan fiduciary considering the purchase of notes should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.


                        Legal Investment Considerations

     Although, as a condition to their issuance, the notes will be rated in the highest rating category of the rating agencies, the notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), because not all of the mortgages securing the mortgage loans are first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the notes, which because they evidence interests in a pool that includes junior mortgage loans are not "mortgage related securities" under SMMEA. See "Legal Investment" in the prospectus.


                                 Underwriting

     Subject to the terms and conditions set forth in the underwriting agreement, dated _________ __, 200__, between the sponsor and ___________, the sponsor has agreed to sell to the underwriter, and the underwriter has agreed to purchase from the sponsor the notes offered hereby.

     In the underwriting agreement, the underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all the notes offered hereby if any of the notes are purchased.

     The sponsor has been advised by the underwriter that they propose initially to offer the notes to the public in Europe and the United States at the underwriting price set forth herein and to certain dealers at such, price, less a discount not in excess of ____% of the note denominations. The underwriter may allow and such dealers may reallow a discount not in excess of ___% of the note denominations to certain other dealers. After the initial public offering, the public offering price, such concessions and such discounts may be changed.

     The sponsor has been advised by the underwriter that they presently intend to make a market in the notes offered hereby; however, the underwriter is not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the notes will develop.

     In connection with the offering, the underwriter may engage in transactions that stabilize, maintain or otherwise affect the price of the notes. Specifically, the underwriter may overallot the offering, crating a syndicate short position. In addition, the underwriter may bid for, and purchase, the notes in the open market to cover syndicate shorts or to stabilize the price of the notes. Any of these activities may stabilize or maintain the market price of the notes above independent market levels. The underwriter is not required to engage in these activities, and if commenced, such activities may be discontinued at any time.

     The underwriting agreement provides that the sponsor will indemnify the underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


                                 Legal Matters

     Certain legal matters with respect to the notes will be passed upon for the sponsor by [ ] and for the underwriters by [ ].


                                   [Experts]


                                    Ratings

     It is a condition to issuance that the notes be rated "____" by __________ and _____ and "_____" by __________.

     A securities rating addresses the likelihood of the receipt by noteholders of payments on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the notes. The ratings on the notes do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the possibility that noteholders might realize a lower than anticipated yield.

     The ratings assigned to the notes will depend primarily upon the creditworthiness of the insurer. Any reduction in a rating assigned to the claims-paying ability of the insurer below the ratings initially assigned to the notes may result in a reduction of one or more of the ratings assigned to the notes.

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

             Index of Defined Terms

                                                 Page
                                                 ----

Additional Balance...............................S-17
Agreements.................................S-12, S-21
Alternative Principal Payment....................S-29
Business Day.....................................S-27
CLTV.............................................S-17
Code.............................................S-42
Collection Account...............................S-25
Collection Period................................S-27
Credit Limit Utilization Rate....................S-17
Credit Line Agreement............................S-17
Cut-Off Date.....................................S-11
default..........................................S-18
Determination Date...............................S-25
Distribution Account.............................S-25
Draw.............................................S-17
Draw Period......................................S-17
DTC..............................................S-22
due date.........................................S-18
Eligible Account.................................S-25
Eligible Substitute Mortgage Loan................S-23
ERISA............................................S-47
Events of Servicing Termination..................S-37
Index............................................S-18
Insolvency Event.................................S-38
interest accrual period..........................S-28
Interest Collections.............................S-26
Invested Amount..................................S-22
Investor Floating Allocation Percentage..........S-26
Investor Interest Collections....................S-26
Investor Loss Amount.............................S-27
Investor Principal Collections...................S-26
LIBOR Business Day...............................S-29
liquidated mortgage loan.........................S-27
Liquidation Loss Amount..........................S-27
Liquidation Proceeds.............................S-26
Managed Amortization Period......................S-29
Maximum Principal Payment........................S-29
Net Liquidation Proceeds.........................S-26
Net WAC..........................................S-28
New Withholding Regulations......................S-46
note balance.....................................S-22
Note Owners......................................S-44
Note Rate........................................S-28
OID..............................................S-44
OID Regulations..................................S-44
Original Invested Amount.........................S-22
Payment Date.....................................S-27
Plan Assets Regulation...........................S-47
Plans............................................S-47
principal balance................................S-27
Principal Collections............................S-26
PTCE.............................................S-48
Rapid Amortization Event.........................S-30
Rapid Amortization Period..................S-29, S-30
Record Date......................................S-27
Reference Bank Rate..............................S-29
Related Documents................................S-22
Scheduled Principal Collections
   Payment Amount................................S-29
SMMEA............................................S-48
Sponsor Principal Collections....................S-26
Tax Counsel......................................S-43
Telerate Screen Page 3750........................S-28
trust............................................S-21

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                Subject to completion, dated February 10, 2000


Prospectus Supplement
(To prospectus dated _________, ____)

                          $___________ (approximate)
                          Home Equity Loan Trust 200_

            Home Equity Loan Asset-Backed Certificates, Series 200_
                      GreenPoint Mortgage Securities Inc.
                                  as sponsor

                  [Logo] [GreenPoint Mortgage Funding, Inc.]
                            as seller and servicer

The certificates represent obligations of the trust only and do not represent an interest in or obligation of the sponsor, the trustee or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.


The trust

o    will issue [2] classes of senior certificates

o    will issue a single residual certificate

o    will make a REMIC election for federal income tax purposes

The certificates

o represent the entire beneficial interest in a trust, whose assets consist of a pool of closed-end fixed rate mortgage loans

o    currently have no trading market

o are obligations of the trust only and are not obligations of the seller and servicer or its affiliates

Credit enhancement

o will be provided in the form of [overcollateralization] and an irrevocable and unconditional certificate guaranty insurance policy issued by [certificate insurer]

Review the information in "Risk Factors" on page S-__ herein and on page __ in the prospectus.

o For complete information about the certificates, read both this prospectus supplement and the prospectus.

o __________________, the underwriter, will buy the offered certificates from GreenPoint Mortgage Securities Inc. at a price equal to ________ of their face value. The underwriter will sell the offered certificates from time to time in negotiated transactions.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

[underwriter]
_____________, 200_

                               Table of Contents

                                                                           Page
                                                                           ----
Prospectus Supplement

Summary.....................................................................S-3
Risk Factors................................................................S-8
The Certificate Insurer....................................................S-11
[GreenPoint Mortgage Funding, Inc.]........................................S-11
GreenPoint Mortgage Funding, Inc.'s Loan Program...........................S-14
The Sponsor................................................................S-15
Description of the Mortgage Loans..........................................S-15
Prepayment and Yield Considerations........................................S-19
Description of the Certificates............................................S-24
Use of Proceeds............................................................S-42
Federal Income Tax Consequences............................................S-42
State Taxes................................................................S-45
ERISA Considerations.......................................................S-45
Legal Investment Considerations............................................S-48
Underwriting...............................................................S-48
Experts....................................................................S-49
Legal Matters..............................................................S-49
Ratings....................................................................S-49
Index of Defined Terms.....................................................S-50


Prospectus

Risk Factors..................................................................4
The Trust.....................................................................8
Use of Proceeds..............................................................14
The Sponsor..................................................................14
Loan Program.................................................................14
Description of the Securities................................................17
Credit Enhancement...........................................................32
Yield and Prepayment Consideration...........................................38
The Agreements...............................................................41
Certain Legal Aspects of the Loans...........................................58
Federal Income Tax Consequences..............................................69
State Tax Considerations.....................................................96
Erisa Considerations.........................................................96
Legal Investment............................................................101
Method of Distribution......................................................102
Legal Matters...............................................................103
Financial Information.......................................................103
Available Information.......................................................103
Incorporation of Certain Documents by Reference.............................104
Rating......................................................................104
Index of Defined Terms......................................................106

                                    Summary

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus carefully for additional information about the offered certificates.

           Home Equity Loan Asset-Backed Certificates, Series 200_-_

                  Certificate         Initial Class       Last Scheduled
Class             Rate              Principal Balance      Payment Date       Rating      Rating     Type
-----             -----------       -----------------     --------------      ------      ------     -----
Class A-1                %         $                            -
Class A-2                %         $                            -
Class R                 N/A        $0                           -


     The initial class principal balance is subject to a variance of ___%.

     The Class R certificates are not being offered.

The Seller and Servicer

     o    [GreenPoint Mortgage Funding, Inc.].

     o [GreenPoint Mortgage Funding, Inc.] maintains its principal office at 1100 Larkspur Landing Circle, Suite 101, Larkspur, California 94939. Its telephone number is (415) 925-5442.

     o The servicer will receive a monthly fee from the interest payments on the mortgage loans equal to __% per annum on the principal balance of each mortgage loan.

     We refer you to "GreenPoint Mortgage Funding, Inc." in this prospectus supplement for additional information.

The Sponsor

     o    GreenPoint Mortgage Securities Inc.

     o GreenPoint Mortgage Securities Inc. maintains its principal office at 700 Larkspur Landing Circle, Suite 240, Larkspur, California 94939. Its telephone number is (415) 925-5442.

     We refer you to "The Sponsor" in this prospectus supplement for additional information.

Trust

     o    Home Equity Loan Trust 200_-_.

Trustee

     o    [____________________________]

Certificate Insurer

     o    [______________________].

     We refer you to "The Certificate Insurer" in this prospectus supplement for additional information.

Cut-Off Date

     o    ____________, 200_.

Closing Date

     o    ____________, 200_.

Payment Date

     o The [25th] day of each month, or if that day is not a business day, the next business day. The first payment date is ___________ 200_.

Due Period

     o The calendar month immediately preceding a determination date or a payment date, as applicable.

Registration of Offered Certificates

     We will issue the offered certificates in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. While the certificates are book-entry, they will be registered in the name of a depository, or in the name of a depository's nominee.

     We refer you to "Description of the Certificates--Book-Entry
     Certificates" in this prospectus supplement and "Risk
     Factors--Consequences of Owning Book-Entry Certificates" in the prospectus for additional information.

Trust Property

     The trust property is held by the trustee for the benefit of the certificateholders. The trust property includes:

     o a pool of closed-end fixed rate mortgage loans, secured by first and second deeds of trust or mortgages on one- to four-family residential properties;

     o payments on the mortgage loans received on and after the cut-off date;

     o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure;

     o rights under any hazard insurance policies covering the mortgaged properties; and

     o amounts on deposit in accounts described in this prospectus supplement.

The Mortgage Loans

     On the closing date, the trust will acquire a pool of fixed rate home equity loans, or "mortgage loans" with an aggregate principal balance as of the cut-off date of $____________.

     The mortgage loans will have the following characteristics as of the cut-off date:

     o    number of mortgage loans: _______

     o    aggregate principal balance: $____________

     o    mortgaged property location: __ states and the District of Columbia

     o    average principal balance: $___________

     o    maximum principal balance: $___________

     o    interest rates range: _____% to ____%

     o    weighted average interest rate: _________% (approximate)

     o weighted average remaining term to stated maturity, based on principal balance: ___ months (approximate)

     o    term to stated maturity range: __ months to 360 months

     o    combined loan-to-value ratio range: ____% to _____% (approximate)

     o balloon loans - loans with amortization schedules that do not fully amortize by their maturity date: _____% (approximate)

     We refer you to "Description of the Mortgage Loans" in this prospectus supplement for additional information.

Monthly Advances

     If the servicer reasonably believes that cash advances can be recovered from future payments or collections on the mortgage loans, the servicer will make cash advances to the trust to cover delinquent mortgage loan payments. The servicer will make advances only to maintain a regular flow of scheduled interest and principal payments on the certificates, not to guarantee or insure against losses.

     We refer you to "Description of the Certificates--Advances" in this prospectus supplement for additional information.

The Certificates

1.   General

     o    Each month the trustee will calculate the amount you are owed.

     o If you hold a certificate on the last day of a calendar month, you will be entitled to receive payments on the payment date in the next month.

     We refer you to "Description of the Certificates" in this prospectus supplement for additional information.

2.  Interest Distributions

     o Interest accrues on the certificates from the first day of a calendar month through the last day of that calendar month.

     On each payment date, you will be entitled to the following:

     o interest at the certificate rate that accrued during the interest period; and

     o any interest that was due on a prior payment date and not paid. In addition, interest will have accrued on the amount of interest which was previously due and not paid.

     We refer you to "Description of the Certificates--Interest" in this prospectus supplement for additional information.

3.  Principal Distributions

     o Principal distributions are payable on each payment date. However, no class of certificates will receive a principal distribution until the other classes with a lower numerical class designation are paid in full.

     o Shortfalls in available funds may result in a class receiving less than what is due.

     o The calculation of the amount a class is entitled to receive on each payment date and the priority of principal distributions among the certificates is described in this prospectus supplement under "Description of the Certificates--Principal."

     We refer you to "Description of the Certificates--Principal" in this prospectus supplement for additional information.

Credit Enhancements

1.   The Certificate Insurance Policy: The policy guarantees the payment of:

     o    accrued and unpaid interest on the offered certificates;

     o    principal losses on the mortgage loans; and

     o any principal amounts owed to the certificateholders on the last scheduled payment date.

     We refer you to "Description of the Certificates--The Policy" and "The Certificate Insurer" in this prospectus supplement for additional information.

2. Overcollateralization: Certain receipts in excess of the amounts due on the certificates will be applied as principal payments to the certificates. This will result in an acceleration of principal payments on the certificates relative to the amortization of the related mortgage loans, increasing the amount of credit support for the certificates.

     We refer you to "Description of the Certificates--Overcollateralization" in this prospectus supplement for additional information.

Pre-Funding Account

     On the closing date, the sponsor shall deposit cash to the trust, which the trust will use to acquire additional mortgage loans from the seller. The trustee may only acquire such additional mortgage loans until
     _________________.

     If any amounts are left in the pre-funding accounts on [date], holders of the certificates will receive such amounts as an early payment of principal.

     We refer you to "Description of the Certificates--Pre-Funding Account" in this prospectus supplement for additional information.

Capitalized Interest Account

     On the closing date, the trustee shall deposit cash to the trust which will be used to cover interest shortfalls on the certificates expected to occur prior to the trust's purchase of the additional mortgage loans. Until the trust purchases the additional mortgage loans or prepays the certificates, interest payments on the mortgage loans will not cover the amount of interest due on the certificates.

     Any amounts left in the capitalized interest account after [date] will be paid to seller.

     We refer you to "Description of the Certificates--Capitalized Interest Account" in this prospectus supplement for additional information.

Optional Termination

     If the total pool balance declines below __% of the total pool balance as of the cut-off date, then the sponsor may purchase all of the trust assets and terminate the trust. In this event, you will receive a final distribution.


     We refer you to "Description of the Certificates--Termination; Purchase of Mortgage Loans" in this prospectus supplement for more detail.

Federal Tax Considerations

For federal income tax purposes:

     o    An election will be made to treat the trust as a REMIC

     o The offered certificates will be regular interests in the REMIC and will be treated as debt instruments of the REMIC

     o The Class R certificates will represent the beneficial ownership of the sole class of residual interest in the REMIC.

     We refer you to "Federal Income Tax Considerations" in this prospectus supplement and in the prospectus for additional information.

ERISA Considerations

     The fiduciary responsibility provisions of ERISA and prohibited transaction provisions of ERISA and the Internal Revenue Code can limit investments by certain pension and other benefit plans. Provided certain conditions are met, the offered certificates may be purchased by pension and other benefit plans. If you are a fiduciary of a pension or other employee benefit plan which is subject to ERISA, you should consult with your counsel regarding the applicability of the provisions of ERISA and the Internal Revenue Code before purchasing a certificate.

     We refer you to "ERISA Considerations" in this prospectus supplement and the prospectus for additional information.

Legal Investment Considerations

     The certificates are not eligible under the Secondary Mortgage Market Enhancement Act of 1984. Consequently, some institutions will be unable to invest in the certificates.

     We refer you to "Legal Investment Considerations" in this prospectus supplement and "Legal Investment" in the prospectus for additional information.

Certificate Rating

     The trust will not issue the offered certificates unless they receive the following ratings:

     ___ by _________________
     ___ by _________________


     A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal by either rating agency.

     We refer you to "Rating" and "Risk Factors--Rating of the Securities Does Not Assure Payment" in the prospectus for additional information.

                                 Risk Factors

     You should carefully consider the following risk factors prior to any purchase of certificates. You should also carefully consider the information set forth under "Risk Factors" in the prospectus.

Balloon Loans Increase Risk of Loss

     Balloon loans pose a risk because a borrower must pay a large lump sum payment of principal at the end of the loan term. If the borrower is unable to pay the lump sum or refinance such amount, you will suffer a loss if the insurer fails to perform its obligations under the policy and the other forms of credit enhancement are insufficient to cover the loss. Approximately ___% of the mortgage loans are balloon loans.

Prepayments Affect Timing and Rate of Return on Your Investment

     The yield to maturity on your certificates will be directly related to the rate of principal payments on the mortgage loans. Please consider the following:

     o Mortgagors may fully or partially prepay their mortgage loan at any time. However, some mortgage loans require that the mortgagor pay a fee with any prepayments in full within five years of origination, except that generally no fee is required for any prepayment in full made within twelve months of a loan's maturity date. This may result in the rate of prepayments being slower than would otherwise be the case.

     o All the mortgage loans contain due-on-sale provisions. Due-on-sale provisions require the mortgagor to fully pay the mortgage loan when the mortgaged property is sold. Generally, the servicer will enforce the due-on-sale provision unless prohibited by applicable law.

     o Home equity loans generally are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than purchase money first lien mortgage loans.

     We refer you to "Risk Factors--Prepayments Are Unpredictable and Affect Yield" in the prospectus.

Ratings Based Primarily on Claims-Paying Ability of the Insurer

     The rating on the certificates depends primarily on an assessment by the rating agencies of the mortgage loans and upon the claims-paying ability of the insurer. Any reduction of the rating assigned to the claims-paying ability of the insurer may cause a corresponding reduction on the ratings assigned to the notes. A reduction in the rating assigned to the notes will reduce the market value of the notes and may affect your ability to sell them. In general, the rating on your notes addresses credit risk and does not address the likelihood of prepayments.

     We refer you to "Ratings" in this prospectus supplement.

Interest Payments on the Mortgage Loans May Be Reduced

     o Prepayments of Principal May Reduce Interest Payments. If a mortgagor prepays a mortgage loan in full, the mortgagor is charged interest only up to the date of the prepayment, instead of a full month. The servicer is obligated to reduce its servicing fee in the month of such prepayment so that one month's interest is paid with such prepayment in full. If the servicing fee is insufficient to pay such interest shortfalls attributed to prepayments, a shortfall in interest due on the notes may result. The insurer is required to cover this shortfall. If the insurer fails to perform its obligations under the policy, you may incur a loss.

     o Certain Interest Shortfalls Are Not Covered by the Servicer or the Insurance Policy. The Soldiers' and Sailors' Civil Relief Act of 1940 permits certain modifications to the payment terms for mortgage loans, including a reduction in the amount of interest paid by the borrower, under certain circumstances. Neither the servicer nor the insurer will pay for any interest shortfalls created by the Soldiers' and Sailors' Civil Relief Act of 1940.

Risk of Losses as a Result of Geographic Concentration

     The mortgaged properties are located in __ states. However, __% of the mortgaged properties (by principal balance as of the cut-off date) are located in ______. If ____________ experiences weaker economic conditions or greater rates of decline in real estate values than the United States generally, then the pool of mortgage loans may experience higher rates of delinquencies, defaults and foreclosures than if the pool were more diversified.

Risk of Increased Delinquency, Default and Foreclosure Experience Due to Less Stringent Underwriting Standards

     The seller's underwriting standards are generally less stringent than those of Fannie Mae or the Freddie Mac with respect to credit history and certain other items. If a borrower has a poor credit history, the seller may still make a loan to the borrower. This approach to underwriting may result in higher rates of delinquencies, defaults and foreclosures than for mortgage loans underwritten in a more traditional manner.

[Risk of Prepayment Due to Subsequent Mortgage Loans

     The trust will buy additional mortgage loans from the seller until _______. The seller will sell mortgage loans to the trust if it has mortgage loans to sell. The ability of the seller to originate and acquire additional mortgage loans is affected by a variety of factors, including interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. If the full amount deposited in the pre-funding accounts for the purpose of purchasing additional mortgage loans cannot be used for that purpose within [three] months from the closing date, any remaining amounts will be paid to you as a prepayment on the certificates.]

Risks Associated With Year 2000 Compliance

     Some computer programs use two digits to define the applicable year. In performing date calculations, a two-digit program could recognize a date ending in "00" as the year 1900, rather than the year 2000. This could result in a failure to properly calculate dates after December 31, 1999, including dates such as February 29, 2000, and this could also cause the computer running the program to stop operating properly.

     If the servicer, any subservicer or any of their suppliers, customers or agents do not timely implement effective procedures to deal with computer programs that rely on two-digit year calculations, the servicer's performance of its obligations under the pooling and servicing agreement could be adversely affected. This could result in delays in processing payments on the mortgage loans, which could cause a delay in distributions to you.

                            The Certificate Insurer

     The information set forth in this section has been provided by the certificate insurer. No representation is made by the underwriter, the sponsor, the seller, the servicer or any of their affiliates as to the accuracy or completeness of any such information.

                   [Description Of The Certificate Insurer]

                     [GreenPoint Mortgage Funding, Inc.]

[General

     GreenPoint Mortgage Funding, Inc., the seller and servicer, is engaged in the mortgage banking business, which consists of the origination, acquisition, sale and servicing of residential mortgage loans secured primarily by one to four-unit family residences, and the purchase and sale of mortgage servicing rights. The seller originates loans through a nationwide network of production branches. Loans are originated primarily through the seller's wholesale division, through a network of independent mortgage loan brokers approved by the seller, and also through its retail lending division and correspondent lending division. The mortgage loans were acquired by the seller in one of the three following manners: (1) originated by an independent broker and purchased by the seller, (ii) originated by a broker and funded by the seller, or (iii) originated and funded by the seller in the ordinary course of business.

     The seller is a wholly-owned subsidiary of GreenPoint Financial Corp., a national specialty housing finance company. GreenPoint Financial Corp. is listed on the New York Stock Exchange under the symbol "GPT."

     The seller's present business operations were formed through the transfer to the seller effective October 1, 1999 of the assets and liabilities of Headlands Mortgage Company. Simultaneously with this transfer, GreenPoint Mortgage Corp., a subsidiary of GreenPoint Financial Corp. specializing in non-conforming, no documentation loans, was merged into the seller. All of the mortgage operations of GreenPoint Financial Corp. are now conducted through the seller.

     The seller's executive offices are located at 1100 Larkspur Landing Circle, Suite 101, Larkspur, California 94939.

[Servicing Overview

     The servicer will service the mortgage loans pursuant to the pooling and servicing agreement. All of the mortgage loans are currently serviced by the servicer substantially in accordance with the procedures described below and in the accompanying prospectus. The seller has originated home equity mortgage loans since ___________________________.

     In connection with the consolidation of GreenPoint Financial Corp.'s mortgage operations in the seller as described above, the servicing operations formerly maintained by Headlands Mortgage Company at its servicing center in Santa Rosa, California are being transferred to the servicing center formerly maintained by GreenPoint Mortgage Corp. in Columbus, Georgia. The servicer expects this transfer to be completed during the first quarter of 2000, at which time all of the servicer's servicing operations will be located in Columbus. The servicer will continue to use the servicing procedures described herein and in the accompanying prospectus to service the mortgage loans; however the personnel who service the mortgage loans at the Columbus facility will principally be former GreenPoint Mortgage Corp. employees rather than former Headlands Mortgage Company employees. Until the transfer is complete, a portion of the mortgage loans will continue to be serviced at the Santa Rosa facility.

     Mortgage loan servicing includes:

     o collecting payments from borrowers and remitting those funds to investors,

     o    accounting for mortgage loan principal and interest,

     o    reporting to investors,

     o holding custodial funds for payment of mortgage and mortgage related expenses such as taxes and insurance,

     o    advancing funds to cover delinquent payments,

     o inspecting foreclosures and property disposition in the event of unremedied defaults, and

     o    otherwise administering the mortgages.

     The following tables contain servicing portfolio information with respect to dates and periods prior to the consolidation of GreenPoint Financial Corp.'s mortgage operations in the seller on October 1, 1999. The first table below summarizes the delinquency, foreclosure and loss experience on Headlands Mortgage Company's HELOC mortgage loan and closed end mortgage loan servicing portfolio. This portfolio consists of second-lien and home equity lines of credit mortgage loans originated or acquired by Headlands Mortgage Company and included in a securitization transaction (either pursuant to the sponsor's securitization program or one sponsored by a third-party conduit). The second table below summarizes the available delinquency, foreclosure and loss experience of GreenPoint Mortgage Corp. with respect to second-lien and home equity lines of credit mortgage loans originated or acquired by GreenPoint Mortgage Corp. GreenPoint Mortgage Corp. did not originate second-lien or home equity lines of credit mortgage loans using underwriting standards comparable to those used by Headlands Mortgage Company and which were used to originate the mortgage loans. GreenPoint Mortgage Corp. only had limited experience in servicing second-lien or home equity loans.

                                                       Headlands Mortgage Company
                                                HELOC and Second Lien Mortgage Portfolio
                                                 Delinquency and Foreclosure Experience
                       ----------------------------------------------------------------------------------------------

                          December 31, ___        December 31, ___        December 31, ___        __________, ___
                       ----------------------  ----------------------  ----------------------  ----------------------

                                   Percent of              Percent of              Percent of              Percent of
                       Number of   Servicing   Number of   Servicing   Number of   Servicing   Number of   Servicing
                         Loans     Portfolio     Loans     Portfolio     Loans     Portfolio     Loans     Portfolio
                         -----     ---------     -----     ---------     -----     ---------     -----     ---------
Total Number
                         =====     =========     =====     =========     =====     =========     =====     =========

Period of
Delinquency

Total Delinquencies
(excluding
foreclosures)
                         =====     =========     =====     =========     =====     =========     =====     =========

Foreclosures
Pending
                         =====     =========     =====     =========     =====     =========     =====     =========

Losses sustained
                         ===================     ===================     ===================     ===================


                                                         GreenPoint Mortgage Corp.
                                                  HELOC and Second Lien Mortgage Portfolio
                                                Delinquency, Foreclosure and Loss Experience
                                ----------------------------------------------------------------------------

                                   December 31, ___           December 31, ___           __________, ___
                                -----------------------    ----------------------    -----------------------
                                             Percent of                Percent of                 Percent of
                                Number of    Servicing     Number of    Servicing    Number of    Servicing
                                  Loans      Portfolio       Loans      Portfolio      Loans      Portfolio
                                  -----      ---------       -----      ---------      -----      ---------
Total Number
                                  =====      =========       =====      =========      =====      =========

Period of Delinquency

Total Delinquencies
(excluding foreclosures)
                                  =====      =========       =====      =========      =====      =========

Foreclosures Pending
                                  =====      =========       =====      =========      =====      =========

Losses sustained
                                  ====================       ====================      ====================

               GreenPoint Mortgage Funding, Inc.'s Loan Program

     The mortgage loans will have been purchased by GreenPoint Mortgage Funding, Inc., either directly or through affiliates, from mortgage loan brokers or originated by its retail division. The mortgage loans have been originated in accordance with the underwriting criteria specified below under "--Underwriting Standards."

Underwriting Standards

     The seller believes that the mortgage loans originated were underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination.

     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the mortgaged property as collateral. In general, a prospective borrower applying for a mortgage loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to acquire a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy or other public records. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports the length of employment with that organization, the current salary and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

     In determining the adequacy of the mortgaged property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. For single family loans, the appraisal is based on the market value of comparable homes, the estimated rental income, if considered applicable by the appraiser, and the cost of replacing the home. For loans on a two-to-four unit property, the appraisal must specify whether an income analysis, a market analysis or a cost analysis was used. The income analysis evaluates a two-to-four unit project's cash flow, expenses, capitalization and other operational information in determining the property's value. The market analysis to evaluate the prices paid for the purchase of similar properties in the two-to-four unit project's area, with adjustments made for variations between these properties and the multifamily project being appraised. In the cost analysis, in the appraiser makes an estimate of land value and then determines the current cost of reproducing the building, less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must currently support and should support in the future, the outstanding loan balance. For property values to $650,000 appraisers may use either a full appraisal (FNMA 1004/FHLMC 70) or a drive-by appraisal (FHLMC 704); for values between $650,001 to $1,000,000 with a combined loan-to-value of less than 75%, a full appraisal is required; for values between $650,001 to $1,000,000 with a combined loan-to-value of greater than 75%, a full appraisal and one field review ordered by the lender is required; and for loans with values greater than $1,000,000 with a combined loan-to-value greater than 65%, two full appraisals are required. The seller may order discretionary reviews at any time to ensure the value of the properties.

     In the case of single family loans, once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available
(a) to meet the borrower's monthly obligations on the proposed mortgage loan, which is determined on the basis of the monthly payments due in the year of origination, and other expenses related to the mortgaged property, such as property taxes and hazard insurance and (b) to meet monthly housing expenses, other financial obligations and monthly living expenses. The underwriting standards applied by the seller may be varied in appropriate cases where factors such as low loan-to-value ratios or other favorable credit exist. However, maximum combined loan-to-value ratios and maximum loan amounts are limited by credit score and total debt-to-income ratios.

     The seller requires title insurance for all mortgage loans. Fire and extended hazard insurance and flood insurance, when applicable, are also required.

     A lender may originate mortgage loans under a reduced documentation program. A reduced documentation program is designed to streamline the loan approval process and thereby improve the lender's competitive position among other loan originators. Under a reduced documentation program, more emphasis is placed on credit score and property underwriting than on certain credit underwriting documentation concerning income. Further, employment verification is waived.

     For mortgage loans secured by a leasehold interest in a real property, the company will represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term of the mortgage loan.

                                  The Sponsor

     The sponsor is a company incorporated in Delaware on November 18, 1996. The sponsor is a special purpose corporation organized for limited purposes, with limited assets and a limited operating history. The sponsor was named Headlands Mortgage Securities Inc. prior to a name change effective on December 7, 1999. The sponsor is a wholly owned subsidiary of GreenPoint Mortgage Funding, Inc. and maintains its principal office at 700 Larkspur Landing Circle, Suite 240, Larkspur, California 94939. Its telephone number is
(415) 925-5442.

                       Description of the Mortgage Loans

General

     The statistical information presented in this prospectus supplement is only with respect to the mortgage loans included in the trust and is based on the characteristics of the mortgage loans as of _______, 200_, (the "Cut-Off Date").

     The mortgage loans to be purchased by the trust will be originated or purchased by the seller and sold by the seller to the sponsor and transferred by the sponsor to the trust.

     The mortgage pool consists of mortgage loans with an aggregate principal balance, or "pool balance", as of the Cut-Off Date of $_________. The principal balance of a mortgage loan (other than a liquidated mortgage loan) on any day is equal to its Cut-Off Date principal balance minus all collections applied in reduction of the Cut-Off Date principal balance of such mortgage loan.

     In no event will more than 5% of the Cut-Off Date pool balance deviate from the characteristics of the mortgage loans described below.

     The mortgage loans provide that interest is charged to the borrowers and payments are due from the borrowers, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the borrowers on the mortgage loans either earlier or later than the scheduled due dates will not affect the amortization schedule or the application of the payments to principal and interest.

     The sum of the columns below may not equal the total indicated due to rounding. In addition, unless otherwise set forth herein, all percentages set forth herein with respect to the mortgage loans are percentages of the Cut-Off Date pool balance.

                                       Cut-Off Date Principal Balances

Range of Cut-Off                         Number of                  Cut-Off Date           Percent of Cut-Off Date
Date Principal Balances               Mortgage Loans                Pool Balance                 Pool Balance
-----------------------               --------------                ------------           -----------------------


                                      Geographic Distribution By State

                                         Number of                  Cut-Off Date           Percent of Cut-Off Date
State                                 Mortgage Loans                Pool Balance                 Pool Balance
-----                                 --------------                ------------           -----------------------



                                            Loan-to-Value Ratios

                                         Number of                  Cut-Off Date           Percent of Cut-Off Date
Loan-to-Value Ratio                   Mortgage Loans                Pool Balance                 Pool Balance
-------------------                   --------------                ------------           -----------------------



                                                 Loan Rates

                                         Number of                  Cut-Off Date           Percent of Cut-Off Date
Loan Rates                            Mortgage Loans                Pool Balance                 Pool Balance
----------                            --------------                ------------           -----------------------



                                      Original Term To Stated Maturity

Original Term to                         Number of                  Cut-Off Date           Percent of Cut-Off Date
Stated Maturity                       Mortgage Loans                Pool Balance                 Pool Balance
---------------                       --------------                ------------           -----------------------



                                    Remaining Months to Stated Maturity

Remaining Term to                        Number of                  Cut-Off Date           Percent of Cut-Off Date
Stated Maturity                       Mortgage Loans                Pool Balance                 Pool Balance
---------------                       --------------                ------------           -----------------------




                                         Months Since Origination

Months Since                             Number of                  Cut-Off Date           Percent of Cut-Off Date
Origination                           Mortgage Loans                Pool Balance                 Pool Balance
------------                          --------------                ------------           -----------------------



                                               Property Type

                                         Number of                   Cut-Off Date          Percent of Cut-Off Date
Property Type                          Mortgage Loans                Pool Balance                Pool Balance
-------------                          --------------                ------------          -----------------------


                                              Occupancy Type

                                         Number of                  Cut-Off Date           Percent of Cut-Off Date
Occupancy Type                        Mortgage Loans                Pool Balance                 Pool Balance
--------------                        --------------                ------------           -----------------------




[Conveyance of Subsequent Mortgage Loans

     The pooling and servicing agreement permits the trust to purchase from the seller, subsequent to the Cut-Off Date and prior to _______, 200_, subsequent mortgage loans in an amount not to exceed approximately $________ in aggregate principal balance for inclusion in the trust. Each subsequent mortgage loan will have been originated or purchased by the seller in accordance with the underwriting guidelines set forth above under "GreenPoint Mortgage Funding, Inc.'s Loan Program--Underwriting Standards." Accordingly, the statistical characteristics of the pool set forth above are based exclusively on the initial mortgage loans and the statistical characteristics of the pool after giving effect to the acquisition of any subsequent mortgage loans will likely differ from the information provided in this prospectus supplement. The date on which the seller transfers a subsequent mortgage loan to the trust shall be referred to in this prospectus supplement as the Subsequent Transfer Date.

     Each conveyance of subsequent mortgage loans will be subject to, among other things, the following conditions:

     o the subsequent mortgage loans must:

          o satisfy the eligibility criteria set forth in the prospectus under "The Loan Program--Representations by Sellers; Repurchases" and

          o comply with each representation and warranty for the mortgage loans set forth in the pooling and servicing agreement;

     o subsequent mortgage loan must not have been selected by the seller in a manner that it believes is adverse to the interests of the certificateholders,

     o no subsequent mortgage loan may be ___ or more days contractually delinquent as of the applicable Cut-Off Date;

     o no subsequent mortgage loan may have a remaining term to maturity in excess of ___ years;

     o    no subsequent mortgage loan may have a loan rate less than ____%;

     o following the purchase of the subsequent mortgage loans by the trust, the mortgage loans

          o    will have a weighted average loan rate of at least ____%;

          o will have a weighted average loan-to-value ratio of not more than ____%;

          o will not have a weighted average remaining term to stated maturity of more than ____ months; and

          o will, in each case, have a principal balance in excess of $_______ as of the Cut-Off Date;

     o the seller, [the sponsor and the trustee shall not have been notified by either rating agency that the conveyance of the subsequent mortgage loans will result in a qualification, modification or withdrawal of its then-current rating of any class of certificates] [shall have notified each rating agency of such conveyance as required by the pooling and servicing agreement]; and

     o the trustee shall have received certain opinions of counsel as to, among other things, the enforceability and validity of the transfer agreements relating to such conveyance of such subsequent mortgage loans. All subsequent mortgage loans shall be added from a specified group of mortgage loans.


                      Prepayment and Yield Considerations

General

     The rate of principal payments, the aggregate amount of distributions and the yield to maturity of the offered certificates will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties, condemnations and repurchases by the seller. The mortgage loans may be prepaid by the mortgagors at any time. However, approximately __% of the mortgage loans are subject to prepayment penalties which vary from jurisdiction to jurisdiction.

     Prepayments, liquidations and purchases of the mortgage loans including any optional purchase by the sponsor of the remaining mortgage loans in connection with the termination of the trust, will result in distributions on the related offered certificates of principal amounts which would otherwise be distributed over the remaining terms of such mortgage loans. Since the rate of payment of principal of the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of an offered certificate may vary from the anticipated yield will depend upon the degree to which a certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of such mortgage loans.

     The rate of prepayment on the mortgage loans cannot be predicted. The prepayment experience of the trust with respect to the mortgage loans may be affected by a wide variety of factors, including economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and changes affecting the deductibility for federal income tax purposes of interest payments on loans. All of the mortgage loans contain "due-on-sale" provisions, and the servicer is required by the pooling and servicing agreement to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related mortgage loan. See "Certain Legal Aspects of Loans--Due-on-Sale Clauses" in the prospectus.

     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates such as the mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the interest rate on a mortgage, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments.

     In addition to the foregoing factors affecting the weighted average life of the offered certificates, any use of Excess Spread to pay principal of the offered certificates will result in the acceleration of the certificates, relative to the amortization of the mortgage loans. This acceleration feature creates overcollateralization which results from the excess of the aggregate principal balance of mortgage loans over the Aggregate Class A Principal Balance. Once the required level of overcollateralization is reached, the acceleration feature will cease, unless necessary to maintain the required level of overcollateralization. See "Description of the Certificates--Overcollateralization" in this prospectus supplement.

Weighted Average Lives

     Generally, greater than anticipated prepayments of principal will increase the yield on the offered certificates purchased at a price less than par and will decrease the yield on the offered certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the mortgage loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the offered certificates will also be affected by the amount and timing of delinquencies and defaults on the mortgage loans and the recoveries, if any, on defaulted mortgage loans and foreclosed properties.

     The "weighted average life" of a certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such certificate is repaid. The weighted average life of any class of offered certificates will be influenced by, among other factors, the rate at which principal payments are made on the mortgage loans, including final payments made upon the maturity of balloon loans. The weighted average life of a certificate of any class is determined by:

     o multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the certificate to the related Payment Date,

     o    adding the results, and

     o dividing the sum by the highest related Class Principal Balance of the certificate.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement is the prepayment assumption, which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. A 100% prepayment assumption assumes a conditional prepayment rate ("CPR") of [ ]% per annum. As used in the table below, 0% prepayment assumption assumes a conditional prepayment rate equal to 0% of the prepayment assumption, i.e., no prepayments. Correspondingly, [200]% prepayment assumption assumes prepayment rates equal to [200]% of the prepayment assumption, and so forth. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans. The sponsor believes that no existing statistics of which it is aware provide a reliable basis for holders of the offered certificates to predict the amount or the timing of receipt of prepayments on the mortgage loans.

     Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Class Principal Balances outstanding and weighted average lives of the offered certificates set forth in the tables. In addition, since the actual mortgage loans in the trust have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the offered certificates may be made earlier or later than as indicated in the tables.

     For the purpose of the tables below, it is assumed that:

     o the mortgage loans consist of pools of loans with the level-pay and balloon amortization characteristics set forth below,

     o    the closing date is ________________,

     o distributions on the certificates are made on the 25th day of each month regardless of the day on which the Payment Date actually occurs, commencing in _____________ and are made in accordance with the priorities described herein,

     o the scheduled monthly payments of principal and interest on the mortgage loans will be timely delivered on the first day of each month (with no defaults), commencing in _______________,

     o the mortgage loans' prepayment rates are a multiple of the prepayment assumption,

     o all prepayments are prepayments in full received on the last day of each month (commencing ______________) and include 30 days' interest thereon,

     o    no optional termination is exercised,

     o the certificates of each class have the respective certificate rates and initial Class Principal Balances as set forth herein,

     o the overcollateralization levels are set initially as specified in the pooling and servicing agreement, and thereafter decrease in accordance with the provisions of the pooling and servicing agreement,

     o [with respect to pools of loans with an assumed Cut-Off Date of _________________, interest will be calculated at a rate of % per annum for one month],

                                                            Original              Original          Remaining Term
Amortization              Principal                         Amortization Term     Term to Maturity  to Maturity
Methodology               Balance          Loan Rate        (months)              (months)          (months)
------------              -------          ---------        --------              --------          --------
   Balloon...........     $
   Level Pay..........    $
   Level Pay..........    $


     Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of each class of offered certificates, and sets forth the percentages of the initial Class Principal Balance of each offered certificate that would be outstanding after each of the dates shown at various percentages of the prepayment assumption.

            Percent of Initial Class Principal Balance Outstanding at the Following Percentages of the Prepayment Assumption

                                               Class A-1                                   Class A-2
                                               ---------                                   ---------
Payment Date                   %         %         %         %                   %         %        %         %
------------                   -         -         -         -                   -         -        -         -

Initial
   Percentage.......          100       100       100       100                 100       100      100       100

Weighted Average
   Life (years).....

     These tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the mortgage loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction with these tables.

                       Description of the Certificates

     The Home Equity Loan Asset-Backed Certificates, Series 200_-_ will be issued pursuant to the pooling and servicing agreement. The form of the pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus supplement and the prospectus are a part. The following summaries describe certain provisions of the pooling and servicing agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the pooling and servicing agreement. Wherever particular sections or defined terms of the pooling and servicing agreement are referred to, these sections or defined terms are incorporated into this prospectus supplement by reference.

General

     The offered certificates will be issued in denominations of $1,000 and multiples of $1 in excess of $1,000 and will evidence specified undivided interests in the trust. The property of the trust will consist of, to the extent provided in the pooling and servicing agreement:

     o    the mortgage loans;

     o payments on the mortgage loans received on and after the Cut-Off Date (exclusive of amounts that were due prior to the Cut-Off Date);

     o mortgaged properties relating to the mortgage loans that are acquired by foreclosure or deed in lieu of foreclosure;

     o the Collection Account and the Distribution Account and funds on deposit in these accounts, but not including any interest earned on these accounts; and

     o rights under hazard insurance policies covering the mortgaged properties.

     In addition, the seller has caused the certificate insurer to issue an irrevocable and unconditional certificate guaranty insurance policy (the "Policy") for the benefit of the holders of the Class A certificates, pursuant to which the certificate insurer will guarantee payments to the Class A certificateholders. Definitive certificates will be transferable and exchangeable at the corporate trust office of the trustee, which will initially act as certificate registrar. See "--Book-Entry Certificates" below. No service charge will be made for any registration of exchange or transfer of certificates, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

     The Class A-1 and Class A-2 certificates will represent undivided ownership interests in the mortgage loans, all collections on these mortgage loans (exclusive of interest payments due prior to the Cut-Off Date) and the proceeds of these mortgage loans. The principal amount of a class of certificates on any Payment Date is equal to the balance on the closing date minus the aggregate of amounts actually distributed as principal to the holders of that class. On any date, the Aggregate Class A Principal Balance is the aggregate of the Class A Principal Balances of the Class A-1 and Class A-2 certificates.

     The person in whose name a certificate is registered as such in the certificate register is referred to herein as a certificateholder.

     The percentage interest of a Class A certificate as of any date of determination will be equal to the percentage obtained by dividing the denomination of such certificate by the Class A Principal Balance for the related class as of the Cut-Off Date.

     The certificates will not be listed on any securities exchange.

Book-Entry Certificates

     The offered certificates will be issued in book-entry form. Persons acquiring beneficial ownership interests in the offered certificates ("Certificate Owners") will hold their offered certificates through The Depository Trust Company ("DTC") in the United States, or Cedelbank or the Euroclear System ("Euroclear") in Europe if they are participants of such systems, or indirectly through organizations which are participants in such systems. Investors may hold beneficial interests in the certificates in minimum denominations representing Certificate Principal Balances of $1,000 and in multiples of $1 in excess of $1,000. Except under limited circumstances, no person acquiring a book-entry certificate will be entitled to receive a physical certificate representing such certificate. Unless and until physical certificates are issued, it is anticipated that the only "certificateholder" of the offered certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the DTC system.

     Neither the sponsor, the seller, the servicer nor the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Assignment of Mortgage Loans

     On ______________, the closing date, the sponsor will transfer to the trust all of its right, title and interest in and to each mortgage loan, the mortgage notes, mortgages and other documents (collectively, the "Related Documents"), including all payments received on or with respect to each mortgage loan on or after the applicable Cut-Off Date, but not including interest payments due prior to the Cut-Off Date. The trustee, concurrently with this transfer, will deliver the certificates to the sponsor. Each mortgage loan transferred to the trust will be identified on a mortgage loan schedule delivered to the trustee pursuant to the pooling and servicing agreement. The mortgage loan schedule will include information about the principal balance of each mortgage loan as of the Cut-Off Date, its loan rate as well as other information.

     Within 90 days of the closing date, the trustee will review the mortgage loans and the Related Documents pursuant to the pooling and servicing agreement and if any mortgage loan or Related Document is found to be defective in any material respect and that defect is not cured within 90 days following notification of the defect to the sponsor, the sponsor will be obligated to either replace the defective mortgage loan with an Eligible Substitute Mortgage Loan or to repurchase the defective mortgage loan. A substitution is permitted only within two years of the closing date and may not be made unless an opinion of counsel is provided stating that such substitution will not disqualify the trust as a REMIC or result in a prohibited transaction tax under the Code. The sponsor may purchase the defective mortgage loan at a price equal to the outstanding principal balance of that mortgage loan as of the date of purchase, plus all accrued and unpaid interest on the defective mortgage loan, computed at the loan rate, net of the servicing fee (if the seller is the servicer), plus the amount of any unreimbursed servicing advances made by the servicer. The purchase price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after the substitutions or repurchase obligation arises. The Determination Date is the [ ] day of each month. The obligation of the sponsor to repurchase or substitute a defective mortgage loan is the sole remedy regarding any defects in the mortgage loans and Related Documents available to the trustee or the certificateholders.

     In connection with the substitution of an Eligible Substitute Mortgage Loan, the sponsor will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after the substitution or repurchase obligation arises an amount (the "Substitution Adjustment") equal to the excess of the principal balance of the related defective mortgage loan over the Principal Balance of the Eligible Substitute Mortgage Loan.

     An Eligible Substitute Mortgage Loan is a mortgage loan substituted by the sponsor for a defective mortgage loan which must, on the date of the substitution:

     o have an outstanding principal balance (or in the case of a substitution of more than one mortgage loan for a defective mortgage loan, an aggregate principal balance), equal to or less than the principal balance of the defective mortgage loan;

     o have a loan rate not less than the loan rate of the defective mortgage loan and not more than [ ]% in excess of the loan rate of a defective mortgage loan;

     o have a mortgage of the same or higher level of priority as the defective mortgage loan at the time substitution;

     o have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the defective mortgage loan;

     o comply with each representation and warranty set forth in the pooling and servicing agreement (deemed to be made as of the date of substitution);

     o have an original loan-to-value ratio not greater than that of the defective mortgage loan;

     o be of the same type of mortgaged property as the defective mortgage loan or a detached single family residence.

More than one Eligible Substitute Mortgage Loan may be substituted for a defective mortgage loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the insurer.

     The sponsor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the trustee with respect to each mortgage loan (e.g., Cut-Off Date principal balance and the loan rate). In addition, the sponsor will represent and warrant, on the closing date, that, among other things:

     o at the time of transfer to the trust, the sponsor has transferred or assigned all of its right, title and interest in each mortgage loan and the Related Documents, free of any lien; and

     o each mortgage loan complied, at the time of origination, in all material respects with applicable state and federal laws.

     Upon discovery of a breach of any representation and warranty which materially and adversely affects the interests of the trust, the certificateholders or the certificate insurer in the related mortgage loan and Related Documents, the seller will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the sponsor will be obligated to substitute for the defective mortgage loan with an Eligible Substitute Mortgage Loan or purchase the defective mortgage loan from the trust. The same procedure and limitations that are set forth above for the substitution or purchase of defective mortgage loans as a result of deficient documentation relating will apply to the substitution or purchase of a defective mortgage loan as a result of a breach of a representation or warranty in the pooling and servicing agreement that materially and adversely affects the interests of the certificateholders or the certificate insurer.

     Pursuant to the pooling and servicing agreement, the servicer will service and administer the mortgage loans as more fully set forth above.

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

     The servicer shall establish and maintain in the name of the trustee a separate Collection Account for the benefit of the holders of the certificates. The Collection Account will be an Eligible Account. Subject to the investment provision described in the following paragraphs, upon receipt by the servicer of amounts in respect of the mortgage loans (excluding amounts representing the servicing fee), the servicer will deposit these amounts in the Collection Account. Amounts deposited may be invested in Eligible Investments maturing no later than two Business Days prior to the next succeeding date on which amounts on deposit in the Collection Amount are required to be deposited in the Distribution Account.

     The trustee will establish a Distribution Account into which amounts withdrawn from the Collection Account for distribution to certificateholders on a Payment Date will be deposited. The Distribution Account will be an Eligible Account. Amounts on deposited in the Distribution Account may be invested in Eligible Investments maturing on or before the Business Day prior to the related Payment Date.

     An Eligible Account is an account that is maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the rating agencies, and whose accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the FDIC established by such fund with a minimum long-term unsecured debt rating of "A2" by Moody's and "A" by S&P, otherwise acceptable to each rating agency and the certificate insurer as evidenced by a letter from each rating agency and the certificate insurer to the trustee, without reduction or withdrawal of their then current ratings of the certificates.

     Eligible Investments are specified in the pooling and servicing agreement and are limited to investments which meet the criteria of the rating agencies from time to time as being consistent with their then current ratings of the certificates. "Eligible Investments" are limited to:

     o direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, provided that such obligations are backed by the full faith and credit of the United States;

     o repurchase agreements on obligations specified in the prior clause maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each rating agency in its highest short-term rating category;

     o certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a rating agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of the rating agencies in its highest unsecured short-term debt rating category;

     o commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the rating agencies in their highest short-term rating categories;

     o short term investment funds sponsored by any trust company or bank incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the rating agencies in their respective highest rating category of long term unsecured debt;

     o interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has the rating specified by each rating agency; and

     o other obligations or securities that are acceptable to each rating agency as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the certificates, as evidenced by a letter to such effect from such rating agency and with respect to which the sponsor has received confirmation that, for tax purposes, the investment complies with the last clause of this definition; provided that no instrument described hereunder shall evidence either the right to receive

          o only interest with respect to the obligations underlying such instrument or

          o both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and

     o provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

Advances

     Not later than two Business Days prior to each Payment Date, the servicer will remit to the trustee for deposit in the Distribution Account an amount to be distributed on that Payment Date, equal to the sum of the interest accrued and principal due on each mortgage loan through the related Due Date but not received by the servicer as of the close of business on the last day of the related Due Period (net of the servicing fee) (the "Monthly Advance"). Such obligation of the servicer continues with respect to each mortgage loan until a mortgage loan becomes a liquidated mortgage loan.

     In the course of performing its servicing obligations, the servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of

     o the preservation, restoration and protection of the mortgaged properties,

     o    any enforcement or judicial proceedings, including foreclosures, and

     o the management and liquidation of mortgaged properties acquired in satisfaction of the related mortgage.

     Each such expenditure will constitute a "Servicing Advance."

     The servicer's right to reimbursement for Servicing Advances is limited to late collections on the related mortgage loan, including Liquidation Proceeds, Insurance Proceeds and other amounts as may be collected by the servicer from the related mortgagor or that relate to these unreimbursed amounts. The servicer's right to reimbursement for Monthly Advances shall be limited to late collections of interest on any mortgage loan and to Liquidation Proceeds and Insurance Proceeds on the related mortgage loan. The servicer's right to these reimbursements is prior to the rights of certificateholders.

     If in the good faith judgment and sole discretion of the servicer it determines that an advance will not be ultimately recoverable from the related mortgagor or other collections from that mortgage, the servicer will not be required to make an advance for that mortgage loan. If the servicer determines that an advance will not be recoverable from the related Mortgagor or the other collections from the mortgage then the servicer may be reimbursed from other amounts on deposit in the Collection Account.

Payment Dates

     On each Payment Date, which is the [25th] day of each month, or if such day is not a Business Day, then the next Business Day, commencing in ______________________, the holders of the offered certificates will be entitled to receive, from amounts then on deposit in the Distribution Account, to the extent of funds available therefor in accordance with the priorities and in the amounts described below under "--Priority of Distributions," an aggregate amount equal to the sum of (a) the Class Interest Distribution for each class of offered certificates and (b) the Class A Principal Distribution. Distributions will be made (1) in immediately available funds to holders of offered certificates, the aggregate principal balance of which is at least $1,000,000, by wire transfer or to the account of such certificateholder at a domestic bank or other entity having appropriate facilities therefor, if such certificateholder has so notified the trustee in accordance with the pooling and servicing agreement, or (2) by check mailed to the address of the person as it appears on the certificate register maintained by the trustee as certificate registrar.

Deposits to the Distribution Account

     No later than one Business Day prior to each Payment Date, the following amounts for the previous Due Period shall be deposited into the Distribution Account and shall constitute the Available Funds for that Payment Date:

     o payments of principal and interest on the mortgage loans (net of amounts representing the servicing fee with respect to each mortgage loan and reimbursement for related Monthly Advances and Servicing Advances);

     o Net Liquidation Proceeds and Insurance Proceeds with respect to the mortgage loans (net of amounts applied to the restoration or repair of a mortgaged property);

     o the purchase price for repurchased defective mortgage loans and any related Substitution Adjustment Amounts;

     o    payments from the servicer in connection with

          o    Monthly Advances,

          o    Prepayment Interest Shortfalls and

          o the termination of the trust as provided in the pooling and servicing agreement; and

     o    any amounts paid under the Policy.

Priority of Distributions

          A. On each Payment Date the trustee shall withdraw from the Distribution Account the Available Funds and make distributions as described below and to the extent of Available Funds in the following order of priority:

          (1)  to the trustee, the trustee fee for that Payment Date;

          (2) to holders of each class of Class A certificates, an amount equal to the related Class Interest Distribution for that Payment Date;

          (3) sequentially, to the Class A-1 and the Class A-2 certificateholders, in that order, until the respective Class A Principal Balance of each of these classes is reduced to zero, the related Class A Principal Distribution (other than the portion constituting the Distributable Excess Spread) for such Payment Date; provided, however, that after the occurrence and continuance of an Insurer Default, this portion of the Class A Principal Distribution will be distributed pro rata to the holders of these certificates based on the respective Class A Principal Balances;

          (4) to the certificate insurer, the amount owing to the certificate insurer under the Insurance Agreement for the premium;

          (5) sequentially, to the Class A-1 and Class A-2 certificateholders, in that order, until the respective Class A Principal Balance of each of these classes is reduced to zero, the related Distributable Excess Spread for such Payment Date; provided, however, that after the occurrence and continuance of an Insurer Default, the Distributable Excess Spread will be distributed pro rata to the holders of these certificates based on the respective Class A Principal Balances.

          (6) to the servicer, the amount of any accrued and unpaid servicing fee;

          (7) to the certificate insurer, amounts owing to the certificate insurer for reimbursement for prior draws made on the Policy;

          (8) to the servicer, the amount of Nonrecoverable Advances not previously reimbursed;

          (9) to the certificate insurer, any other amounts owing to the certificate insurer under the Insurance Agreement; and

          (10) to the Class R certificateholders, the balance.

The Certificate Rate

     The Certificate Rate for any interest accrual period with respect to the Class A-1 certificates will be ___% per annum, and the Class A-2 certificates will be ___% per annum. Interest accrual period means the period from the first day of the calendar month preceding the month of that Payment Date through the last day of that calendar month.

     Interest will accrue on the certificates on the basis of a 360-day year consisting of twelve 30-day months.

Interest

     On each Payment Date, if there are sufficient funds available, the Class Interest Distribution will be distributed for each class of Class A certificates. The Class Interest Distribution is equal to the sum of (a) one month's interest at the Certificate Rate on the related Class A Principal Balance immediately prior to that Payment Date (the "Class Monthly Interest Distributable Amount") and (b) any Class Interest Carryover Shortfall for such Class of Class A certificates for that Payment Date. As to any Payment Date and class of Class A certificates, the Class Interest Carryover Shortfall is the sum of (x) the excess of the related Class Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Payment Date, over the amount in respect of interest that is actually distributed to that class on the prior Payment Date plus (y) one month's interest on the excess, to the extent permitted by law, at the related Certificate Rate. The interest entitlement described in (a) above will be reduced by such class' pro rata share of Civil Relief Act Interest Shortfalls, if any, for that Payment Date. Civil Relief Act Interest Shortfalls will not be covered by payments under the Policy.

     On each Payment Date, the Class Interest Distribution for each class of Class A certificates will be distributed on an equal priority and any shortfall in the amount required to be distributed as interest to each class will be allocated between the classes pro rata based on the amount each class would have been distributed in the absence of such shortfall.

Principal

     On each Payment Date, if there are sufficient funds available in accordance with the priorities described above under "--Priorities of Distributions," principal will be distributed to the holders of Class A certificates then entitled to distributions of principal in an amount equal to the lesser of (A) the related Aggregate Class A Principal Balance and (B) the related Class A Principal Distribution for such Payment Date. "Class A Principal Distribution" means the sum of the related Class A Monthly Principal Distributable Amount for a Payment Date and any outstanding Class A Principal Carryover Shortfall as of the close of business on the preceding Payment Date.

     Class A Monthly Principal Distributable Amount means to the extent that funds are available, the amount equal to the sum of the following amounts, without duplication, for the immediately preceding Due Period:

     o each payment of principal on a mortgage loan received by the servicer during the Due Period, including all full and partial principal prepayments,

     o the principal balance as of the end of the immediately preceding Due Period of each mortgage loan that became a liquidated mortgage loan for the first time during that Due Period,

     o the portion of the purchase price allocable to principal of all repurchased defective mortgage loans with respect to that Due Period,

     o any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed and

     o the portion of Excess Spread, if any, required to be distributed on such Payment Date to satisfy the required level of overcollateralization for such Payment Date (the "Distributable Excess Spread") but not greater than 100%.

     "Class A Principal Carryover Shortfall" means, with respect to any Payment Date, the excess of the sum of the related Class A Monthly Principal Distributable Amount for the preceding Payment Date and any outstanding Class A Principal Carryover Shortfall on the preceding Payment Date over the amount in respect of principal that is actually distributed to the Class A certificateholders on the preceding Payment Date.

     If the required level of overcollateralization is reduced below the then existing amount of overcollateralization or if the required level of overcollateralization is satisfied, the amount of the related Class A Monthly Principal Distributable Amount on the following Payment Date will be correspondingly reduced by the amount of the reduction in overcollateralization an by the amount necessary so that the overcollateralization will not exceed the required level of overcollateralization after giving effect to the principal distribution to be made on that Payment Date.

     The application of Distributable Excess Spread is intended to create overcollateralization to provide a source of additional cashflow to cover losses on the mortgage loans. If the amount of losses in a particular Due Period exceeds the amount of the related Excess Spread for the related Payment Date, the amount distributed in respect of principal will be reduced. A draw on the Policy for the payment of principal will not be made until the Class A Principal Balance exceeds the pool balance. See "--The Policy" herein. Accordingly, there may be Payment Dates on which Class A certificateholders receive little or no principal distributions.

     So long as an Insurer Default has not occurred and is continuing, distributions of the Class A Principal Distribution with respect to the offered certificates will be applied, sequentially, so that no class of offered certificates having a higher numerical designation is entitled to distributions of principal until each class of certificates having a lower numerical designation has been reduced to zero. If on any Payment Date, an Insurer Default has occurred and is continuing, the Class A Principal Distribution for the offered certificates will be applied to the distribution of principal of each class outstanding on a pro rata basis in accordance with the Class A Principal Balance of each class.

     On each Payment Date following an Insurer Default, net losses realized on liquidated mortgage loans (if the net losses realized is not covered by Available Funds) will reduce the amount of any overcollateralization.

     Due Period means, with respect to any Determination Date or Payment Date, the calendar month immediately preceding that Determination Date or Payment Date.

     A liquidated mortgage loan, for any Payment Date, is a mortgage loan that the servicer has determined that all Liquidation Proceeds which it expects to recover with respect to such mortgage loan (including disposition of the related REO Property) have been recovered. This determination shall be in accordance with the servicing procedures in the pooling and servicing agreement and shall be made at the end of the proceeding Due Period.

     "Excess Spread" means, with respect to any Payment Date, the positive excess, if any, of (A) Available Funds for such Payment Date over (B) the amount required to be distributed pursuant to subclause items (1) through (4), in each case set forth under the heading "Description of the Certificates--Priority of Distributions" on the Payment Date.

     An Insurer Default will occur in the event the certificate insurer fails to make a payment required under the Policy or if certain events of bankruptcy or insolvency occur with respect to the certificate insurer.

The Policy

     The following information has been supplied by the certificate insurer for inclusion in this prospectus supplement. Accordingly, neither the sponsor nor the servicer makes any representation as to the accuracy and completeness of such information.

     [To be provided by the certificate insurer.]

Overcollateralization

     The credit enhancement provisions of the trust result in a limited acceleration of the Class A certificates relative to the amortization of the mortgage loans in the early months of the transaction. The accelerated amortization is achieved by the application of Distributable Excess Spread to principal distributions on the Class A certificates. This acceleration feature creates overcollateralization (i.e., the excess of the pool balance over the related Aggregate Class A Principal Balance). Once the required level of overcollateralization is reached, and subject to the provisions described in the next paragraph, the acceleration feature will cease, until necessary to maintain the required level of overcollateralization.

     The pooling and servicing agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time. Any decrease in the required level of overcollateralization will occur only at the sole discretion of the certificate insurer. This decrease will have the effect of reducing the amortization of the Class A certificates below what it otherwise would have been.

[Pre-Funding Account

     On the closing date, ($__________) will be deposited in a pre-funding account. The pre-funding account shall be part of the trust and will be used to acquire additional mortgage loans in accordance with the pooling and servicing agreement. The funding period will begin on the closing date and terminate on _____________, 200_. Any funds remaining at the end of the funding period will be distributed to holders of the classes of certificates entitled to receive principal on the Payment Date in ______________, 200_ in reduction of the related Certificate Principal Balances. This will result in a partial principal prepayment of the related certificates on that date.

     Amounts on deposit in the pre-funding account will be invested in Permitted Investments. All interest and any other investment earnings on amounts on deposit in the pre-funding account will be deposited in the capitalized interest account. The pre-funding account shall not be an asset of the REMIC. All reinvestment earnings on the pre-funding account shall be owned by, and be taxable to, the seller.

Capitalized Interest Account

     On the closing date, a portion of the proceeds from the sale of the certificates will be deposited in a capitalized interest account. The capitalized interest account shall be maintained with and in the name of the trustee on behalf of the trust a portion of the proceeds of the sale of the certificates. The amount deposited therein will be used by the trustee on the Payment Dates in __________________ 200_, _____________ 200_ and
______________, 200_ to cover shortfalls in interest on the certificates that may arise as a result of interest shortfalls on the certificates during the funding period. Any amounts remaining in the capitalized interest account at the end of the funding period which are not needed to cover shortfalls on the Payment Date in ___________ 200_ are required to be paid directly to the seller.] The capitalized interest account shall not be an asset of the REMIC. All reinvestment earnings on the capitalized interest account shall be owned by, and be taxable to, the seller.]

Reports to Certificateholders

     Concurrently with each distribution to the certificateholders, the trustee will forward to each certificateholder a statement (based solely on information received from the servicer) setting forth among other items with respect to each Payment Date:

          (1) the aggregate amount of the distribution to each class of certificateholders on such Payment Date;

          (2) the amount of distribution set forth in paragraph (1) above in respect of interest and any Class Interest Carryover Shortfall, and the amount of any Class Interest Carryover Shortfall remaining;

          (3) the amount of distribution set forth in paragraph (1) above in respect of principal and the Class A Principal Carryover Shortfall, and any remaining Class A Principal Carryover Shortfall;

          (4) the amount of Excess Spread and the amount applied as to a distribution on the certificates;

          (5) the Guaranteed Principal Amount, if any, for such Payment Date;

          (6) the amount paid under the Policy for such Payment Date in respect of the Class Interest Distribution to each class of certificates;

          (7) the servicing fee;

          (8) the pool balance, as of the close of business on the last day of the preceding Due Period;

          (9) the Aggregate Class A Principal Balance after giving effect to payments allocated to principal above;

          (10) the amount of overcollateralization as of the close of business on the Payment Date, after giving effect to distributions of principal on that Payment Date;

          (11) the number and aggregate principal balances of the mortgage loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Due Period;

          (12) the book value of any real estate which is acquired by the trust through foreclosure or of deed in lieu of foreclosure;

          (13) the aggregate amount of prepayments received on the mortgage loans during the previous Due Period; and

          (14) the weighted average loan rate on the mortgage loans as of the first day of the month prior to the Payment Date.

     In the case of information furnished pursuant to clauses (2) and (3) above, the amounts shall be expressed as a dollar amount per certificate with a $1,000 denomination.

     Within 60 days after the end of each calendar year, the trustee will forward to each person, if requested in writing by such person, who was a certificateholder during the prior calendar year a statement containing the information set forth in clauses (2) and (3) above aggregated for such calendar year.

Last Scheduled Payment Date

     The last scheduled Payment Date for each class of offered certificates is as follows: Class A-1 certificates, ________; and Class A-2 certificates, _________. It is expected that the actual last Payment Date for each class of offered certificates will occur significantly earlier than the last scheduled Payment Dates. See "Prepayment and Yield Considerations" in this prospectus supplement.

     Such last scheduled Payment Dates are based on a [ ]% prepayment assumption with no payments of Distributable Excess Spread and the assumptions set forth above under "Prepayment and Yield Considerations--Weighted Average Lives".

Collection and Other Servicing Procedures on Mortgage Loans

     The servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement, follow such collection procedures as it follows from time to time with respect to the loans in its servicing portfolio comparable to the mortgage loans. Consistent with the above, the servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the mortgage loans.

     With respect to the mortgage loans, the servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided, that any such arrangement is consistent with the servicer's policies with respect to the mortgage loans it owns or services.

Hazard Insurance

     The servicer will cause to be maintained for each mortgage loan and each property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of

     o the outstanding principal balance on the mortgage loan and any related senior lien(s); and

     o the maximum insurable value of the improvements securing the mortgage loan.

     Generally, if the mortgaged property is located in a federally designated flood area, the hazard insurance to be maintained for the mortgage loan shall include flood insurance in such amounts as are required under applicable guidelines of the Federal Flood Emergency Act. Any amounts collected by the servicer under any such policies will be deposited in the Collection Account, net of certain amounts as indicated in the pooling and servicing agreement. The servicer shall be under no obligation to require that any mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired, other than pursuant to applicable laws and regulations. If the servicer obtains and maintains a blanket policy consistent with prudent industry standards insuring against hazard losses on all of the mortgage loans in an aggregate amount prudent under industry standards, it shall conclusively be deemed to have satisfied its obligations and if there shall have been a loss which would have been covered by such policy, deposit in the Collection Account, as the case may be, the amount not otherwise payable under the blanket policy because of any deductible clause.

     We refer you to "The Agreements--Hazard Insurance" in the prospectus for further information.

Realization upon Defaulted Mortgage Loans

     The servicer will foreclose upon or otherwise comparably convert to ownership mortgaged properties securing such of the mortgage loans as come into default when, in accordance with applicable servicing procedures under the pooling and servicing agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general subordinate mortgage servicing activities, provided the servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. The servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to noteholders or the certificateholders.

Servicing Compensation and Payment of Expenses

     With respect to each Due Period, the servicer will receive from interest collections in respect of the mortgage loans a portion of such interest collections as a monthly servicing fee in the amount equal to [ ]% per annum, or the servicing fee rate, on the aggregate principal balances of the mortgage loans as of the first day of the related Due Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the servicer as additional servicing compensation.

     The servicer will pay certain ongoing expenses associated with the trust and incurred by it in connection with its responsibilities under the pooling and servicing agreement. In addition, the servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted mortgage loans and in connection with the restoration of mortgaged properties, such right of reimbursement being prior to the rights of noteholders to receive any related Net Liquidation Proceeds.

Evidence as to Compliance

     The pooling and servicing agreement provides for delivery on or before March 31 of each year, beginning on March 31, [year], to the indenture trustee and the insurer of an annual statement signed by an officer of the servicer to the effect that the servicer has fulfilled its material obligations under the pooling and servicing agreement throughout the preceding fiscal year, except as specified in such statement.

     On or before March 31 of each year, beginning March 31, [year], the servicer will furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to the servicer or the sponsor) to the trustee, the certificate insurer and the rating agencies to the effect that such firm has examined certain documents and the records relating to servicing of the mortgage loans under the pooling and servicing agreement and that, on the basis of such examination, such firm believes that such servicing was conducted in compliance with the pooling and servicing agreement except for (a) such exceptions as such firm believes to be immaterial and (b) such other exceptions as shall be set forth in such report.

Certain Matters Regarding the Sponsor and Servicer

     The pooling and servicing agreement provides that the servicer may not resign from its obligations and duties thereunder:

     o unless such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or its subsidiaries or affiliates or

     o    upon the satisfaction of the following conditions:

          o the servicer has proposed a successor servicer to the trustee and the certificate insurer in writing and such proposed successor servicer is reasonably acceptable to the trustee and the certificate insurer; and

          o the rating agencies have confirmed to the trustee and the certificate insurer that the appointment of such proposed successor servicer as the servicer will not result in the reduction or withdrawal of the then current rating of the certificates.

No such resignation will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the pooling and servicing agreement.

     The servicer may perform any of its duties and obligations under the pooling and servicing agreement through one or more subservicers or delegates, which may be affiliates of the servicer. Notwithstanding any such arrangement, the servicer will remain liable and obligated to the trustee and the certificateholders for the servicer's duties and obligations under the pooling and servicing agreement, without any diminution of such duties and obligations and as if the servicer itself were performing such duties and obligations.

     Under the pooling and servicing agreement, the sponsor will indemnify an injured party for the entire amount of any losses, claims, damages or liabilities arising out of or based on the pooling and servicing agreement (other than losses resulting from defaults under the mortgage loans). The pooling and servicing agreement provides that neither the sponsor nor the servicer nor their directors, officers, employees or agents will be under any other liability to the trust, the trustee, the certificateholders, the certificate insurer or any other person for any action taken or for refraining from taking any action pursuant to the pooling and servicing agreement. However, neither the sponsor nor the servicer will be protected against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence of the sponsor or the servicer in the performance of its duties under the pooling and servicing agreement or by reason of reckless disregard of its obligations thereunder. In addition, the pooling and servicing agreement provides that the servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the pooling and servicing agreement and which in its opinion may expose it to any expense or liability. The servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable with respect to the pooling and servicing agreement and the rights and duties of the parties thereto and the interest of the certificateholders and the certificate insurer thereunder.

     Any corporation into which the servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the servicer shall be a party, or any corporation succeeding to the business of the servicer shall be the successor of the servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties.

Events of Default

     Events of Default will consist of:

     (1) any failure by the servicer to deposit in the Collection Account any deposit required to be made under the pooling and servicing agreement or to make any payment required to be made under the Insurance Agreement, which failure continues unremedied for two Business Days after written notice is given of that failure to the servicer by the trustee, or to the servicer and the trustee by the certificate insurer or Class A certificateholders evidencing an aggregate, of at least 25% of the voting rights;

     (2) any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the pooling and servicing agreement which, in each case, materially and adversely affects the interests of the Class A certificateholders or the certificate insurer and continues unremedied for 60 days after the written notice is given of such failure to the servicer by the trustee, or to the servicer and the trustee by the certificate insurer or Class A certificateholders evidencing an aggregate of at least 25% of the voting rights;

     (3) any Insolvency Event which includes certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the servicer and certain actions by the servicer indicating insolvency, reorganization or inability to pay its obligations; or

     (4) any Event of Default, as defined in the Insurance Agreement, has occurred and is continuing.

     Under certain other circumstances, the certificate insurer may deliver written notice to the servicer terminating all the rights and obligations of the servicer under the pooling and servicing agreement.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (1) above for a period of five Business Days or under clause (2) above for a period of 60 days, shall not constitute an Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the servicer and the delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event, the servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the pooling and servicing agreement and the servicer shall provide the trustee, the sponsor, the certificate insurer and the Class A certificateholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

Rights upon an Event of Default

     So long as an Event of Default remains unremedied, either (1) the trustee, or Class A certificateholders evidencing an aggregate of at least 51% of the voting rights, in each case with the consent of the certificate insurer, or (2) the certificate insurer may terminate all of the rights and obligations of the servicer under the pooling and servicing agreement and in and to the mortgage loans. In these circumstances, the trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the pooling and servicing agreement and will be entitled to similar compensation arrangements. In the event that the trustee would be obligated to succeed the servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the pooling and servicing agreement. The appointed servicer must have a net worth of at least $[ ] and must be acceptable to the certificate insurer to act as successor to the servicer under the pooling and servicing agreement. Pending such appointment, the trustee will be obligated to act as servicer unless prohibited by law. The successor will be entitled to receive the same compensation that the servicer would otherwise have received (or such lesser compensation as the trustee and such successor may agree). A receiver or conservator for the servicer may be empowered to prevent the termination and replacement of the servicer if the only Event of Default that has occurred is an Insolvency Event.

Amendment

     The pooling and servicing agreement may be amended from time to time by the sponsor, the servicer and the trustee and with the consent of the certificate insurer, but without the consent of the Class A certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions of the pooling and servicing agreement, to add to the duties of the sponsor or the servicer or to add or amend any provisions of the pooling and servicing agreement as required by the rating agencies in order to maintain or improve any rating of the Class A certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the sponsor, the trustee nor the servicer is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement or the Policy which shall not be inconsistent with the provisions of the pooling and servicing agreement or to comply with any requirement imposed by the Code; provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any certificateholder or the certificate insurer; provided, that any such amendment will not be deemed to materially and adversely affect the Class A certificateholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the rating agencies stating that such amendment would not result in a downgrading of the then current rating of the Class A certificates, without regard to the Policy. The pooling and servicing agreement may also be amended from time to time by the sponsor, the servicer, and the trustee, with the consent of Class A certificateholders evidencing an aggregate of at least 51% of the voting rights and the certificate insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the Class A certificateholders; provided that no such amendment will:

     o reduce in any manner the amount of, or delay the timing of, collections of payments on the Class A certificates or distributions or payments under the Policy which are required to be made on any Class A certificate without the consent of the holder of such Class A certificate;

     o reduce the percentage required to consent to any such amendment, without the consent of the holders of all Class A certificates then outstanding; or

     o adversely affect in any material respect the interest of the certificate insurer.

Termination; Purchase of Mortgage Loans

     The trust will terminate on the Payment Date following the later of (A) payment in full of all amounts owing to the certificate insurer unless the certificate insurer shall otherwise consent and (B) the earliest of (1) the Payment Date on which the Aggregate Class A Principal Balance has been reduced to zero, (2) the final payment or other liquidation of the last mortgage loan in the trust, (3) the optional purchase by the servicer of the mortgage loans, and (4) the Payment Date in [ ] on which date the Policy will be available to pay the outstanding principal balance of the Class A certificates.

     Subject to provisions in the pooling and servicing agreement regarding a plan of complete liquidation, the servicer may, at its option, terminate the pooling and servicing agreement on any date on which the pool balance is less than 5% of the sum of the Cut-Off Date pool balance by purchasing, on the next succeeding Payment Date, all of the outstanding mortgage loans at a price equal to the sum of the outstanding pool balance (subject to reduction as provided in the pooling and servicing agreement if the purchase price is based in part on the appraised value of any REO Property included in the trust and that appraised value is less than the Principal Balance of the mortgage loan) and accrued and unpaid interest thereon at the weighted average of the loan rates through the end of the Due Period preceding the final Payment Date together with all amounts due and owing to the certificate insurer.

     The purchase shall be accomplished by deposit into the Distribution Account of the purchase price specified above.

Voting Rights

     Under the pooling and servicing agreement, the voting rights (the "Voting Rights") will be allocated to the Class A certificates among the classes in proportion to their respective Class Principal Balances. Voting rights allocated to a class of certificates will be further allocated among the certificates of that class on the basis of their respective percentage interests. [So long as no Insurer Default is continuing, the certificate insurer will be entitled to exercise the voting rights of the Class A certificates].

The Trustee

     ________________________________________, has been named trustee pursuant to the pooling and servicing agreement.

     The trustee may have normal banking relationships with the sponsor and the servicer.

                                Use of Proceeds

     The net proceeds to be received from the sale of the certificates will be applied by the sponsor towards the purchase of the mortgage loans.


                       Federal Income Tax Consequences

     An election will be made to treat the trust as a REMIC for federal income tax purposes under the Code. In the opinion of Tax Counsel, the Class A certificates will be designated as regular interests in the REMIC and the Class R certificates will be designated as the sole class of residual interests in the REMIC. See "Federal Income Tax Consequences--Taxation of the REMIC and its Holders" in the prospectus.

     The offered certificates generally will be treated as debt instruments issued by the REMIC for federal income tax purposes. Income on such certificates must be reported under an accrual method of accounting.

     Depending on their issue price, the offered certificates may be issued with original issue discount ("OID") for federal income tax purposes. Holders of certificates issued with OID will be required to include OID in income as it accrues under a constant yield method, in advance of the receipt of cash attributable to such income. The OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6) which applies to prepayable securities such as the Offered certificates. Until the Treasury issues guidance to the contrary, the trustee intends to base its OID computation on Code Section 1272(a)(6) and the OID Regulations as described in the prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

     The yield used to calculate accruals of OID with respect to the offered certificates with OID will be the original yield to maturity of the certificates, determined by assuming that the mortgage loans will prepay in accordance with ____% of the prepayment assumption. No representation is made as to the actual rate at which the mortgage loans will prepay.

     In the opinion of Tax Counsel, the offered certificates will be treated as regular interests in a REMIC under section 860G of the Code. Accordingly, the offered certificates will be treated as assets described in section 7701(a)(19)(C) of the Code, and "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, in each case to the extent described in the prospectus. Interest on the offered certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the Code to the same extent that the offered certificates are treated as real estate assets. See "Federal Income Tax Consequences" in the prospectus.

Backup Withholding

     Certain Certificate Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the offered certificates if the Certificate Owners, upon issuance, fail to supply the trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fails to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fails to provide the trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

     The trustee will be required to report annually to the IRS, and to each offered certificateholder of record, the amount of interest paid (and OID accrued, if any) on the offered certificates (and the amount of interest withheld for federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "certificateholder" of record is Cede & Co., as nominee for DTC, Certificate Owners and the IRS will receive tax and other information including the amount of interest paid on such certificates owned from participants and indirect participants of the DTC system rather than from the trustee. (The trustee, however, will respond to requests for necessary information to enable participants, indirect participants and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Certificate Owner fail to provide the required certification, the participants or indirect participants (or the paying agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     Such amounts will be deemed distributed to the affected Certificate Owner for all purposes of the certificates, the pooling and servicing agreement and the Policy.

     Final regulations dealing with withholding tax on income paid to foreign persons, backup withholding and related matters (the "New Withholding Regulations") were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations generally will be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective Certificate Owners are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

Federal Income Tax Consequences to Foreign Investors

     The following information describes the United States federal income tax treatment of holders that are not United States persons ("Foreign Investors"). The term "Foreign Investor" means any person other than:

     o    a citizen or resident of the United States,

     o a corporation, partnership or other entity organized in or under the laws of the United States, any state thereof or the District of Columbia, (other than a partnership that is not treated as a United States person under any applicable Treasury regulations),

     o an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source,

     o a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, or

     o certain trusts treated as United States persons before August 20, 1996 that elect to continue to be so treated to the extent provided in regulations.

     The Code and Treasury regulations generally subject interest paid to a Foreign Investor to a withholding tax at a rate of 30% (unless such rate were changed by an applicable treaty). The withholding tax, however, is eliminated with respect to certain "portfolio debt investments" issued to Foreign Investors. Portfolio debt investments include debt instruments issued in registered form for which the United States payor receives a statement that the beneficial owner of the instrument is a Foreign Investor. The offered certificates will be issued in registered form, therefore if the information required by the Code is furnished (as described below) and no other exceptions to the withholding tax exemption are applicable, no withholding tax will apply to the offered certificates.

     For the offered certificates to constitute portfolio debt investments exempt from the United States withholding tax, the withholding agent must receive from the Certificate Owner an executed IRS Form W-8 or similar form signed under penalty of perjury by the Certificate Owner stating that the Certificate Owner is a Foreign Investor and providing such Certificate Owner's name and address. The statement must be received by the withholding agent in the calendar year in which the interest payment is made, or in either of the two preceding calendar years.

     A Certificate Owner that is a nonresident alien or foreign corporation will not be subject to United States federal income tax on gain realized on the sale, exchange, or redemption of such offered certificate, provided that:

     o such gain is not effectively connected with a trade or business carried on by the Certificate Owner in the United States,

     o in the case of a Certificate Owner that is an individual, such Certificate Owner is not present in the United States for 183 days or more during the taxable year in which such sale, exchange or redemption occurs and

     o in the case of gain representing accrued interest, the conditions described in the immediately preceding paragraph are satisfied.

     In addition, prospective Certificate Owners are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations. See "--Backup Withholding".


                                  State Taxes

     The sponsor makes no representations regarding the tax consequences of purchase, ownership or disposition of the offered certificates under the tax laws of any state. Investors considering an investment in the certificates should consult their own tax advisors regarding such tax consequences.

     All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the certificates.


                             ERISA Considerations

     Any Plan fiduciary which proposes to cause an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a benefit plan or arrangement subject to Section 4975 of the Code (each, a "Plan") to acquire any of the offered certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code, of the Plan's acquisition and ownership of such certificates. See "ERISA Considerations" in the prospectus.

     The U.S. Department of Labor (the "DOL") has granted to ________________ (the "Underwriter") Prohibited Transaction Exemption [ ], Application No. _____, __ Fed. Reg. _____ (____) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which __________________ or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied. The Exemption will apply to the acquisition, holding and resale of the Class A certificates by a Plan, provided that certain conditions (certain of which are described below) are met.

     Among the conditions which must be satisfied for the Exemption to apply are the following:

          (1) The acquisition of the Class A certificates by a Plan is on terms (including the price for such certificates) that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;

          (2) The rights and interests evidenced by the Class A certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

          (3) The Class A certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from S&P, Moody's, DCR or Fitch;

          (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the Class A certificates represents not more than reasonable compensation for underwriting such certificates; the sum of all payments made to and retained by the seller pursuant to the sale of the mortgage loans to the trust represents not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by such servicer represents not more than reasonable compensation for any servicer's services under the pooling and servicing agreement and reimbursement of such servicer's reasonable expenses in connection therewith;

          (5) The trustee is not an affiliate of any underwriter, the seller, any servicer, the certificate insurer, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust, or any of their respective affiliates; and

          (6) The Plan investing in the Class A certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act of 1933, as amended.

     On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date (the "Pre-Funding Period"), instead of requiring that all such Obligations be either identified or transferred on or before the closing date. The relief is available when the following conditions are met:

          (1) The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered (the "Pre-Funding Limit") must not exceed twenty-five percent (25%).

          (2) All Obligations transferred after the Closing Date (the "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by a rating agency.

          (3) The transfer of such Additional Obligations to the trust during the Pre-Funding Period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from a rating agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.

          (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the Obligations in the trust at the end of the Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the Obligations transferred to the trust on the closing date.

          (5) In order to insure that the characteristics of the Additional Obligations are substantially similar to the original Obligations which were transferred to the trust:

               (i) the characteristics of the Additional Obligations must be monitored by an insurer or other credit support provider that is independent of the sponsor; or

               (ii) an independent accountant retained by the sponsor must provide the sponsor with a letter (with copies provided to each rating agency rating the certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations transferred to the trust as of the closing date.

          (6) The Pre-Funding Period must end no later than three months or 90 days after the closing date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an Event of Default occurs.

          (7) Amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in certain permitted investments.

          (8) The related prospectus or prospectus supplement must describe:

               (i) any pre-funding account and/or capitalized interest account used in connection with a pre-funding account;

               (ii) the duration of the Pre-Funding Period;

               (iii) the percentage and/or dollar amount of the Pre-Funding Limit for the trust; and

               (iv) that the amounts remaining in the pre-funding account at the end of the Pre-Funding Period will be remitted to certificateholders as repayments of principal.

          (9) The related pooling and servicing agreement must describe the Permitted Investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

     The underwriter believes that the Exemption as amended will apply to the acquisition and holding of the Class A certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met.

     Any Plan fiduciary considering whether to purchase any Class A certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Class A certificates, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions.


                        Legal Investment Considerations

     The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

     Institutions whose investment activities are subject to review by federal or state regulatory authorities should consult with their counsel or the applicable authorities to determine whether an investment in the offered certificates complies with applicable guidelines, policy statements or restrictions. See "Legal Investment" in the prospectus.


                                 Underwriting

     Subject to the terms and conditions set forth in the underwriting agreement, dated ____________________, between the sponsor and the underwriter, the sponsor has agreed to sell to the underwriter and the underwriter has agreed to purchase from the sponsor the Class A certificates.

     Distributions of the offered certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the sponsor from the sale of the offered certificates will be approximately $________, plus accrued interest, before deducting expenses payable by the sponsor, estimated to be $_______ in the aggregate. In connection with the purchase and sale of the offered certificates, the underwriter may be deemed to have received compensation from the sponsor in the form of underwriting discounts.

     The sponsor has been advised by the underwriter that it presently intends to make a market in the offered certificates; however, it is not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the offered certificates will develop.

     The underwriting agreement provides that the sponsor will indemnify the underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


                                    Experts

                                 [__________]


                                 Legal Matters

     Certain legal matters with respect to the Class A certificates will be passed upon for the sponsor by [ ], New York, New York, and for the underwriter by ____________________.


                                    Ratings

     The Class A certificates must receive ratings of "AAA" by _______ and "Aaa" by ______ prior to their issuance.

     A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects for the certificates. However, the ratings on the certificates do not constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the possibility that certificateholders might realize a lower than anticipated yield.

     The ratings assigned to the certificates will depend primarily upon the financial strength of the certificate insurer. Any reduction in a rating assigned to the claims-paying ability of the certificate insurer below the ratings initially assigned to the certificates may result in a corresponding reduction of the ratings assigned to the certificates.

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

               Index of Defined Terms


Additional Obligations...........................S-47
Certificate Owners...............................S-25
Class A Principal Carryover Shortfall............S-33
Class A Principal Distribution...................S-32
Class Monthly Interest Distributable Amount......S-32
CPR..............................................S-21
Cut-Off Date.....................................S-15
Distributable Excess Spread......................S-33
DOL..............................................S-45
DTC..............................................S-25
Eligible Investments.............................S-28
ERISA............................................S-45
Euroclear........................................S-25
Excess Spread....................................S-34
Exemption........................................S-45
Foreign Investors................................S-44
Monthly Advance..................................S-29
New Withholding Regulations......................S-44
Obligations......................................S-46
OID..............................................S-42
Plan.............................................S-45
Policy...........................................S-24
pool balance.....................................S-16
Pre-Funding Limit................................S-46
Pre-Funding Period...............................S-46
Related Documents................................S-25
Servicing Advance................................S-29
SMMEA............................................S-48
Substitution Adjustment..........................S-26
Underwriter......................................S-45
Voting Rights....................................S-42
weighted average life............................S-21

                Subject to Completion, dated February 10, 2000


                                  PROSPECTUS

                      GREENPOINT MORTGAGE SECURITIES INC.
                                   (Sponsor)

                            Asset Backed Securities
                             (Issuable in Series)

   The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy


---------------------
Please carefully              The Trusts
consider our
discussion of                 Each trust will be established to hold the
some of the                   assets transferred to it by GreenPoint
risks of                      Mortgage Securities Inc. The assets of each
investing in the              trust will be specified in the prospectus
certificates                  supplement and may consist of:
under "Risk
Factors"                      o  mortgage loans secured by senior and junior
beginning on                     liens on one- to four-family residential
page 4.                          properties;
--------------------
                              o  closed-end and/or revolving home equity
                                 loans or certain balances thereof secured by senior and junior liens on one- to four-family residential properties;

                              o  home improvement installment sales
                                 contracts and installment loan agreements that may be unsecured, secured by mortgages primarily on one- to four-family residential properties, or secured by purchase money security interests in the home improvements; and

                              o certain insurance policies, surety bonds, cash accounts, reinvestment income, guaranties or letters of credit.

The Securities

GreenPoint Mortgage Securities Inc. will sell the securities pursuant to a prospectus supplement. The securities will be grouped into one or more series, each having its own distinct designation. Each series will be issued in one or more classes and each class will evidence beneficial ownership of a specified portion of future payments on the assets in the trust that the series relates to. A prospectus supplement for a series will specify all of the terms of the series and of each of the classes in the series.

Offers of Securities

The securities may be offered through several different methods, including offerings through underwriters.

                               ----------------

The SEC and state securities regulators have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

______________ _____, 200_



                               Table of Contents
                               -----------------

Risk Factors......................................................................................................4
The Trust.........................................................................................................8
Use of Proceeds..................................................................................................14
The Sponsor......................................................................................................14
Loan Program.....................................................................................................14
Description of the Securities....................................................................................17
Credit Enhancement...............................................................................................32
Yield and Prepayment Considerations..............................................................................38
The Agreements...................................................................................................41
Certain Legal Aspects of the Loans...............................................................................58
Federal Income Tax Consequences..................................................................................69
State Tax Considerations.........................................................................................96
ERISA Considerations.............................................................................................96
Legal Investment................................................................................................101
Method of Distribution..........................................................................................102
Legal Matters...................................................................................................103
Financial Information...........................................................................................103
Available Information...........................................................................................103
Incorporation of Certain Documents by Reference.................................................................104
Rating..........................................................................................................104
Index of Defined Terms..........................................................................................106



        Important Notice About Information in This Prospectus and Each
                      Accompanying Prospectus Supplement

         Information about each series of securities is contained in two separate documents:

o this prospectus, which provides general information, some of which may not apply to a particular series; and

o the accompanying prospectus supplement for a particular series, which describes the specific terms of the securities of that series.

The prospectus supplement will contain information about a particular series that supplements the information contained in this prospectus, and you should rely on that supplementary information in the prospectus supplement.

You should rely on the information in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement.



                                 Risk Factors

         Investors should consider the following factors in connection with the purchase of securities. You should also consider the risk factors described in your prospectus supplement.


Ability to Resell Securities May Be Limited

         No market for any of the securities will exist before they are issued. We cannot assure you that a secondary market will develop, or if it does develop, that it will continue. Consequently, you may not be able to sell your securities readily or at prices that will enable you to realize your desired yield. The market values of the securities are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

         The secondary market for asset backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

Limited Source of Payments - No Recourse to Sponsor, Seller, Master Servicer or Trustee

         The assets of the trust are the sole source of distributions for the securities. The securities do not represent an interest in or obligation of the sponsor, the seller, the master servicer, the trustee or any of their affiliates, except for the limited obligations of the seller with respect to certain breaches of its representations and warranties and of the master servicer with respect to its servicing obligations. Neither the securities nor the trust assets will be guaranteed by or insured by any governmental agency or instrumentality, the sponsor, the seller, the master servicer, the trustee or any of their affiliates, unless so specified in the supplement. Consequently, if payments on the trust assets are insufficient to make all payments required on the certificates you may incur a loss on your investment.

Credit Enhancement May Not Be Sufficient to Protect You from Losses

         Credit enhancement is intended to reduce the effect of delinquent payments or loan losses on those classes of securities that have the benefit of the credit enhancement. However, the amount of any credit enhancement may decline or be depleted before the securities are paid in full. As a result, securityholders may suffer losses. In addition, credit enhancement may not cover all potential sources of loss, such as a loss resulting from fraud or negligence by a loan originator or other party.

         We refer you to "Credit Enhancement" in this prospectus for more detail.

Prepayments Are Unpredictable and Affect Yield

         The rate of principal distributions and yield to maturity on the securities will be directly related to the rate of principal payments on the trust assets. For example, the rate of principal payments on the loans will be affected by the following:

         o  the amortization schedules of the loans;

         o the rate of principal prepayments (including partial prepayments and prepayments resulting from refinancing) by borrowers;

         o  liquidations of defaulted loans by the master servicer;

         o repurchases of loans by the seller as a result of defective documentation or breaches of representations and warranties; and

         o the optional purchase by the master servicer of all of the loans in connection with the termination of the trust.

         The rate of principal payments on loans is influenced by a variety of economic, geographic, social and other factors. For example, if interest rates for similar loans fall below the interest rates on the loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar loans rise above the interest rates on the loans, the rate of prepayment would generally be expected to decrease.

         We cannot predict the rate at which borrowers will repay their loans. Please consider the following:

         o If you are purchasing a security at a discount, in particular, a principal-only security, your yield may be lower than expected if principal payments on the loans occur at a slower rate than you expected;

         o If you are purchasing a security at a premium, in particular, an interest-only security, your yield may be lower than expected if principal payments on the loans occur at a faster rate than you expected and you could lose your initial investment; and

         o The earlier a payment of principal occurs, the greater the impact on your yield. For example, if you purchase a security at a premium, although the average rate of principal payments is consistent with your expectations, if the rate of principal payments occurs initially at a rate higher than expected, which would adversely impact your yield, a subsequent reduction in the rate of principal payments will not offset any adverse yield effect.

Decline in Property Values May Increase Loan Losses.

         Because your securities represent an interest in loans or are secured by loans, your investment may be affected by a decline in property values. If the outstanding balance of a loan and any secondary financing on the underlying property is greater than the value of the property, there is an increased risk of delinquency, default, foreclosure and loss. A decline in property values could extinguish the value of a junior lien holder's interest in a property. Losses on such loans that are not otherwise covered by the credit enhancement described in the supplement will be borne by the holder of one or more classes of securities.

Delays in Liquidation May Adversely Affect You

         Substantial delays may occur before defaulted loans are liquidated and the proceeds forwarded to investors. Property foreclosure actions are regulated by state statutes and rules and are subject to many of the delays and expenses that characterize lawsuits if defenses or counterclaims are raised. As a result, foreclosure actions can sometimes take several years to complete and the liquidation proceeds may not cover the defaulted loan amount. In particular, because the costs of liquidation do not vary based on the loan amount, the risk of insufficient liquidation proceeds is greater with small loans. Some states prohibit a mortgage lender from obtaining a judgment against the borrower for amounts not covered by property proceeds if the property is sold outside of a judicial proceeding.

Junior Lien Priority Could Result in Payment Delays and Losses

         Most of the mortgages and deeds of trust, if any, securing the loans are junior in priority. Junior liens receive proceeds from a sale of the related property only after the senior liens have been paid. If the remaining proceeds are insufficient to satisfy the loans, then:

         o there will be a delay in payments to you while a deficiency judgment against the borrower is sought; and

         o you may incur a loss if a deficiency judgment cannot be obtained or is not realized upon.

State and Federal Laws May Limit Ability to Collect on Loans

         Applicable federal and state laws regulate interest rates and other charges and require certain disclosures. In addition, other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans. Depending on the provisions of the applicable law and the specific facts involved, violations may limit the ability to collect all or part of the principal of or interest on the mortgage loans. In some cases, the borrower may be entitled to a refund of amounts previously paid and, could subject the trust to damages and administrative enforcement.

         The home improvement contracts are also subject to federal and state laws which protect a homeowner from defective craftsmanship or incomplete work by a contractor. These laws permit the borrower to withhold payment if the work does not meet the quality and durability standards agreed to by the homeowner and the contractor. These laws may have the effect of subjecting the trust to all claims and defenses which the borrower had against the seller.

         We refer you to "Certain Legal Aspects of the Loans" in this prospectus for more detail.

Costs for Cleaning Contaminated Property May Result in Losses

         Under certain state and federal laws, a contaminated property may give rise to a lien on the property to assure the costs of cleanup. In addition these laws may impute liability for clean-up costs to the lender if the lender was involved in the operations of the borrower, even if the environmental damage was caused by a prior owner. Any lien or costs attached to a contaminated property could result in a loss to securityholders.

         We refer you to "Certain Legal Aspects of the Loans--Environmental Risks" in this prospectus for more detail.

Rating of the Securities Does Not Assure Payment

         It will be a condition to the issuance of the securities offered hereby that they be rated in one of the four highest rating categories by the rating agency identified in the supplement. The ratings of the securities will be based on, among other things, the adequacy of the value of the trust assets and any credit enhancement. The rating should not be deemed a recommendation to purchase, hold or sell the securities, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the ratings will remain in effect over the life of the security, and may be lowered or withdrawn.

         We refer you to "Rating" in this prospectus for more detail.

Consequences of Owning Book-Entry Securities

         Limit on Liquidity of Securities. Issuance of the securities in book-entry form may reduce their liquidity in the secondary trading market because investors may be unwilling to purchase certificates for which they cannot obtain physical securities.

         Limit on Ability to Transfer or Pledge. Since transactions in the book-entry securities can be effected only though the DTC, participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book-entry security to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such securities, may be limited due to lack of a physical security.

         Delays in Distributions. You may experience some delay in the receipt of distributions on book-entry securities because the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.

         Please review "Description of the Notes" in the prospectus supplement for more detail.

Payments to and Rights of Investors Adversely Affected by Insolvency of Seller

         The seller and the sponsor will treat the transfer of the loans from the seller to the sponsor as a sale for accounting purposes. The sponsor and the trust will treat the transfer of the loans from the sponsor to the trust as a sale for accounting purposes. If these characterizations are correct, then if the seller were to become bankrupt, the loans would not be part of the seller's bankruptcy estate and would not be available to the seller's creditors. On the other hand, if the seller becomes bankrupt, its bankruptcy trustee or one of its creditors may argue that the transfer of the loans is a pledge of the loans as security for a borrowing rather than a sale. Such an attempt, even if unsuccessful, could result in delays in payments to you.

         In the event of a bankruptcy of the master servicer, the bankruptcy trustee or receiver may have the power to prevent the trustee or the securityholders from appointing a successor master servicer, which could result in a delay in payments to you.

         In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the master servicer to liquidate the property, which could result in a delay in payments to you.

Trust Assets May Not Be Sufficient to Pay Securities

         There is no assurance that the market value of the trust assets at any time will equal the principal amount of the securities. In addition, under any situation in which the trust assets are required to be sold, the proceeds generally will be paid to cover administrative costs before being paid to you. The net proceeds may be insufficient to pay the principal and interest on the securities.


                                   The Trust

General

         GreenPoint Mortgage Securities Inc., the sponsor, will establish a trust for each series of asset backed securities and convey to the related trustee certain assets, consisting of the pool of loans specified in the prospectus supplement. Generally, the trust will be a business trust formed pursuant to a trust agreement between the sponsor and the trustee. Each trust will be created on the first day of the month in which the securities are issued or another date which will be specified in the prospectus supplement (the "Cut-off Date"). All references in this prospectus to "pool", "certificates", "notes", "securities", or "securityholders", should be deemed to apply to one specific series, trust and prospectus supplement, unless otherwise noted.

         The certificates of each series will represent interests in the assets of the trust and the notes of each series will be secured by the pledge of the trust assets. The trust for each series will be held by the trustee for the benefit of the related securityholders. The securities will be entitled to payment from the assets of the trust or other assets pledged for the benefit of the securityholders, as specified in the prospectus supplement and will not be entitled to payments in respect of the assets of any other trust established by the sponsor.

         The trust assets will be acquired by the sponsor, either directly or through affiliates, from originators or sellers which may be affiliates of the sponsor, and conveyed without recourse by the sponsor to the trust. Loans acquired by the sponsor will have been originated in accordance with the underwriting criteria described under "Loan Program--Underwriting Standards" or as otherwise described in the prospectus supplement. See "Loan Program--Underwriting Standards".

         The sponsor will cause the trust assets to be assigned to the trustee named in the prospectus supplement for the benefit of the holders of the securities. For a fee, the master servicer named in the prospectus supplement will service the trust assets, either directly or through other servicing institutions, or subservicers, pursuant to a pooling and servicing agreement among the sponsor, the master servicer and the trustee in the case of a series consisting of certificates, or a master servicing agreement between the trustee and the master servicer with respect to a series consisting of certificates and notes. See "Loan Program" and "The Agreements". With respect to loans serviced by the master servicer through a subservicer, the master servicer will remain liable for its servicing obligations under the related agreement as if the master servicer alone were servicing such loans.

         As used herein, "Agreement" means, with respect to a series consisting of certificates, the pooling and servicing agreement, and with respect to a series consisting of certificates and notes, the trust agreement, the indenture and the master servicing agreement, as the context requires.

         With respect to each trust, prior to the initial offering of the securities, the trust will have no assets or liabilities. No trust is expected to engage in any activities other than acquiring, managing and holding the trust assets and other assets specified in the prospectus supplement and the proceeds thereof, issuing securities and making payments and distributions thereon and certain related activities. No trust is expected to have any source of capital other than its assets and any related credit enhancement.

         Generally, the only obligations of the sponsor will be to obtain certain representations and warranties from the sellers and to assign them to the trustee. See "The Agreements--Assignment of the Trust Assets". The obligations of the master servicer with respect to the loans will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the subservicers or sellers, or both, as more fully described herein under "Loan Program--Representations by Sellers; Repurchases" and "The Agreements--Subservicing by Sellers" and "--Assignment of the Trust Assets") and its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to the loans in the amounts described herein under "Description of the Securities--Advances". The obligations of the master servicer to make advances may be subject to limitations, to the extent provided herein and in the prospectus supplement.

         The following is a brief description of the assets expected to be included in the trust. If specific information respecting the trust assets is not known at the time the securities are offered, more general information of the nature described below will be provided in the prospectus supplement, and specific information will be set forth in a report on Form 8-K to be filed with the SEC within fifteen days after the initial issuance of the securities. A copy of the Agreements with respect to each series of securities will be available for inspection at the corporate trust office of the trustee. A schedule of the loans relating to each series will be attached to the Agreement delivered to the trustee.

The Loans

         General. The loans included in a trust will be mortgage loans, home equity loans or home improvement contracts. The loans may be either closed-end loans or revolving credit line loans. The loans may be conventional loans or loans that are insured or guaranteed by a governmental agency, such as the FHA or VA.

         The loans will have monthly payments due on the first day of each month or on such other day of the month specified in the prospectus supplement. The payment terms of the loans to be included in a trust will be described in the prospectus supplement and may include any of the following features (or combination thereof):

         o Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (as specified in the prospectus supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the prospectus supplement.

         o Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the loan rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. These payments are called balloon payments. Principal may include interest that has been deferred and added to the principal balance of the loan.

         o Monthly payments of principal and interest may be fixed for the life of the loan, may increase over a specified period of time or may change from period to period. loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

         o Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the loan or may decline over time. Certain loans may permit prepayments after expiration of certain periods. These periods are called lockout periods. Other loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire loan in connection with the sale or certain transfers of the related property. Other loans may be assumable by persons meeting the then applicable standards set forth in the Agreement.

         A trust may contain buydown loans that include provisions whereby a third party partially subsidizes the monthly payments of the borrowers on such loans during the early years of such loans, the difference to be made up from a buydown fund contributed by such third party at the time of origination of the loan. A buydown fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the borrower will increase during the buydown period as a result of normal increases in compensation and inflation, so that the borrower will be able to meet the full loan payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on buydown loans is increased. The prospectus supplement will contain information with respect to any buydown loan concerning limitations on the interest rate paid by the borrower initially, on annual increases in the interest rate and on the length of the buydown period.

         The real property that secures repayment of the loans is referred to herein as the mortgaged properties. Home improvement contracts may, and the other loans will, be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a mortgaged property. In the case of home equity loans, such liens generally will be subordinated to one or more senior liens on the related mortgaged properties as described in the prospectus supplement. As specified in the prospectus supplement, home improvement contracts may be unsecured or secured by purchase money security interests in the home improvements financed thereby. The mortgaged properties and the home improvements are collectively referred to herein as the properties. The properties relating to loans will consist of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, manufactured homes, individual units in planned unit developments, and certain other dwelling units. Such properties may include vacation and second homes, investment properties and dwellings situated on leasehold estates. The loans may include cooperative apartment loans secured by security interests in shares issued by private, nonprofit, cooperative housing corporations and in the related proprietary lease or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' building. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the loan by at least five years, unless otherwise specified in the prospectus supplement. The properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States.

         Loans with certain loan-to-value ratios and/or certain principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies. The existence, extent and duration of any such coverage will be described in the prospectus supplement.

         The aggregate principal balance of loans secured by properties that are owner-occupied may be disclosed in the prospectus supplement. The basis for a representation that a given percentage of the loans is secured by single family properties that are owner-occupied will be either (i) the making of a representation by the borrower at origination of the loan either that the underlying property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the property as a primary residence or (ii) a finding that the address of the underlying property is the borrower's mailing address.

Home Equity Loans.

         As more fully described in the prospectus supplement, interest on each revolving credit line loan, excluding introduction rates offered from time to time during promotional periods, is computed and payable monthly on the average daily outstanding principal balance of such loan. Principal amounts on a revolving credit line loan may be drawn down (up to a maximum amount as set forth in the prospectus supplement) or repaid under each revolving credit line loan from time to time, but may be subject to a minimum periodic payment. As specified in the prospectus supplement, the trust may include any amounts borrowed under a revolving credit line loan after the Cut-off Date.

         The full amount of a closed-end loan is advanced at the origination of the loan and generally is repayable in equal (or substantially equal) installments of an amount to fully amortize such loan at its stated maturity or is a balloon loan. As more fully described in the prospectus supplement, interest on each closed-end loan is calculated on the basis of the outstanding principal balance of such loan multiplied by the related loan rate thereon and further multiplied by either a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such loan, or a fraction which is 30 over 360. Except to the extent provided in the prospectus supplement, the original terms to stated maturity of closed-end loans generally will not exceed 360 months.

         Under certain circumstances, under either a revolving credit line loan or a closed-end loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

Home Improvement Contracts.

         The trust assets for a series of securities may consist, in whole or in part, of home improvement contracts originated by a home improvement contractor, a thrift or a commercial mortgage banker in the ordinary course of business. The home improvements securing the home improvement contracts may include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. As specified in the prospectus supplement, the home improvement contracts will either be unsecured or secured by mortgages which are generally subordinate to other mortgages on the same property, or secured by purchase money security interests in the home improvements financed thereby. Except as otherwise specified in the prospectus supplement, the home improvement contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described in the prospectus supplement. The initial loan-to-value ratio of a home improvement contract is computed in the manner described in the prospectus supplement.

Additional Information.

         Each prospectus supplement will contain information, as of the date of such prospectus supplement and to the extent then specifically known to the sponsor, with respect to the loans contained in the pool, including:

         o the aggregate outstanding principal balance and the average outstanding principal balance of the loans as of the applicable Cut-off Date;

         o the type of property securing the loan (e.g., single family residences, individual units in condominium apartment buildings, two- to four-family dwelling units, other real property or home improvements);

         o  the original terms to maturity of the loans;

         o  the largest principal balance;

         o  the smallest principal balance of any of the loans;

         o the earliest origination date and latest maturity date of any of the loans;

         o the loan-to-value ratios or combined loan-to-value ratios, as applicable, of the loans;

         o the loan rates or annual percentage rates or range of loan rates or annual percentage rates borne by the loans;

         o  the maximum and minimum per annum loan rates; and

         o  the geographical location of the loans.

         If specific information regarding the loans is not known to the sponsor at the time the related securities are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report filed on Form 8-K to be filed with the SEC within 15 days of initial issuance of the securities.

         Generally, the loan-to-value ratio (or "LTV") of a loan at any given time is the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related loan and the denominator of which is the collateral value of the related property. Generally, the combined loan-to-value ratio (or "CLTV") of a loan at any given time is the ratio, expressed as a percentage, of (i) the sum of (a) the original principal balance of the loan (or, in the case of a revolving credit line loan, the maximum amount available) and (b) the outstanding principal balance at the date of origination of the loan of any senior mortgage loan(s) or, in the case of any open-ended senior mortgage loan, the maximum available line of credit with respect to such mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the loan, to (ii) the collateral value of the related property.

         The "collateral value" of a property, other than with respect to certain loans the proceeds of which were used to refinance an existing mortgage loan (each, a "refinance loan"), is the lesser of (a) the appraised value determined in an appraisal obtained at origination of such loan and (b) the sales price for such property if the proceeds of such loan are used to purchase the related property. In the case of refinance loans, the collateral value of the related property is the appraised value thereof determined in an appraisal obtained at the time of refinancing.

         No assurance can be given that values of the properties have remained or will remain at their levels on the dates of origination of the related loans. If the residential real estate market should experience an overall decline in property values such that the sum of the outstanding principal balances of the loans and any primary or secondary financing on the properties, as applicable, in a particular pool become equal to or greater than the value of the properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any pool. To the extent that such losses are not covered by subordination provisions or alternative arrangements, such losses will be borne by the securityholders.

Substitution of Trust Assets

         Substitution of trust assets may be permitted in the event of breaches of representations and warranties with respect to certain trust assets or in the event the documentation with respect to any trust asset is determined by the trustee to be incomplete or as further specified in the prospectus supplement. The period during which such substitution will be permitted generally will be indicated in the prospectus supplement.


                                Use of Proceeds

         The net proceeds to be received from the sale of the securities will be applied by the sponsor to the purchase of trust assets or will be used by the sponsor for general corporate purposes. The sponsor expects to sell securities in series from time to time, but the timing and amount of offerings of securities will depend on a number of factors, including the volume of trust assets acquired by the sponsor, prevailing interest rates, availability of funds and general market conditions.


                                  The Sponsor

         GreenPoint Mortgage Securities Inc., the sponsor, is a Delaware corporation organized on November 18, 1996 for the limited purpose of acquiring, owning and transferring trust assets and selling interests therein or bonds secured thereby. The sponsor is a subsidiary of GreenPoint Mortgage Funding, Inc., a subsidiary of GreenPoint Financial Corp. GreenPoint Financial Corp. is listed on the New York Stock Exchange under the symbol "GPT". The sponsor maintains its principal office at 700 Larkspur Landing Circle, Suite 240, Larkspur, California 94939. Its telephone number is (415) 925-5442.

         Neither the sponsor nor any of the sponsor's affiliates will insure or guarantee distributions on the securities of any series.


                                 Loan Program

         The loans will have been purchased by the sponsor, either directly or through affiliates, from sellers. Unless otherwise specified in the prospectus supplement, the loans acquired by the sponsor will have been originated in accordance with the underwriting criteria described below in "Underwriting Standards".

Underwriting Standards

         Each seller will represent and warrant that all loans originated and/or sold by it to the sponsor will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans. As to any loan insured by the FHA or partially guaranteed by the VA, the seller will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

         Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related property as collateral. In general, a prospective borrower applying for a mortgage loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy or other significant public records. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer), which verification reports the length of employment with that organization, the borrower's current salary and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

         In determining the adequacy of the property as collateral, an appraisal will generally be made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good repair and that construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home.

         Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available:

         o to meet the borrower's monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the property (such as property taxes and hazard insurance), and

         o to meet monthly housing expenses and other financial obligations and monthly living expenses.

The underwriting standards applied by a seller, particularly with respect to the level of loan documentation and the borrower's income and credit history, may be varied in appropriate cases where factors such as low CLTVs or other favorable credit aspects exist.

         If specified in the prospectus supplement, a portion of the loans in the pool may have been originated under a limited documentation program. Under a limited documentation program, more emphasis is placed on the value and adequacy of the property as collateral and other assets of the borrower than on credit underwriting. Under a limited documentation program, certain credit underwriting documentation concerning income or income verification and/or employment verification is waived. The prospectus supplement will indicate the types of limited documentation programs pursuant to which the loans were originated and the underwriting standards applicable to such limited documentation programs.

         In the case of a loan secured by a leasehold interest in real property, the title to which is held by a third party lessor, the seller will represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term on the related mortgage note.

         Certain of the types of loans that may be included in a trust may involve additional uncertainties not present in traditional types of loans. For example, certain of such loans may provide for escalating or variable payments by the borrower. These types of loans are underwritten on the basis of a judgment that the borrowers have the ability to make the monthly payments required initially. In some instances, however, a borrower's income may not be sufficient to permit continued loan payments as such payments increase. These types of loans may also be underwritten primarily upon the basis of CLTVs or other favorable credit factors.

Qualifications of Sellers

         Each seller must be an institution experienced in originating and servicing loans of the type contained in the pool in accordance with accepted practices and prudent guidelines, and must maintain satisfactory facilities to originate and service those loans. Each seller must be a seller/servicer approved by either Fannie Mae or Freddie Mac. Each seller must be a mortgagee approved by the FHA or an institution the deposit accounts of which are insured by the Federal Deposit Insurance Corporation.

Representations by Sellers; Repurchases

         Each seller will have made representations and warranties in respect of the loans sold by such seller and evidenced by all, or a part, of a series of securities. Such representations and warranties may include, among other things:

         o that title insurance (or in the case of properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy were effective at origination of each loan and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the loan from the seller by or on behalf of the sponsor;

         o that the seller had good title to each such loan and such loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement may forgive certain indebtedness of a borrower;

         o that each loan constituted a valid lien on, or a perfected security interest with respect to, the property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and certain other exceptions described in the Agreement) and that the property was free from damage and was in acceptable condition;

         o that there were no delinquent tax or assessment liens against the property;

         o that no required payment on a loan was delinquent more than the number of days specified in the prospectus supplement; and

         o that each loan was made in compliance with, and is enforceable under, all applicable state and federal laws and regulations in all material respects.

         The master servicer or the trustee will promptly notify the relevant seller of any breach of any representation or warranty made by it in respect of a loan which materially and adversely affects the interests of the securityholders in such loan. Unless otherwise specified in the prospectus supplement, if such seller cannot cure such breach within the time period specified in the prospectus supplement following notice from the master servicer or the trustee, as the case may be, then such seller will be obligated either

         o to repurchase such loan from the trust at a purchase price equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the loan rate (less any advances or amount payable as related servicing compensation if the seller is the master servicer) or

         o substitute for such loan a replacement loan that satisfies the criteria specified in the prospectus supplement.

         If a REMIC election is to be made with respect to a trust the master servicer or a holder of the related residual certificate generally will be obligated to pay any prohibited transaction tax which may arise in connection with any such repurchase or substitution and the trustee must have received a satisfactory opinion of counsel that any such substitution will not cause the trust to lose its status as a REMIC or otherwise subject the trust to a prohibited transaction tax. This repurchase or substitution obligation will constitute the sole remedy available to holders of securities or the trustee for a breach of representation by a seller.

         Neither the sponsor nor the master servicer (unless the master servicer is the seller) will be obligated to purchase or substitute a loan if a seller defaults on its obligation to do so, and no assurance can be given that sellers will carry out their respective repurchase or substitution obligations with respect to loans.


                         Description of the Securities

         Each series of certificates will be issued pursuant to either a pooling and servicing agreement or a trust agreement among the sponsor, the master servicer and the trustee. A form of pooling and servicing agreement and trust agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part. Each series of notes will be issued pursuant to an indenture between the related trust and the entity named in the prospectus supplement as trustee, and the related loans will be serviced by the master servicer pursuant to a master servicing agreement. A form of indenture and master servicing agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part.

         A series of securities may consist of both notes and certificates. Each Agreement, dated as of the related Cut-off Date, will be among the seller, the sponsor, the master servicer and the trustee for the benefit of the holders of the securities. The provisions of each Agreement will vary depending upon the nature of the securities to be issued thereunder and the nature of the trust. The following are descriptions of the material provisions which may appear in each Agreement. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each series of securities and the prospectus supplement. The sponsor will provide a copy of the Agreement (without exhibits) relating to any series without charge upon written request of a holder of record of a security of such series addressed to GreenPoint Mortgage Securities Inc., 700 Larkspur Landing Circle, Suite 240, Larkspur, California 94939, Attention:
Secretary.

General


         Unless otherwise described in the prospectus supplement, the securities of each series:

         o will be issued in book-entry or fully registered form, in the authorized denominations specified in the prospectus supplement,

         o will, in the case of certificates, evidence specified beneficial ownership interests in the assets of the trust,

         o will, in the case of notes, be secured by, the assets of the trust; and

         o will not be entitled to payments in respect of the assets included in any other trust established by the sponsor.

         Unless otherwise specified in the prospectus supplement, the securities will not represent obligations of the sponsor or any affiliate of the sponsor. Certain of the loans may be guaranteed or insured as set forth in the prospectus supplement. Each trust will consist of, to the extent provided in the related Agreement:

         o the trust assets as are subject to the related Agreement, including all payments of interest and principal received with respect to the loans after the Cut-off Date;

         o such assets as from time to time are required to be deposited in the related Security Account, as described below under "The Agreements--Payments on Loans; Deposits to Security Account";

         o property which secured a loan and which is acquired on behalf of the securityholders by foreclosure or deed in lieu of foreclosure; and

         o any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement. If so specified in the prospectus supplement, a trust may also include one or more of the following: reinvestment income on payments received on the trust assets, a reserve account, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments.

         Each series of securities will be issued in one or more classes. Each class of certificates of a series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on, and each class of notes of a series will be secured by, the related trust assets. A series of securities may include one or more classes that are senior in right to payment to one or more other classes of securities of such series. Certain series or classes of securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described under "Credit Enhancement" herein and in the prospectus supplement. One or more classes of securities of a series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a series of securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula or on the basis of collections from designated portions of the related trust assets, in each case as specified in the prospectus supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the prospectus supplement.

         Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related securities will be made by the trustee on each distribution date (i.e., monthly, quarterly, semi-annually or at such other intervals and on the dates as are specified in the prospectus supplement) in proportion to the percentages specified in the prospectus supplement. Distributions will be made to the persons in whose names the securities are registered at the close of business on the record date. Distributions will be made in the manner specified in the prospectus supplement to the persons entitled thereto at the address appearing in the register maintained for securityholders; provided, however, that the final distribution in retirement of the securities will be made only upon presentation and surrender of the securities at the office or agency of the trustee or other person specified in the notice to securityholders of such final distribution.

         The securities will be freely transferable and exchangeable at the corporate trust office of the trustee specified in the prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities of any series, but the trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

         Under current law the purchase and holding by or on behalf of any employee benefit plan subject to provisions of ERISA or the Code of certain classes of securities may result in prohibited transactions within the meaning of ERISA and the Code. See "ERISA Considerations". Retirement arrangements subject to these provisions include individual retirement accounts and annuities, Keogh plans and collective investment funds in which the plans, accounts or arrangements are invested. Unless otherwise specified in the prospectus supplement, the transfer of securities will not be registered unless the transferee:

         o represents that it is not, and is not purchasing on behalf of or with plan assets of, any such plan, account or arrangement; or

         o provides an opinion of counsel satisfactory to the trustee and the sponsor that the purchase of securities of such a class by, on behalf of such plan or with plan assets, account or arrangement is permissible under applicable law and will not subject the trustee, the master servicer or the sponsor to any obligation or liability in addition to those undertaken in the Agreements.

         As to each series, an election may be made to treat the related trust or designated portions thereof as a REMIC as defined in the Code. The prospectus supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a series of securities may provide that a REMIC election may be made at the discretion of the sponsor or the master servicer and may only be made if certain conditions are satisfied. As to any such series, the terms and provisions applicable to the making of a REMIC election will be set forth in the prospectus supplement. If such an election is made with respect to a series of securities, one of the classes will be designated as evidencing the sole class of residual interests in the REMIC. All other classes of securities in such a series will constitute regular interests in the REMIC. As to each series of securities with respect to which a REMIC election is to be made, the master servicer, the trustee or a holder of the residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations.

Distributions on Securities

General.

         In general, the method of determining the amount of distributions on a particular series of securities will depend on the type of credit support, if any, that is used with respect to such series. See "Credit Enhancement". Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the securities of a particular series. The prospectus supplement for each series of securities will describe the method to be used in determining the amount of distributions on the securities of such series.

         Distributions allocable to principal and interest on the securities will be made by the trustee out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any reserve account. As between securities of different classes and as between distributions of principal (and, if applicable, between distributions of principal prepayments and scheduled payments of principal) and interest, distributions made on any distribution date will be applied as specified in the prospectus supplement. The prospectus supplement will also describe the method for allocating distributions among securities of a particular class.

Available Funds.

         All distributions on the securities of each series on each distribution date will be made from the available funds described below, in accordance with the terms described in the prospectus supplement and specified in the Agreement. Available funds for each distribution date will generally equal the amount on deposit in the related Security Account on such distribution date (net of related fees and expenses payable by the related trust) other than amounts to be held therein for distribution on future distribution dates.

Distributions of Interest.

         Interest will accrue on the aggregate principal balance of the securities (or, in the case of securities entitled only to distributions allocable to interest, the aggregate notional amount) of each class of securities (the "Class Security Balance") entitled to interest from the date, at the pass-through rate or interest rate, as applicable (which in either case may be a fixed rate or rate adjustable as specified in such prospectus supplement), and for the periods specified in such prospectus supplement. To the extent funds are available therefor, interest accrued during each such specified period on each class of securities entitled to interest (other than a class of securities that provides for interest that accrues, but is not currently payable, referred to herein as accrual securities) will be distributable on the distribution dates specified in the prospectus supplement until the aggregate Class Security Balance of the securities of such class has been distributed in full or, in the case of securities entitled only to distributions allocable to interest, until the aggregate notional amount of such securities is reduced to zero or for the period of time designated in the prospectus supplement. Except in the case of the accrual securities, the original Class Security Balance of each security will equal the aggregate distributions allocable to principal to which such security is entitled. Distributions allocable to interest on each security that is not entitled to distributions allocable to principal will be calculated based on the notional amount of such security. The notional amount of a security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

         Interest payable on the securities of a series on a distribution date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues over a period ending two or more days prior to a distribution date, the effective yield to securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding such distribution date, and the effective yield (at par) to securityholders will be less than the indicated coupon rate.

         With respect to any class of accrual securities, if specified in the prospectus supplement, any interest that has accrued but is not paid on a given distribution date will be added to the aggregate Class Security Balance of such class of securities on that distribution date. Distributions of interest on any class of accrual securities will commence only after the occurrence of the events specified in such prospectus supplement. Prior to such time, the beneficial ownership interest in the trust or the principal balance, as applicable, of such class of accrual securities, as reflected in the aggregate Class Security Balance of such class of accrual securities, will increase on each distribution date by the amount of interest that accrued on such class of accrual securities during the preceding interest accrual period but that was not required to be distributed to such class on such distribution date. Any such class of accrual securities will thereafter accrue interest on its outstanding Class Security Balance as so adjusted.

Distributions of Principal.

         The prospectus supplement will specify the method by which the amount of principal to be distributed on the securities on each distribution date will be calculated and the manner in which such amount will be allocated among the classes of securities entitled to distributions of principal. The aggregate Class Security Balance of any class of securities entitled to distributions of principal generally will be the aggregate original Class Security Balance of such class of securities specified in such prospectus supplement, reduced by all distributions reported to the holders of such securities as allocable to principal and,

         o in the case of accrual securities, as specified in the prospectus supplement, increased by all interest accrued but not then distributable on such accrual securities, and

         o in the case of adjustable rate securities, subject to the effect of negative amortization, if applicable.

         If so provided in the prospectus supplement, one or more classes of securities will be entitled to receive all or a disproportionate percentage of the principal prepayments in the percentages and under the circumstances or for the periods specified in such prospectus supplement. Any such allocation of principal prepayments to such class or classes of securities will have the effect of accelerating the amortization of such securities while increasing the interests evidenced by one or more other classes of securities in the trust. Increasing the interests of the other classes of securities relative to that of certain securities is intended to preserve the availability of the subordination provided by such other securities. See "Credit Enhancement--Subordination".

Unscheduled Distributions.

         If specified in the prospectus supplement, the securities will be subject to receipt of distributions before the next scheduled distribution date under the circumstances and in the manner described below and in such prospectus supplement. If applicable, the trustee will be required to make such unscheduled distributions on the day and in the amount specified in the prospectus supplement if, due to substantial payments of principal (including principal prepayments) on the trust assets, the trustee or the master servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any reserve account, may be insufficient to make required distributions on the securities on such distribution date. Unless otherwise specified in the prospectus supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the securities on the next distribution date. Unless otherwise specified in the prospectus supplement, the unscheduled distributions will include interest at the applicable pass-through rate (if any) or interest rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in the prospectus supplement.

Advances

         To the extent provided in the prospectus supplement, the master servicer will be required to advance on or before each distribution date (from its own funds, funds advanced by subservicers or funds held in the Security Account for future distributions to the holders of securities of the related series), an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related determination date (as specified in the prospectus supplement) and were not advanced by any subservicer, subject to the master servicer's determination that such advances may be recoverable out of late payments by borrowers, liquidation proceeds, insurance proceeds or otherwise.

         In making advances, the master servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to securityholders, rather than to guarantee or insure against losses. If advances are made by the master servicer from cash being held for future distribution to securityholders, the master servicer will replace such funds on or before any future distribution date to the extent that funds in the applicable Security Account on such distribution date would be less than the amount required to be available for distributions to securityholders on such date. Any funds advanced will be reimbursable to the master servicer out of recoveries on the specific loans with respect to which such advances were made (e.g., late payments made by the related borrower, any related insurance proceeds, liquidation proceeds or proceeds of any loan purchased by the sponsor, a subservicer or a seller pursuant to the related Agreement). Advances by the master servicer (and any advances by a subservicer) also will be reimbursable to the master servicer (or subservicer) from cash otherwise distributable to securityholders (including the holders of senior securities) to the extent that the master servicer determines that any such advances previously made are not ultimately recoverable as described above. To the extent provided in the prospectus supplement, the master servicer also will be obligated to make advances, to the extent recoverable out of insurance proceeds, liquidation proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by borrowers on a timely basis. Funds so advanced are reimbursable to the master servicer to the extent permitted by the related Agreement. The obligations of the master servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement of the type described herein under "Credit Enhancement", in each case as described in the prospectus supplement.

         If specified in the prospectus supplement, in the event the master servicer or a subservicer fails to make a required advance, the trustee will be obligated to make such advance in its capacity as successor servicer. If the trustee makes such an advance, it will be entitled to be reimbursed for such advance to the same extent and degree as the master servicer or a subservicer is entitled to be reimbursed for advances. See "Description of the Securities--Distributions on Securities".

Compensating Interest

         If so specified in the prospectus supplement, the master servicer will be required to remit to the trustee, with respect to each loan in the trust as to which a principal prepayment in full or a principal payment which is in excess of the scheduled monthly payment and is not intended to cure a delinquency was received during any Due Period, an amount, from and to the extent of amounts otherwise payable to the master servicer as servicing compensation, equal to (1) the excess, if any, of (a) 30 days' interest on the principal balance of the related loan at the loan rate net of the per annum rate at which the master servicer's servicing fee accrues, over (b) the amount of interest actually received on such loan during such Due Period, net of the master servicer's servicing fee or (2) such other amount as described in the prospectus supplement.

Reports to Securityholders

         Prior to or concurrently with each distribution on a distribution date the master servicer or the trustee will furnish to each securityholder of record of the related series a statement setting forth, to the extent applicable to such series of securities, among other things:

         o the amount of such distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and if so specified in the prospectus supplement, any applicable prepayment penalties included therein;

         o  the amount of such distribution allocable to interest;

         o  the amount of any advance;

         o the aggregate amount (a) otherwise allocable to the subordinated securityholders on such distribution date, and (b) withdrawn from the reserve account, if any, that is included in the amounts distributed to the senior securityholders;

         o the outstanding principal balance or notional amount of each class of the related series after giving effect to the distribution of principal on such distribution date;

         o the percentage of principal payments on the loans (excluding prepayments), if any, which each such class will be entitled to receive on the following distribution date;

         o the percentage of principal prepayments on the loans, if any, which each such class will be entitled to receive on the following distribution date;

         o the related amount of the servicing compensation retained or withdrawn from the Security Account by the master servicer, and the amount of additional servicing compensation received by the master servicer attributable to penalties, fees, excess liquidation proceeds and other similar charges and items;

         o  the number and aggregate principal balances of loans

              o delinquent (exclusive of loans in foreclosure) (A) 1 to 30 days, (B) 31 to 60 days, (C) 61 to 90 days and (D) 91 or more days, and

              o in foreclosure and delinquent (A) 1 to 30 days, (B) 31 to 60 days, (C) 61 to 90 days and (D) 91 or more days, as of the close of business on the last day of the calendar month preceding such distribution date;

         o the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

         o the pass-through rate or interest rate, as applicable, if adjusted from the date of the last statement, of any such class expected to be applicable to the next distribution to such class;

         o if applicable, the amount remaining in any reserve account at the close of business on the distribution date;

         o the pass-through rate or interest rate, as applicable, as of the day prior to the immediately preceding distribution date; and

         o any amounts remaining under letters of credit, pool insurance policies or other forms of credit enhancement.

         The report to securityholders for any series of securities may include additional or other information of a similar nature to that specified above.

         In addition, within a reasonable period of time after the end of each calendar year, the master servicer or the trustee will mail to each securityholder of record at any time during such calendar year a report customary information as may be deemed necessary or desirable for securityholders to prepare their tax returns.

Categories of Classes of Securities

         The securities of any series may be comprised of one or more classes. Such classes, in general, fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of securities may identify the classes which comprise such series by reference to the following categories.


Categories of Classes                                Definition

                                                     PRINCIPAL TYPES

Accretion Directed...............................    A class that  receives  principal  payments from the
                                                     accreted interest from specified accrual classes. An
                                                     accretion directed class also may receive principal
                                                     payments from principal paid on the trust assets.

Component Certificates...........................    A  class  consisting  of   "components."   The  components
                                                     of a class of component certificates may have
                                                     different principal and/or interest payment
                                                     characteristics but together constitute a single
                                                     class. Each component of a class of component
                                                     certificates may be identified as falling into one or
                                                     more of the categories in this chart.

Notional Amount Certificates.....................    A class  having no  principal  balance  and bearing
                                                     interest on the related notional amount. The notional
                                                     amount is used for purposes of the determination of
                                                     interest distributions.

Planned Principal Class or PACs..................    A  class  that  is  designed  to  receive  principal
                                                     payments using a predetermined principal balance
                                                     schedule derived by assuming two constant prepayment
                                                     rates for the trust assets. These two rates are the
                                                     endpoints for the "structuring range" for the planned
                                                     principal class. The planned principal classes in any
                                                     series of certificates may be subdivided into
                                                     different categories (e.g., primary planned principal
                                                     classes, secondary planned principal classes and so
                                                     forth) having different effective structuring ranges
                                                     and different principal payment priorities. The
                                                     structuring range for the secondary planned principal
                                                     class of a series of securities will be narrower than
                                                     that for the primary planned principal class of such
                                                     series.

Scheduled Principal Class........................    A  class  that  is  designed  to  receive  principal
                                                     payments using a predetermined principal balance
                                                     schedule but is not designated as a planned principal
                                                     class or targeted principal class. In many cases, the
                                                     schedule is derived by assuming two constant
                                                     prepayment rates for the trust assets. These two
                                                     rates are the endpoints for the "structuring range"
                                                     for the scheduled principal class.

Sequential Pay...................................    Classes that receive  principal  payments in a  prescribed sequence, that do not have predetermined principal
                                                     balance schedules and that under all circumstances
                                                     receive payments of principal continuously from the
                                                     first distribution date on which they receive
                                                     principal until they are retired. A single class that
                                                     receives principal payments before or after all other
                                                     classes in the same series of securities may be
                                                     identified as a sequential pay class.

Strip............................................    A class that receives a constant  proportion,  or
                                                     "strip," of the principal payments on the trust
                                                     assets. The constant proportion of such principal
                                                     payments may or may not vary for each trust asset
                                                     included in the trust and will be calculated in the
                                                     manner described in the prospectus supplement. Such
                                                     classes may also receive payments of interest.

Support Class (or companion class)...............    A class that receives  principal  payments on any
                                                     distribution date only if scheduled payments have
                                                     been made on specified planned principal classes,
                                                     targeted principal classes and/or scheduled principal
                                                     classes.

Targeted Principal Class ........................    A  class  that  is  designed  to  receive  principal
                                                     payments using a predetermined principal balance
                                                     schedule derived by assuming a single constant
                                                     prepayment rate for the trust assets.

                                                     INTEREST TYPES

Accrual..........................................    A class that accretes the amount of accrued  interest
                                                     otherwise distributable on such class, which amount
                                                     will be added as principal to the principal balance
                                                     of such class on each applicable distribution date.
                                                     Such accretion may continue until some specified
                                                     event has occurred or until such class is retired.

Fixed Rate.......................................    A class with a pass-through rate that is fixed throughout
                                                     the life of the class.

Floating Rate....................................    A class with a  pass-through  rate that  resets
                                                     periodically based upon a designated index and that
                                                     varies directly with changes in such index.

Inverse Floating Rate............................    A class with a  pass-through  rate that  resets  periodically based upon a designated index and that varies
                                                     inversely with changes in such index.

Interest Only or IO..............................    Securities  that receive some or all of the interest
                                                     payments made on the trust assets and little or no
                                                     principal. Interest only certificates have either a
                                                     nominal principal balance or a notional amount. A
                                                     nominal principal balance represents actual principal
                                                     that will be paid on such securities. It is referred
                                                     to as nominal since it is extremely small compared to
                                                     other classes. A notional amount is the amount used
                                                     as a reference to calculate the amount of interest
                                                     due on an interest only security that is not entitled
                                                     to any distributions in respect of principal.

Partial Accrual..................................    A class  that  accretes a portion of the  amount of
                                                     accrued interest thereon, which amount will be added
                                                     to the principal balance of such class on each
                                                     applicable distribution date, with the remainder of
                                                     such accrued interest to be distributed currently as
                                                     interest on such class. Such accretion may continue
                                                     until a specified event has occurred or until such
                                                     class is retired.

Principal Only or PO.............................    A class that does not bear  interest and is entitled to
                                                     receive only distributions in respect of principal.

Variable Rate....................................    A class  with a  pass-through  rate  that  resets
                                                     periodically and is calculated by reference to the
                                                     rate or rates of interest applicable to specified
                                                     assets or instruments (e.g., the loan rates borne by
                                                     the loans in the trust).

Book-Entry Registration of Securities

         As described in the prospectus supplement, if not issued in fully registered form, each class of securities will be registered as book-entry securities. Persons acquiring beneficial ownership interests in the securities, or "beneficial owners", will hold their securities through The Depository Trust Company, commonly referred to as DTC, in the United States, or Cedelbank or the Euroclear System ("Euroclear") in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. The book-entry securities will be issued in one or more certificates which equal the aggregate principal balance of the securities and will initially be registered in the name of Cede & Co., the nominee of DTC, Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for Cedelbank and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no beneficial owner will be entitled to receive a physical certificate representing their security. Unless and until physical securities are issued, it is anticipated that the only securityholder of record will be Cede & Co., as nominee of DTC. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

         The beneficial owner's ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of a book-entry security will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant, and on the records of Cedelbank or Euroclear, as appropriate).

         Beneficial owners will receive all distributions of principal of, and interest on, the securities from the trustee through DTC and DTC participants. While the securities are outstanding (except under the circumstances described below), under the DTC system, DTC is required to make book-entry transfers among its participants with respect to the securities and is required to receive and transmit distributions of principal of, and interest on, the securities. Participants and indirect participants with whom beneficial owners have accounts with respect to the securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their clients. Accordingly, although beneficial owners will not possess physical securities, the DTC system provide a mechanism by which beneficial owners will receive distributions and will be able to transfer their interest.

         Beneficial owners will not receive or be entitled to receive physical certificates representing their interests in the securities, except under the limited circumstances described below. Unless and until physical securities are issued, beneficial owners who are not DTC participants may transfer ownership of securities only through the DTC system.

         Because of time zone differences, credits of securities received in Cedelbank or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedelbank participants on such business day. Cash received in Cedelbank or Euroclear as a result of sales of securities by or through a Cedelbank participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement with DTC.

         Transfers between participants will occur in accordance with the DTC system. Transfers between Cedelbank participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank participants or Euroclear participants, on the other, will be effected in DTC in accordance with the DTC system on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedelbank participants and Euroclear participants may not deliver instructions directly to the European Depositaries.

         Cedelbank is incorporated under the laws of Luxembourg as a professional depository. Cedelbank holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Cedelbank participants through electronic book-entry changes in accounts of Cedelbank participants, thereby eliminating the need for physical movement of securities. Transactions may be settled in Cedelbank in any of 28 currencies, including United States dollars. Cedelbank provides to its Cedelbank participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedelbank interfaces with domestic markets in several countries. As a professional depository, Cedelbank is subject to regulation by the Luxembourg Monetary Institute. Cedelbank participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedelbank is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedelbank participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in such capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Belgian Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

         Morgan is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

         Under a book-entry format, beneficial owners of book-entry securities may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to securities held through Cedelbank or Euroclear will be credited to the cash accounts of Cedelbank participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences--Tax Treatment of Foreign Investors" and "--Tax Consequences to Holders of the Notes--Backup Withholding" herein. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry securities to persons or entities that do not participate in the DTC system may be limited due to the lack of physical certificates. In addition, issuance of the securities in book-entry form may reduce the liquidity of such securities in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry securities are credited.

         DTC has advised the trustee that, unless and until physical securities are issued, DTC will take any action permitted to be taken by the securityholders under the applicable Agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry securities are credited, to the extent that such actions are taken on behalf of financial intermediaries whose holdings include such book-entry securities. Cedelbank or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a securityholder under the Agreement on behalf of a Cedelbank participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of its participants, with respect to some securities which conflict with actions taken with respect to other securities.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of physical securities. Upon surrender by DTC of the certificates representing the book-entry securities and instructions for re-registration, the trustee will issue physical securities, and thereafter the trustee will recognize the holders of such physical securities as securityholders under the applicable Agreement.

         Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Cedelbank and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         None of the master servicer, the sponsor or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


                              Credit Enhancement

General

         Credit enhancement may be provided with respect to one or more classes of a series of securities or with respect to the related trust assets. Credit enhancement may be in the form of:

         o a limited financial guaranty policy issued by an entity named in the prospectus supplement,

         o the subordination of one or more classes of the securities of such series,

         o  the establishment of one or more reserve accounts,

         o  the use of a cross-collateralization feature,

         o  use of a mortgage pool insurance policy,

         o  FHA insurance or VA guarantee,

         o  bankruptcy bond,

         o  special hazard insurance policy,

         o  surety bond,

         o  letter of credit,

         o  guaranteed investment contract,

         o  overcollateralization,

         o or another method of credit enhancement contemplated herein and described in the prospectus supplement, or any combination of the foregoing.

         Unless otherwise specified in the prospectus supplement, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the securities and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, securityholders will bear their allocable share of any deficiencies.

         If specified in the prospectus supplement, the coverage provided by one or more of the forms of credit enhancement described in this prospectus may apply concurrently to two or more separate trusts. If applicable, the prospectus supplement will identify the trusts to which such credit enhancement relates and the manner of determining the amount of coverage provided to such trusts thereby and of the application of such coverage to the identified trusts.

Subordination

         If so specified in the prospectus supplement, protection afforded to holders of one or more classes of securities of a series by means of the subordination feature may be accomplished by the preferential right of holders of senior securities to receive distributions in respect of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would have been payable to holders of subordinate securities under the circumstances and to the extent specified in the prospectus supplement. Protection may also be afforded to the holders of senior securities by (a) reducing the ownership interest (if applicable) of the related subordinate securities; (b) a combination of the immediately preceding sentence and clause
(a) above; or (c) as otherwise described in the prospectus supplement.

         If so specified in the prospectus supplement, delays in receipt of scheduled payments on the loans and losses on defaulted loans may be borne first by the various classes of subordinate securities and thereafter by the various classes of senior securities, in each case under the circumstances and subject to the limitations specified in the prospectus supplement. The aggregate distributions in respect of delinquent payments on the loans over the lives of the securities or at any time, the aggregate losses in respect of defaulted loans which must be borne by the subordinate securities by virtue of subordination and the amount of the distributions otherwise distributable to the subordinate securityholders that will be distributable to senior securityholders on any distribution date may be limited as specified in the prospectus supplement. If aggregate distributions in respect of delinquent payments on the loans or aggregate losses in respect of such loans were to exceed an amount specified in the prospectus supplement, holders of senior securities would experience losses.

         As specified in the prospectus supplement, all or any portion of distributions otherwise payable to holders of subordinate securities on any distribution date may instead be deposited into one or more reserve accounts established with the trustee or distributed to holders of senior securities. Such deposits may be made on each distribution date, for specified periods or until the balance in the reserve account has reached a specified amount and, following payments from the reserve account to holders of senior securities or otherwise, thereafter to the extent necessary to restore the balance in the reserve account to required levels, in each case as specified in the prospectus supplement. Amounts on deposit in the reserve account may be released to the holders of certain classes of securities at the times and under the circumstances specified in the prospectus supplement.

         If specified in the prospectus supplement, various classes of senior securities and subordinate securities may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinate securities, respectively, through a cross-collateralization mechanism or otherwise. As between classes of senior securities and as between classes of subordinate securities, distributions may be allocated among such classes:

         o  in the order of their scheduled final distribution dates,

         o  in accordance with a schedule or formula,

         o  in relation to the occurrence of events, or

         o  otherwise, as specified in the prospectus supplement.

         As between classes of subordinate securities, payments to holders of senior securities on account of delinquencies or losses and payments to any reserve account will be allocated as specified in the prospectus supplement.

Letter of Credit

         The letter of credit, if any, with respect to a series of securities will be issued by the bank or financial institution specified in the prospectus supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the prospectus supplement of the aggregate principal balance of the loans on the related Cut-off Date or of one or more classes of securities. If so specified in the prospectus supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the federal Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each series of securities will expire at the earlier of the date specified in the prospectus supplement or the termination of the trust. See "The Agreements--Termination: Optional Termination." A copy of the letter of credit for a series, if any, will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the securities of the related series.

Insurance Policies, Surety Bonds and Guaranties

         If so provided in the prospectus supplement, deficiencies in amounts otherwise payable on the securities or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of securities, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the prospectus supplement. In addition, if specified in the prospectus supplement, a trust may also include bankruptcy bonds, special hazard insurance policies, other insurance or guaranties for the purpose of:

         o maintaining timely payments or providing additional protection against losses on the assets included in such trust,

         o  paying administrative expenses, or

         o establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets.

         Such arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the prospectus supplement. A copy of any such instrument for a series will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the securities.

Over-Collateralization

         If so provided in the prospectus supplement, a portion of the interest payment on each loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a certain class or classes of securities and, thus, accelerate the rate of payment of principal on such class or classes of securities relative to the principal balance of the loans in the related trust.

Reserve Accounts

         If specified in the prospectus supplement, credit support with respect to a series of securities will be provided by the establishment and maintenance with the trustee for such series of securities, in trust, of one or more reserve accounts for such series. The prospectus supplement will specify whether or not any such reserve accounts will be included in the trust for such series.

         The reserve account for a series will be funded:

         o by the deposit therein of cash, United States Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the prospectus supplement,

         o by the deposit therein from time to time of certain amounts, as specified in the prospectus supplement to which the subordinate securityholders, if any, would otherwise be entitled, or

         o in such other manner as may be specified in the prospectus supplement.


         Any amounts on deposit in the reserve fund and the proceeds of any other instrument deposited therein upon maturity will be held in cash or will be invested in investments consisting of United States government securities and other high-quality investments ("Permitted Investments"). Any instrument deposited therein will name the trustee, in its capacity as trustee for securityholders, or such other entity as is specified in the prospectus supplement, as beneficiary and will be issued by an entity acceptable to each rating agency that rates the securities. Additional information with respect to such instruments deposited in the reserve funds will be set forth in the prospectus supplement.

         Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the reserve account for distribution to the holders of securities of the related series for the purposes, in the manner and at the times specified in the prospectus supplement.

Pool Insurance Policies

         If specified in the prospectus supplement, a separate pool insurance policy will be obtained for the pool and issued by the pool insurer named in the prospectus supplement. Each pool insurance policy will, subject to the limitations described below, cover loss by reason of default in payment on loans in the pool in an amount equal to a percentage specified in such prospectus supplement of the aggregate principal balance of such loans on the Cut-off Date. As more fully described below, the master servicer will present claims thereunder to the pool insurer on behalf of itself, the trustee and the holders of the securities of the related series. The pool insurance policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted loans and only upon satisfaction of certain conditions precedent described below. The pool insurance policies generally will not cover losses due to a failure to pay or denial of a claim under a primary mortgage insurance policy.

         The pool insurance policies generally will provide that no claims may be validly presented unless:

         o any required primary mortgage insurance policy is in effect for the defaulted loan and a claim thereunder has been submitted and settled;

         o hazard insurance on the related property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;

         o if there has been physical loss or damage to the property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and

         o the insured has acquired good and merchantable title to the property free and clear of liens except certain permitted encumbrances.

         Upon satisfaction of these conditions, the pool insurer will have the option either:

         o to purchase the property securing the defaulted loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the loan rate to the date of such purchase and certain expenses incurred by the master servicer on behalf of the trustee and securityholders, or

         o to pay the amount by which the sum of the principal balance of the defaulted loan plus accrued and unpaid interest at the loan rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the property, in either case net of certain amounts paid or assumed to have been paid under the related primary mortgage insurance policy.

         If any property securing a defaulted loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable special hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the pool insurance policy, the master servicer will not be required to expend its own funds to restore the damaged property unless it determines that (a) such restoration will increase the proceeds to securityholders on liquidation of the loan after reimbursement of the master servicer for its expenses and (b) such expenses will be recoverable by it through proceeds of the sale of the property or proceeds of the related pool insurance policy or any related primary mortgage insurance policy.

         The pool insurance policies generally will not insure (and many primary mortgage insurance policies do not insure) against loss sustained by reason of a default arising from, among other things:

         o fraud or negligence in the origination or servicing of a loan, including misrepresentation by the borrower, the originator or persons involved in the origination thereof, or

         o failure to construct a property in accordance with plans and specifications.

A failure of coverage attributable to one of the foregoing events might result in a breach of the related seller's representations described above, and, in such events might give rise to an obligation on the part of such seller to repurchase the defaulted loan if the breach cannot be cured by such seller. No pool insurance policy will cover (and many primary mortgage insurance policies do not cover) a claim in respect of a defaulted loan occurring when the servicer of such loan, at the time of default or thereafter, was not approved by the applicable insurer.

         The original amount of coverage under each pool insurance policy generally will be reduced over the life of the related securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the master servicer as well as accrued interest on delinquent loans to the date of payment of the claim or such other date set forth in the prospectus supplement. Accordingly, if aggregate net claims paid under any pool insurance policy reach the original policy limit, coverage under that pool insurance policy will be exhausted and any further losses will be borne by the related securityholders.

Cross Support

         If specified in the prospectus supplement, the beneficial ownership of separate groups of assets included in a trust may be evidenced by separate classes of the related series of securities. In such case, credit support may be provided by a cross support feature which requires that distributions be made to securities evidencing a beneficial ownership interest in, or secured by, one or more asset groups within the same trust prior to distributions to subordinate securities evidencing a beneficial ownership interest in, or secured by, one or more other asset groups within such trust. The prospectus supplement for a series of securities which includes a cross support feature will describe the manner and conditions for applying such cross support feature.

Other Insurance, Guaranties, Letters of Credit and Similar Instruments or Agreements

         If specified in the prospectus supplement, a trust may also include insurance, guaranties, letters of credit or similar arrangements for the purpose of:

         o maintaining timely payments or providing additional protection against losses on the assets included in such trust,

         o  paying administrative expenses, or

         o establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in such prospectus supplement.


                      Yield and Prepayment Considerations

         The yields to maturity and weighted average lives of the securities will be affected primarily by the amount and timing of principal payments received on or in respect of the trust assets. The original terms to maturity of the loans in a given pool will vary depending upon the type of loans included therein. Each prospectus supplement will contain information with respect to the type and maturities of the loans in the related pool. The prospectus supplement will specify the circumstances, if any, under which the related loans will be subject to prepayment penalties. The prepayment experience on the loans in a pool will affect the weighted average life of the securities.

         The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the loan rates borne by the loans, such loans are more likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above such loan rates. Conversely, if prevailing interest rates rise appreciably above the loan rates borne by the loans, such loans are more likely to experience a lower prepayment rate than if prevailing rates remain at or below such loan rates. However, there can be no assurance that such will be the case.

         The rate of prepayment on the loans cannot be predicted. Home equity loans and home improvement contracts have been originated in significant volume only during the past few years and the sponsor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans and home improvement contracts are not viewed by borrowers as permanent financing. Accordingly, such loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because home equity loans such as the revolving credit line loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause rates of principal payments lower than, or similar to, those of traditional fully-amortizing first mortgage loans. The prepayment experience of the trust may be affected by a wide variety of factors, including:

         o  general economic conditions,

         o  prevailing interest rate levels,

         o  the availability of alternative financing,

         o  homeowner mobility,

         o the frequency and amount of any future draws on any revolving credit line loans,

         o the amounts of, and interest rates on, the underlying senior mortgage loans,

         o the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles.

         Accordingly, the loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the loans. The enforcement of due-on-sale provision will have the same effect as a prepayment of the related loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses".

         The yield to an investor who purchases securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the loans is actually different than the rate anticipated by such investor at the time such securities were purchased.

         Collections on home equity loans may vary because, among other things, borrowers may:

         o make payments during any month as low as the minimum monthly payment for such month or, during the interest-only period for certain revolving credit line loans and, in more limited circumstances, closed-end loans, with respect to which an interest-only payment option has been selected, the interest and the fees and charges for such month, or

         o make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the loans may vary due to seasonal purchasing and the payment habits of borrowers.

         As specified in the prospectus supplement, certain of the conventional loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or certain transfers by the borrower of the related property. Loans insured by the FHA, and single family loans partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on such loans may be lower than that of conventional loans bearing comparable interest rates. The master servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the master servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "Certain Legal Aspects of the Loans" for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the loans.

         When a full prepayment is made on a loan, the borrower is charged interest on the principal amount of the loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment, rather than for a full month. The effect of prepayments in full will be to reduce the amount of interest passed through or paid in the following month to holders of securities because interest on the principal amount of any loan so prepaid will generally be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through or paid in such month. Generally, neither full nor partial prepayments will be passed through or paid until the month following receipt.

         Even assuming that the properties provide adequate security for the loans, substantial delays could be encountered in connection with the liquidation of defaulted loans and corresponding delays in the receipt of related proceeds by securityholders could occur. An action to foreclose on a property securing a loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a property. In the event of a default by a borrower, these restrictions among other things, may impede the ability of the master servicer to foreclose on or sell the property or to obtain liquidation proceeds sufficient to repay all amounts due on the related loan. In addition, the master servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

         Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the remaining principal balance of the small mortgage loan than would be the case with the other defaulted mortgage loan having a large remaining principal balance.

         If the rate at which interest is passed through or paid to the holders of securities of a series is calculated on a loan-by-loan basis, disproportionate principal prepayments among loans with different loan rates will affect the yield on such securities. In most cases, the effective yield to securityholders will be lower than the yield otherwise produced by the applicable pass-through rate and purchase price, because while interest will accrue on each loan from the first day of the month (unless otherwise specified in the prospectus supplement), the distribution of such interest will not be made earlier than the month following the month of accrual.

         Under certain circumstances, the master servicer, the holders of the residual interests in a REMIC or any person specified in the prospectus supplement may have the option to purchase the assets of a trust and thereby effect earlier retirement of the related series of securities. See "The Agreements--Termination; Optional Termination".

         The relative contribution of the various factors affecting prepayment may vary from time to time. There can be no assurance as to the rate of payment of principal of the trust assets at any time or over the lives of the securities.

         The prospectus supplement will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of the securities.


                                The Agreements

         Set forth below is a description of the material provisions of each Agreement which are not described elsewhere in this prospectus. The description is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the Agreements.

Assignment of the Trust Assets

         Assignment of the Loans. At the time of issuance of the securities, the sponsor will assign the loans to the trustee, without recourse, together with all principal and interest received by or on behalf of the sponsor on or with respect to such loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any amounts specified in the prospectus supplement. The trustee will, concurrently with such assignment, deliver the securities to the sponsor in exchange for the loans. Each loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include information as to the outstanding principal balance of each loan after application of payments due on or before the Cut-off Date, as well as information regarding the loan rate or annual percentage rate, the maturity of the loan, the LTVs or CLTVs, as applicable, at origination and certain other information.

         Unless otherwise specified in the prospectus supplement, the related Agreement will require that, within the time period specified therein, the sponsor will also deliver or cause to be delivered to the trustee (or to the custodian hereinafter referred to) as to each mortgage loan or home equity loan, among other things:

         o the mortgage note or contract endorsed without recourse in blank or to the order of the trustee,

         o the mortgage, deed of trust or similar instrument with evidence of recording indicated thereon, except that any mortgage not returned from the public recording office, in which case the sponsor will deliver or cause to be delivered a copy of such mortgage together with a certificate that the original of such mortgage was delivered to such recording office,

         o an assignment of the mortgage to the trustee, which assignment will be in recordable form in the case of a mortgage assignment, and

         o such other security documents, including those relating to any senior interests in the property, as may be specified in the prospectus supplement or the related Agreement.

         Unless otherwise specified in the prospectus supplement, the sponsor will promptly cause the assignments of the loans to be recorded in the appropriate public office for real property records. If specified in the prospectus supplement, some or all of the loan documents may not be delivered to the trustee until after the occurrence of certain events specified in the prospectus supplement.

         Unless otherwise specified in the prospectus supplement, the sponsor will as to each home improvement contract, deliver or cause to be delivered to the trustee the original home improvement contract and copies of documents and instruments related to each home improvement contract and, other than in the case of unsecured home improvement contracts, the security interest in the property securing such home improvement contract. In order to give notice of the right, title and interest of securityholders to the home improvement contracts, the sponsor will cause a UCC-1 financing statement to be executed by the sponsor or the seller identifying the trustee as the secured party and identifying all home improvement contracts as collateral. Unless otherwise specified in the prospectus supplement, the home improvement contracts will not be stamped or otherwise marked to reflect their assignment to the trustee. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the home improvement contracts without notice of such assignment, the interest of securityholders in the home improvement contracts could be defeated. See "Certain Legal Aspects of the Loans--The Home Improvement Contracts."

         The trustee or an appointed custodian will review the loan documents within the time period specified in the prospectus supplement after receipt thereof to ascertain that all required documents have been properly executed and received, and the trustee will hold such documents in trust for the benefit of the related securityholders. Unless otherwise specified in the prospectus supplement, if any such document is found to be missing or defective in any material respect, the trustee (or such custodian) will notify the master servicer and the sponsor, and the master servicer will notify the related seller. If such seller cannot cure the omission or defect within the time period specified in the prospectus supplement after receipt of such notice, such seller will be obligated to either purchase the related loan from the trust at the Purchase Price or if so specified in the prospectus supplement, remove such loan from the trust and substitute in its place one or more other loans that meets certain requirements set forth therein. There can be no assurance that a seller will fulfill this purchase or substitution obligation. Unless otherwise specified in the prospectus supplement, this obligation to cure, purchase or substitute constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a constituent document.

         The trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the loans as agent of the trustee.

         Notwithstanding the foregoing provisions, with respect to a trust for which a REMIC election is to be made, no purchase or substitution of a loan will be made if such purchase or substitution would result in a prohibited transaction tax under the Code.

         No Recourse to Sellers; Sponsor or Master Servicer. As described above under "--Assignment of the Loans," the sponsor will assign the loans comprising the trust to the trustee, without recourse. However, each seller will be obligated to repurchase or substitute for any loan as to which certain representations and warranties are breached or for failure to deliver certain documents relating to the loans as described herein under "Assignment of the Loans" and "Loan Program--Representations by Sellers; Repurchases." These obligations to purchase or substitute constitute the sole remedy available to the securityholders or the trustee for a breach of any such representation or warranty or failure to deliver a constituent document.

Payments on Loans; Deposits to Security Account

         The master servicer will establish and maintain or cause to be established and maintained with respect to the each trust a separate account or accounts for the collection of payments on the trust assets in the trust (the "Security Account"). The prospectus supplement may provide for other requirements for the Security Account, but if it does not, then the Security Account must be either:

         o maintained with a depository institution the short-term debt obligations of which (or, in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of such holding company) are rated in one of the two highest short-term rating categories by the rating agency that rated one or more classes of the related series of securities,

         o an account or accounts the deposits in which are fully insured by the FDIC,

         o an account or accounts the deposits in which are insured by the FDIC to the limits established by the FDIC and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, securityholders have a claim with respect to the funds in such account or accounts, or a perfected first-priority security interest against any collateral securing such funds, that is superior to the claims of any other depositors or general creditors of the depository institution with which such account or accounts are maintained, or

         o  an account or accounts otherwise acceptable to such rating agency.

         The collateral eligible to secure amounts in the Security Account is limited to Permitted Investments. A Security Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding distribution date in Permitted Investments. The master servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the master servicer or with a depository institution that is an affiliate of the master servicer, provided it meets the standards set forth above.

         The master servicer will deposit or cause to be deposited in the Security Account for each trust, to the extent applicable and unless otherwise specified in the prospectus supplement and provided in the related Agreement, the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-off Date (other than certain payments due on or before the Cut-off Date and any excluded amounts):

         o all payments on account of principal and interest (which may be net of the applicable servicing compensation), including principal prepayments and, if specified in the prospectus supplement, any applicable prepayment penalties, on the loans;

         o all net insurance proceeds, less any incurred and unreimbursed advances made by the master servicer, of the hazard insurance policies and any primary mortgage insurance policies, to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

         o all proceeds received in connection with the liquidation of defaulted loans, less any expenses of liquidation and any unreimbursed advances made by the master servicer;

         o any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the securityholders by foreclosure or deed in lieu of foreclosure;

         o all advances as described herein under "Description of the Securities--Advances";

         o all proceeds of any loan or property in respect thereof repurchased by any seller as described under "Loan
            Program--Representations by Sellers; Repurchases" or "--Assignment of Trust Assets" above and all proceeds of any loan repurchased as described under "--Termination; Optional Termination" below;

         o all payments required to be deposited in the Security Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance" below;

         o any amount required to be deposited by the master servicer in connection with losses realized on investments for the benefit of the master servicer of funds held in the Security Account and, to the extent specified in the prospectus supplement, any payments required to be made by the master servicer in connection with prepayment interest shortfalls; and

         o all other amounts required to be deposited in the Security Account pursuant to the related agreement.

         The master servicer (or the sponsor, as applicable) may from time to time direct the institution that maintains the Security Account to withdraw funds from the Security Account for the following purposes:

         o to pay to the master servicer the servicing fees described in the prospectus supplement and, as additional servicing compensation, earnings on or investment income with respect to funds in the Security Account credited thereto;

         o to reimburse the master servicer for advances, such right of reimbursement with respect to any loan being limited to amounts received that represent late recoveries of payments of principal and/or interest on such loan (or insurance proceeds or liquidation proceeds with respect thereto) with respect to which such advance was made;

         o to reimburse the master servicer for any advances previously made which the master servicer has determined to be nonrecoverable;

         o to reimburse the master servicer from insurance proceeds for expenses incurred by the master servicer and covered by insurance policies;

         o to reimburse the master servicer for unpaid master servicing fees and unreimbursed out-of-pocket costs and expenses incurred by the master servicer in the performance of its servicing obligations, such right of reimbursement being limited to amounts received representing late recoveries of the payments for which such advances were made;

         o to pay to the master servicer, with respect to each loan or property acquired in respect thereof that has been purchased by the master servicer pursuant to the Agreement, all amounts received thereon and not taken into account in determining the principal balance of such repurchased loan,

         o to reimburse the master servicer or the sponsor for expenses incurred and reimbursable pursuant to the Agreement;

         o to withdraw any amount deposited in the Security Account and not required to be deposited therein; and

         o to clear and terminate the Security Account upon termination of the Agreement.

         In addition, unless otherwise specified in the prospectus supplement, on or prior to the business day immediately preceding each distribution date, the master servicer shall withdraw from the Security Account the amount of available funds, to the extent on deposit, for deposit in an account maintained by the trustee.

         The applicable Agreement may require the master servicer to establish and maintain one or more escrow accounts into which mortgagors deposit amounts sufficient to pay taxes, assessments, hazard insurance premiums or comparable items. Withdrawals from the escrow accounts maintained for mortgagors may be made to effect timely payment of taxes, assessments and hazard insurance premiums or comparable items, to reimburse the master servicer out of related assessments for maintaining hazard insurance, to refund to mortgagors amounts determined to be overages, to remit to mortgagors, if required, interest earned, if any, on balances in any of the escrow accounts, to repair or otherwise protect the property and to clear and terminate any of the escrow accounts. The master servicer will be solely responsible for administration of the escrow accounts and will be expected to make advances to such account when a deficiency exists therein.

Pre-Funding Account

         If so provided in the prospectus supplement, the master servicer will establish and maintain, in the name of the trustee on behalf of the securityholders, a pre-funding account into which the sponsor will deposit cash on the Closing Date. The pre-funding account will be maintained with the trustee. The deposit will not exceed 50% of the initial aggregate principal amount of the securities. The money will be used by the trustee to purchase additional loans from the sponsor from time to time during the funding period. Monies on deposit in the pre-funding account will not be available to cover losses on or in respect of the loans. The funding period for a trust will begin on the Closing Date and will end on the date specified in the prospectus supplement, which will not be later than one year after the Closing Date. Monies on deposit in the pre-funding account may be invested in Permitted Investments as specified in the related Agreement. Earnings on investment of funds in the pre-funding account will be applied as specified in the prospectus supplement and losses will be charged against the funds on deposit in the pre-funding account. Any amounts remaining in the pre-funding account at the end of the funding period will be distributed to securityholders as a prepayment of principal, in the manner and priority specified in the prospectus supplement.

         In addition, if so provided in the prospectus supplement, on the related Closing Date the sponsor will make a deposit to a capitalized interest account, which will be maintained with the trustee. The funds on deposit in the capitalized interest account will be used solely to cover shortfalls in interest that may arise as a result of utilization of the pre-funding account. Monies on deposit in the capitalized interest account will not be available to cover losses on or in respect of the loans. To the extent that the entire amount on deposit in the capitalized interest account has not been used to cover shortfalls in interest by the end of the funding period, any remaining amounts will be paid to the sponsor.

Subservicing by Sellers

         The master servicer may enter into subservicing agreements with any servicing entity which will act as the subservicer for the loans, which will not contain any terms inconsistent with the related Agreement. While each subservicing agreement will be a contract solely between the master servicer and the subservicer, the Agreement pursuant to which a series of securities is issued will provide that, if for any reason the master servicer for such series of securities is no longer the master servicer of the loans, the trustee or any successor master servicer must recognize the subservicer's rights and obligations under such subservicing agreement. Notwithstanding any such subservicing arrangement, unless otherwise provided in the prospectus supplement, the master servicer will remain liable for its servicing duties and obligations under the master servicing agreement as if the master servicer alone were servicing the loans.

Collection Procedures

         The master servicer, directly or through one or more subservicers, will make reasonable efforts to collect all payments called for under the loans and will, consistent with each Agreement and any pool insurance policy, primary mortgage insurance policy, FHA insurance, VA guaranty, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the loans. Consistent with the above, the master servicer may, in its discretion:

         o waive any prepayment charge, assumption fee, late payment or other charge in connection with a loan, and

         o to the extent not inconsistent with the coverage of such loan by a pool insurance policy, primary mortgage insurance policy, FHA insurance, VA guaranty, bankruptcy bond or alternative arrangements, if applicable, suspend or reduce regular monthly payment for a period of up to six months, or arrange with a borrower a schedule for the liquidation of delinquencies.

         To the extent the master servicer is obligated to make or cause to be made advances, such obligation will remain during any period of such an arrangement.

         Under the Agreement, the master servicer will be required to enforce due-on-sale clauses with respect to any loans to the extent contemplated by the terms of such loans and permitted by applicable law. Where an assumption of, or substitution of liability with respect to, a loan is required by law, upon receipt of assurance that the primary mortgage insurance policy covering such loan will not be affected, the master servicer may permit the assumption of a loan, pursuant to which the borrower would remain liable on the related loan note, or a substitution of liability with respect to such loan, pursuant to which the new borrower would be substituted for the original borrower as being liable on the loan note. Any fees collected for entering into an assumption or substitution of liability agreement may be retained by the master servicer as additional servicing compensation. In connection with any assumption or substitution, the loan rate borne by the related loan note may not be changed.

Hazard Insurance

         Except as otherwise specified in the prospectus supplement, the master servicer will require the mortgagor or obligor on each loan to maintain a hazard insurance policy providing coverage against loss by fire and other hazards which are covered under the standard extended coverage endorsement customary for the type of property in the state in which such property is located. Such coverage will be in an amount that is at least equal to the lesser of:

         o the maximum insurable value of the improvements securing such loan from time to time and

         o  the greater of

            o the combined principal balance owing on such loan and any mortgage loan senior to such loan and

            o an amount such that the proceeds of such policy shall be sufficient to prevent the mortgagor or obligor and/or the lender from becoming a co-insurer.

All amounts collected by the master servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the property or released to the mortgagor or obligor in accordance with the master servicer's normal servicing procedures) will be deposited in the related Security Account. In the event that the master servicer maintains a blanket policy insuring against hazard losses on all the loans comprising part of a trust, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the master servicer will be required to deposit from its own funds into the Security Account the amounts which would have been deposited therein but for such clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover (among other things) any physical damage resulting from the following:

         o  war,

         o  revolution,

         o  governmental actions,

         o  floods and other water-related causes,

         o  earth movement, including earthquakes, landslides and mud flows,

         o  nuclear reactions,

         o  wet or dry rot,

         o  vermin, rodents, insects or domestic animals,

         o  theft and, in certain cases, vandalism.

The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive.

         If, however, any mortgaged property at the time of origination of the related loan is located in an area identified by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the master servicer will cause to be maintained with a generally acceptable insurance carrier a flood insurance policy in accordance with mortgage servicing industry practice. Such flood insurance policy will provide coverage in an amount not less than the lesser of the principal balance of the loan and the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related mortgaged property under either the regular or emergency programs of the National Flood Insurance Program.

         The hazard insurance policies covering properties securing the loans typically contain a clause which in effect requires the insured at all time to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of (a) the replacement costs of the improvements less physical depreciation and (b) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since the amount of hazard insurance the master servicer may cause to be maintained on the improvements securing the loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property.

Primary Mortgage Insurance

         The master servicer will maintain or cause to be maintained, as the case may be, in full force and effect, to the extent specified in the prospectus supplement, a primary mortgage insurance policy with regard to each loan for which such coverage is required. The master servicer will not cancel or refuse to renew any such primary mortgage insurance policy in effect at the time of the initial issuance of a series of securities that is required to be kept in force under the applicable Agreement unless the replacement primary mortgage insurance policy for such cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of securities of such series that have been rated.

         Although the terms and conditions of primary mortgage insurance vary, the amount of a claim for benefits under a primary mortgage insurance policy covering a mortgage loan will consist of the insured percentage of the unpaid principal amount of the covered loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less:

         o all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the property,

         o hazard insurance proceeds in excess of the amount required to restore the property and which have not been applied to the payment of the loan,

         o amounts expended but not approved by the insurer of the related primary mortgage insurance policy,

         o  claim payments previously made by the insurer, and

         o  unpaid premiums.

         Primary mortgage insurance policies reimburse certain losses sustained by reason of default in payments by borrowers. Primary mortgage insurance policies will not insure against, and exclude from coverage, a loss sustained by reason of a default arising from or involving certain matters, including:

         o fraud or negligence in ordination or servicing of the loans, including misrepresentation by the originator, mortgagor (or obligor) or other persons involved in the origination of the loan;

         o failure to construct the property subject to the loan in accordance with specified plans;

         o  physical damage to the property; and

         o the related subservicer not being approved as a servicer by the insurer.

         Evidence of each primary mortgage insurance policy will be provided to the trustee simultaneously with the transfer to the trustee of the loan. The master servicer, on behalf of itself, the trustee and securityholders, is required to present claims to the insurer under any primary mortgage insurance policy and to take such reasonable steps as are necessary to permit recovery thereunder with respect to defaulted loans. Amounts collected by the master servicer on behalf of the master servicer, the trustee and securityholders shall be deposited in the related Security Account for distribution as set forth above. The master servicer will not cancel or refuse to renew any primary mortgage insurance policy required to be kept in force by the Agreement.

Claims Under Insurance Policies and Other Realization Upon Defaulted Loans

         The master servicer, on behalf of the trustee and securityholders, will present claims to the insurer under any applicable insurance policies. If the property securing a defaulted loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property, the master servicer is not required to expend its own funds to restore the damaged property unless it determines (a) that such restoration will increase the proceeds to securityholders on liquidation of the loan after reimbursement of the master servicer for its expenses and (b) that such expenses will be recoverable by it from related insurance proceeds or liquidation proceeds.

         If recovery on a defaulted loan under any insurance policy is not available, or if the defaulted loan is not covered by an insurance policy, the master servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted loan. If the proceeds of any liquidation of the property securing the defaulted loan are less than the principal balance of such loan plus interest accrued thereon that is payable to securityholders, the trust will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement.

         The proceeds from any liquidation of a loan will be applied in the following order of priority:

         first, to reimburse the master servicer for any unreimbursed expenses incurred by it to restore the related property and any unreimbursed servicing compensation payable to the master servicer with respect to such loan;

         second, to reimburse the master servicer for any unreimbursed advances with respect to such loan;

         third, to accrued and unpaid interest (to the extent no advance has been made for such amount) on such loan; and

         fourth, as a recovery of principal of such loan.

Servicing and Other Compensation and Payment of Expenses

         The master servicer's primary compensation for its activities as master servicer will come from the payment to it, with respect to each interest payment on a loan, of the amount specified in the prospectus supplement. As principal payments are made on the loans, the portion of each monthly payment which represents interest will decline, and thus servicing compensation to the master servicer will decrease as the loans amortize. Prepayments and liquidations of loans prior to maturity will also cause servicing compensation to the master servicer to decrease. As compensation for its servicing duties, a subservicer, if any, will be entitled to a monthly servicing fee as described in the prospectus supplement. In addition, the master servicer or subservicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from borrowers, and any benefit that may accrue as a result of the investment of funds in the applicable Security Account (unless otherwise specified in the prospectus supplement).

         The master servicer will pay or cause to be paid certain ongoing expenses associated with each trust and incurred by it in connection with its responsibilities under the related Agreement, including, without limitation, and if so specified in the prospectus supplement, payment of any fee or other amount payable in respect of any credit enhancement arrangements, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of subservicers and sellers. The master servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of subservicers and sellers under certain limited circumstances.

Evidence as to Compliance

         Each Agreement will provide that the master servicer at its expense shall cause a firm of independent public accountants to furnish a report annually to the trustee to the effect that such firm has performed certain procedures specified in the Agreement and that such review has disclosed no items of noncompliance with the provisions of such Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

         Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by an officer of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding year.

Certain Matters Regarding the Master Servicer and the Sponsor

         The master servicer under each pooling and servicing agreement or master servicing agreement, as applicable, will be named in the prospectus supplement. The entity serving as master servicer may have normal business relationships with the sponsor or the sponsor's affiliates.

         Each Agreement will provide that the master servicer may not resign from its obligations and duties under the Agreement except upon (a) appointment of a successor servicer and receipt by the trustee of a letter from the applicable rating agency that such resignation and appointment will not result in a downgrade of the securities or (b) a determination that its duties thereunder are no longer permissible under applicable law. The master servicer may, however, be removed from its obligations and duties as set forth in the Agreement. No such resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

         Each Agreement will further provide that neither the master servicer, the sponsor nor any director, officer, employee, or agent of the master servicer or the sponsor (collectively, the "Indemnified Parties") will be under any liability to the related trust or securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the master servicer, the sponsor nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Agreement will further provide that each Indemnified Party will be entitled to indemnification by the related trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the securities for such series, other than any loss, liability or expense related to any specific loan or loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties thereunder or by reason of reckless disregard by such Indemnified Party of obligations and duties thereunder. In addition, each Agreement will provide that neither the master servicer nor the sponsor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or the sponsor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the trust and the master servicer or the sponsor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to securityholders.

         Except as otherwise specified in the prospectus supplement, any person into which the master servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer is a party, or any person succeeding to the business of the master servicer, will be the successor of the master servicer under each Agreement, provided that such person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, Fannie Mae or Freddie Mac and further provided that such merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of securities of such series that have been rated.

Events of Default; Rights Upon Event of Default

         Pooling and Servicing Agreement; Master Servicing Agreement. Except as otherwise specified in the prospectus supplement, events of default under each Agreement will consist of:

         o any failure by the master servicer to make an Advance which continues unremedied for one business day

         o any failure by the master servicer to make or cause to be made any other required payment pursuant to the Agreement which continues unremedied for five days after written notice of such failure to the master servicer in the manner specified in the Agreement;

         o any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for sixty days after written notice of such failure to the master servicer in the manner specified in the Agreement; and

         o certain events of insolvency, readjustments of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency, reorganization or inability to pay its obligations.

         If specified in the prospectus supplement, the Agreement will permit the trustee to sell the trust assets and the other assets of the trust described under "Credit Enhancement" herein in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The trust assets will be sold only under the circumstances and in the manner specified in the prospectus supplement.

         Unless otherwise provided in the prospectus supplement, so long as an event of default under an Agreement remains unremedied, the trustee may, and at the direction of holders of securities evidencing not less than 25% of the aggregate voting rights of such series and under such other circumstances as may be specified in such Agreement, the trustee shall terminate all of the rights and obligations of the master servicer under the Agreement relating to such trust and in and to the related trust assets, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, including, if specified in the prospectus supplement, the obligation to make advances, and will be entitled to similar compensation arrangements. In the event that the trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution which is a Fannie Mae or Freddie Mac approved servicer with a net worth of a least $10,000,000 to act as successor to the master servicer under the Agreement. Pending such appointment, the trustee is obligated to act in such capacity. The trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

         Unless otherwise provided in the prospectus supplement, no securityholder, solely by virtue of such holder's status as a securityholder, will have any right under any Agreement to institute any proceeding with respect to such Agreement, unless such holder previously has given to the trustee written notice of default and unless the holders of securities evidencing not less than 25% of the aggregate voting rights for such series have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute any such proceeding. However, the trustee is under no obligation to exercise any of the trusts or powers vested in it by the Agreement for any series or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any securityholders, unless such securityholders have offered and provided to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

         Indenture. Except as otherwise specified in the prospectus supplement, events of default or rapid amortization events under the indenture for each series of notes include:

         o a default in the payment of any principal of or interest on any note which continues unremedied for five days after the giving of written notice of such default is given as specified in the prospectus supplement;

         o failure to perform in any material respect any other covenant of the sponsor or the trust in the indenture which continues for a period of sixty (60) days after notice thereof is given in accordance with the procedures described in the prospectus supplement;

         o certain events of bankruptcy, insolvency, receivership or liquidation of the sponsor or the trust; or

         o any other event of default provided with respect to notes of that series including but not limited to certain defaults on the part of the issuer, if any, of a credit enhancement instrument supporting such notes.

         If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of such series may declare the principal amount (or, if the notes have an interest rate of 0%, such portion of the principal amount as may be specified in the terms of that series, as provided in the prospectus supplement) of all the notes of such series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the aggregate voting rights of the notes of such series. Rapid amortization events will trigger an accelerated rate of payment of principal on the notes, as described in the related prospectus supplement.

         If, following an event of default with respect to any series of notes, the notes of such series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the notes of such series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of such series as they would have become due if there had not been such a declaration. In addition, unless otherwise specified in the prospectus supplement, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default or a rapid amortization event, unless:

         o the holders of 100% of the aggregate voting rights of the notes of such series consent to such sale,

         o the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of such series at the date of such sale, or

         o the trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such notes as such payments would have become due if such notes had not been declared due and payable, and the trustee obtains the consent of the holders of 662/3% of the aggregate voting rights of the notes of such series.

         In the event that the trustee liquidates the collateral in connection with an event of default or a rapid amortization event, the indenture provides that the trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an event of default or rapid amortization event, the amount available for distribution to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of such an event of default or rapid amortization event.

         Except as otherwise specified in the prospectus supplement, in the event the principal of the notes of a series is declared due and payable, as described above, the holders of any such notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

         Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default or a rapid amortization event shall occur and be continuing with respect to a series of notes, the trustee shall be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of notes of such series, unless such holders offered to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the indenture, the holders of a majority of the then aggregate outstanding amount of the notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the notes of such series, and the holders of a majority of the then aggregate outstanding amount of the notes of such series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of such series affected thereby.

Amendment

         Except as otherwise specified in the prospectus supplement, each Agreement may be amended by the sponsor, the master servicer and the trustee, without the consent of any of the securityholders:

         o  to cure any ambiguity;

         o to correct a defective provision or correct or supplement any provision therein which may be inconsistent with any other provision therein;

         o to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

         o to comply with any requirements imposed by the Code or any regulation thereunder, provided, however, that no such amendments (except those pursuant to this clause) will adversely affect in any material respect the interests of any securityholder.

         An amendment will be deemed not to adversely affect in any material respect the interests of the securityholders if the trustee receives a letter from each rating agency requested to rate the class or classes of securities of such series stating that such amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to such securities. Each Agreement may also be amended by the sponsor, the master servicer and the trustee with consent of holders of securities of such series evidencing not less than 66 2/3% of the aggregate voting rights of each class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related securities; provided, however, that no such amendment may (a) reduce in any manner the amount of, or delay the timing of, payments received on loans which are required to be distributed on any security without the consent of the holder of such security, or (b) with respect to any series of certificates, reduce the aforesaid percentage of securities of any class the holders of which are required to consent to any such amendment without the consent of the holders of all securities of such class covered by such Agreement then outstanding. If a REMIC election is made with respect to a trust, the trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that such amendment will not cause such trust to fail to qualify as a REMIC.

Termination; Optional Termination

         Pooling and Servicing Agreement; Trust Agreement. Unless otherwise specified in the related Agreement, the obligations created by each pooling and servicing agreement and trust agreement for each series of securities will terminate upon the payment to the related securityholders of all amounts held in the Security Account or by the master servicer and required to be paid to them pursuant to such Agreement following the later of:

         (a) the final payment of or other liquidation of the last of the trust assets subject thereto or the disposition of all property acquired upon foreclosure of any such trust assets remaining in the trust, and

         (b) the purchase by the master servicer or, if REMIC treatment has been elected and if specified in the prospectus supplement, by the holder of the residual interest or any other party specified to have such rights (see "Federal Income Tax Consequences" below), from the related trust of all of the remaining trust assets and all property acquired in respect of such trust assets.

         Unless otherwise specified by the prospectus supplement, any such purchase of trust assets and property acquired in respect of trust assets evidenced by a series of securities will be made at the option of the master servicer, such other person or, if applicable, such holder of the REMIC residual interest, at a price specified in the prospectus supplement. The exercise of such right will effect early retirement of the securities of that series, but the right of the master servicer, such other person or, if applicable, such holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related trust assets being less than the percentage specified in the prospectus supplement of the aggregate principal balance of the trust assets at the Cut-off Date for the series. The foregoing is subject to the provision that if a REMIC election is made with respect to a trust, any repurchase pursuant to clause (b) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(g)(4) of the Code.

         Indenture. The indenture will be discharged with respect to a series of notes (except with respect to certain continuing rights specified in the indenture) upon the delivery to the trustee for cancellation of all the notes of such series or, with certain limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes of such series.

         In addition to such discharge with certain limitations, the indenture will provide that, if so specified with respect to the notes of any series, the related trust will be discharged from any and all obligations in respect of the notes of such series (except for certain obligations relating to temporary notes and exchange of notes, to register the transfer of or exchange notes of such series, to replace stolen, lost or mutilated notes of such series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes of such series on the last scheduled distribution date for such notes and any installment of interest on such notes in accordance with the terms of the indenture and the notes of such series. In the event of any such defeasance and discharge of notes of such series, holders of notes of such series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their notes until maturity.

The Trustee

         The trustee under each Agreement will be named in the prospectus supplement. The commercial bank, savings and loan association or trust company serving as trustee may have normal banking relationships with the sponsor, the master servicer and any of their respective affiliates.


                      Certain Legal Aspects of the Loans

         The following discussion contains summaries, which are general in nature, of certain legal matters relating to the loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the descriptions do not, except as expressly provided below, reflect the laws of any particular state, nor do they encompass the laws of all states in which the security for the loans is situated. The descriptions are qualified in their entirety by reference to the applicable federal laws and the appropriate laws of the states in which loans may be originated.

General

         The loans for a series may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. Deeds of trust are used almost exclusively in California instead of mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

Foreclosure/Repossession

         Deed of Trust. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In addition to any notice requirements contained in a deed of trust, in some states (such as California), the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. In some states (including California), the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states (including California), published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property. In California, the entire process from recording a notice of default to a non-judicial sale usually takes four to five months.


         Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage.

         Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

         Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

         When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary so to cure or redeem becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See "Junior Mortgages; Rights of Senior Mortgagees" below.

Environmental Risks

         Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states such a lien has priority over the lien of an existing mortgage against such property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where the EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

         Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an owner or operator for the costs of addressing releases or threatened releases of hazardous substances at a mortgaged property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for such costs on any and all responsible parties, including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest (the "secured creditor exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an owner or operator under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to a third party), or fails to market the property in a timely fashion.

         If a lender is or becomes liable, it can bring an action for contribution against any other responsible parties, including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that such costs arising from the circumstances set forth above would result in a loss to securityholders.

         CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

         Except as otherwise specified in the applicable supplement, at the time the mortgage loans were originated, no environmental assessment or a very limited environmental assessment of the mortgaged properties was conducted.

         Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exemption to the lender.

         This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which was signed into law by President Clinton on September 30, 1996. The new legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property.

         Except as otherwise specified in the prospectus supplement, at the time the loans were originated, no environmental assessments or very limited environmental assessments of the properties were conducted.

Rights of Redemption

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states (including California), this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

Anti-Deficiency Legislation; Bankruptcy Laws; Tax Liens

         Certain states have imposed statutory and judicial restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes and case law limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the master servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting borrowers.

         Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

         In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the loans underlying a series of securities and possible reductions in the aggregate amount of such payments.

         The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party.

Due-on-Sale Clauses

         Each conventional loan generally will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the property, the loan or contract may be accelerated by the mortgagee or secured party. Court decisions and legislative actions have placed substantial restrictions on the right of lenders to enforce such clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses are generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (a) originated or assumed during the "window period" under the Garn-St Germain Act which ended in all cases not later than October 15, 1982, and (b) originated by lenders other than national banks, federal savings institutions and federal credit unions. Freddie Mac has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St Germain Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the loans and the number of loans which may extend to maturity.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

Enforceability of Prepayment and Late Payment Fees

         Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the loans. The absence of such a restraint on prepayment, particularly with respect to fixed rate loans having higher loan rates, may increase the likelihood of refinancing or other early retirement of such loans or contracts. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

         Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

The Home Improvement Contracts

         General. The home improvement contracts, other than those home improvement contracts that are unsecured or secured by mortgages on real estate (such home improvement contracts are hereinafter referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests" each as defined in the UCC. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the sponsor will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the sponsor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to, among other things, give notice of the trust's ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the sponsor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the trust's interest in the contracts could be defeated.

         Security Interests in Home Improvements. The contracts that are secured by the home improvements financed thereby grant to the originator of such contracts a purchase money security interest in such home improvements to secure all or part of the purchase price of such home improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such home improvement must generally be perfected by a timely fixture filing. In general, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home improvement contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

         Enforcement of Security Interest in Home Improvements. So long as the home improvement has not become subject to the real estate law, a creditor can repossess a home improvement securing a contract by voluntary surrender, by self-help repossession that is peaceful (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem at or before such resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

         Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.


         Consumer Protection Laws. The so-called "Holder-in-Due Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the trustee against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

         Applicability of Usury Laws. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended ("Title V"), provides that, subject to the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions governing, among other things, the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

Installment Contracts

         The loans may also consist of installment contracts. Under an installment contract the seller (referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the installment contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

         The method of enforcing the rights of the lender under an installment contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of installment contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the installment contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Soldiers' and Sailors' Civil Relief Act

         Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the master servicer to collect full amounts of interest on certain of the loans. Unless otherwise provided in the prospectus supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to securityholders. The Relief Act also imposes limitations which would impair the ability of the master servicer to foreclose on an affected loan during the borrower's period of active duty status. Moreover, the Relief Act permits the extension of a loan's maturity and the re-adjustment of its payment schedule beyond the completion of military service. Thus, in the event that such a loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Property in a timely fashion.

Junior Mortgages; Rights of Senior Mortgagees

         To the extent that the loans comprising the trust for a series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the trust (and therefore the securityholders), as mortgagee under any such junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure a default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under a senior mortgage will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

         Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor reimbursing the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

         The form of credit line trust deed or mortgage generally used by most institutional lenders which make revolving credit line loans typically contains a future advance clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. Any amounts so advanced after the Cut-off Date with respect to any mortgage will not be included in the trust. The priority of the lien securing any advance made under a future advance clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of such intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans of the type which includes home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

Consumer Protection Laws

         Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the originating, servicing and enforcing of loans secured by single family properties. These laws include the federal Truth-in-Lending Act and Regulation Z promulgated thereunder, Real Estate Settlement Procedures Act and Regulation B promulgated thereunder, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z requires certain disclosures to borrowers regarding the terms of the loans; the Equal Credit Opportunity Act and Regulation B promulgated thereunder prohibit discrimination in the extension of credit on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. Certain provisions of these laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of such laws may limit the ability of the sellers to collect all or part of the principal of or interest on the loans and could subject the sellers and in some cases their assignees to damages and administrative enforcement.


                        Federal Income Tax Consequences

General

         The following is a summary of the anticipated material federal income tax consequences of the purchase, ownership, and disposition of the securities and is based on advice of tax counsel. The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and those changes could apply retroactively.

         The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold securities as capital assets within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the securities.

         The federal income tax consequences to holders will vary depending on whether

         o  the securities are classified as indebtedness;

         o an election is made to treat the trust as a REMIC or a FASIT under the Internal Revenue Code of 1986, as amended (the "Code");

         o the securities represent an ownership interest in some or all of the trust assets; or

         o  an election is made to treat the trust as a partnership.

         The prospectus supplement will specify how the securities will be treated for federal income tax purposes and will discuss whether a REMIC or FASIT election will be made.

Taxation of Debt Securities

         Status as Real Property Loans. Except to the extent otherwise provided in the prospectus supplement, tax counsel will have advised the sponsor that:

         o securities held by a domestic building and loan association will constitute "loans... secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v); and

         o securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(A) and interest on these securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B).

         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

         Interest and Acquisition Discount. Securities representing regular interests in a REMIC are generally taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the regular interest securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest, other than original issue discount, on securities, other than regular interest securities, that are characterized as indebtedness for federal income tax purposes will be includible in income by holders in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and regular interest securities will be referred to collectively as debt securities. If a FASIT election is made, the material federal tax income consequences for investors associated with the purchase, ownership and disposition of those securities will be set forth under the heading "Federal Income Tax Consequences" in the prospectus supplement.

         Debt securities that are compound interest securities will, and other debt securities may, be issued with original issue discount, which we refer to as "OID". The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued on February 2, 1994, which we refer to as "OID Regulations". A holder should be aware, however, that the OID Regulations do not adequately address some issues relevant to prepayable securities, such as the debt securities.

         In general, OID, will equal the difference between the stated redemption price at maturity of a debt security and its issue price. A holder of a debt security must include OID in gross income as ordinary interest income as it accrues under an accrual method of accounting. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a debt security will be considered to be zero if it is less than a de minimis amount determined under the Code.

         The issue price of a debt security is the first price at which a substantial amount of debt securities of that class are sold to the public, excluding bond houses, brokers, underwriters or wholesalers. If less than a substantial amount of a particular class of debt securities is sold for cash on or prior to the closing date, the issue price for the class will be treated as the fair market value of the class on the closing date. The issue price of a debt security also includes the amount paid by an initial debt security holder for accrued interest that relates to a period prior to the issue date of the debt security. The stated redemption price at maturity of a debt security includes the original principal amount of the debt security, but generally will not include distributions of interest if distributions constitute qualified stated interest.

         Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate, which we describe below, and those interest payments are unconditionally payable at intervals of one year or less during the entire term of the debt security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Some debt securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on those debt securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where debt securities do not provide for default remedies, the interest payments will be included in the debt security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on debt securities on which deferred interest will accrue will not constitute qualified stated interest payments and will be part of the stated redemption price at maturity of those debt securities. Where the interval between the issue date and the first distribution date on a debt security is either longer or shorter than the interval between subsequent distribution dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described below. In the case of a debt security with a long first period which has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the debt security will generally have OID. Holders of debt securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a debt security.

         Under the de minimis rule, OID on a debt security will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the debt security multiplied by the weighted average maturity of the debt security. For this purpose, the weighted average maturity of the debt security is computed as the sum of the amounts determined by multiplying the number of full years from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the debt security and the denominator of which is the stated redemption price at maturity of the debt security. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the debt security is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

         Debt securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally,

         o  the interest is unconditionally payable at least annually,

         o the issue price of the debt instrument does not exceed the total noncontingent principal payments and

         o interest is based on a qualified floating rate, an objective rate, or a combination of qualified floating rates that do not operate in a manner that significantly accelerates or defers interest payments on the debt security.

In the case of compound interest securities, some interest weighted securities, and other debt securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

         The IRS recently issued final regulations governing the calculation of OID on instruments having contingent interest payments. The regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the debt security. Additionally, the OID Regulations do not contain provisions specifically interpreting Code
Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that this methodology represents the correct manner of calculating OID.

         The holder of a debt security issued with OID must include in gross income, for all days during its taxable year on which it holds the debt security, the sum of the "daily portions" of the OID. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the OID that accrued during the relevant accrual period. In the case of a debt security that is not a regular interest security and the principal payments on which are not subject to acceleration resulting from prepayments on the loans, the amount of OID includible in income of a holder for an accrual period, which generally is the period over which interest accrues on the debt instrument, will equal the product of the yield to maturity of the debt security and the adjusted issue price of the debt security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to the debt security in all prior periods, other than qualified stated interest payments.

         The amount of OID to be included in income by a holder of a debt instrument, that is subject to acceleration due to prepayments on other debt obligations securing such instruments, is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument. The amount of OID that will accrue during an accrual period on a this type of security is the excess, if any, of the sum of

         o the present value of all payments remaining to be made on the security as of the close of the accrual period and

         o the payments during the accrual period of amounts included in the stated redemption price of the security, over the adjusted issue price of the security at the beginning of the accrual period.

         The present value of the remaining payments is to be determined on the basis of three factors:

         o the original yield to maturity of the pay-through security, which is determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period,

         o events which have occurred before the end of the accrual period, and

         o the assumption that the remaining payments will be made in accordance with the original prepayment assumption.

The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments with respect to the loans at a rate that exceeds the prepayment assumption, and to decrease, but not below zero for any period, the portions of OID required to be included in income by a holder of this type of security to take into account prepayments with respect to the loans at a rate that is slower than the prepayment assumption. Although OID will be reported to holders of these securities based on the prepayment assumption, no representation is made to holders that loans will be prepaid at that rate or at any other rate.

         The sponsor may adjust the accrual of OID on a class of regular interest securities or other regular interests in a REMIC in a manner that it believes to be appropriate, to take account of realized losses on the loans, although the OID Regulations do not provide for such adjustments. If the IRS were to require that OID be accrued without such adjustments, the rate of accrual of OID for a class of regular interest securities could increase.

         Some classes of regular interest securities may represent more than one class of REMIC regular interests. Unless otherwise provided in the prospectus supplement, the trustee intends, based on the OID Regulations, to calculate OID on these securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

         A subsequent holder of a debt security will also be required to include OID in gross income, but a holder who purchases that debt security for an amount that exceeds its adjusted issue price will be entitled, as will an initial holder who pays more than a debt security's issue price, to offset such OID by comparable economic accruals of portions of the excess.

         Effects of Defaults and Delinquencies. Holders will be required to report income with respect to the securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the loans, except possibly to the extent that it can be established that those amounts are uncollectible. As a result, the amount of income, including OID, reported by a holder of that security in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss, or will be allowed to report a lesser amount of income, to the extent that the aggregate amount of distributions on the securities is deducted as a result of a loan default. However, the timing and character of the losses or reductions in income are uncertain and, accordingly, holders of securities should consult their own tax advisors on this point.

         Interest Weighted Securities. It is not clear how income should be accrued with respect to regular interest securities or stripped securities, which we define under "--Tax Status as a Grantor Trust; General", the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on loans underlying pass-through securities which we refer to interest weighted securities and define below. The sponsor intends to take the position that all of the income derived from an interest weighted security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the interest weighted security as a compound interest security. However, in the case of interest weighted securities that are entitled to some payments of principal and that are regular interest securities the IRS could assert that income derived from an interest weighted security should be calculated as if the security were a security purchased at a premium equal to the excess of the price paid by the holder for the security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the IRS could assert that an interest weighted security should be taxable under the rules governing bonds issued with contingent payments. That treatment may be more likely in the case of interest weighted securities that are stripped securities as described below. See "--Tax Status as a Grantor Trust--Discount or Premium on Pass-Through Securities."

         Variable Rate Debt Securities. In the case of debt securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that

         o  the yield to maturity of those debt securities and

         o in the case of pay-through securities, the present value of all payments remaining to be made on those debt securities, should be calculated as if the interest index remained at its value as of the issue date of those securities.

Because the proper method of adjusting accruals of OID on a variable rate debt security is uncertain, holders of variable rate debt securities should consult their own tax advisers regarding the appropriate treatment of such securities for federal income tax purposes.

         Market Discount. A purchaser of a security may be subject to the market discount rules of Sections 1276-1278 of the Code. A holder that acquires a debt security with more than a prescribed de minimis amount of market discount, which generally is the excess of the principal amount of the debt security over the purchaser's purchase price, will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the debt security received in that month and, if the securities are sold, the gain realized. Market discount would accrue in a manner to be provided in Treasury regulations but, until regulations are issued, market discount would in general accrue either:

         o on the basis of a constant yield, in the case of a security subject to prepayment, taking into account a prepayment assumption, or

         o in the ratio of (a) in the case of securities or the loans underlying pass-through security that have not been originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of securities or the loans underlying pass-through security originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

         Section 1277 of the Code provides that, regardless of the origination date of the debt security or the loans for a pass-through security, the excess of interest paid or accrued to purchase or carry a security or the underlying loans for a pass-through security with market discount over interest received on the security is allowed as a current deduction only to the extent excess is greater than the market discount that accrued during the taxable year in which interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when market discount is included in income, including upon the sale, disposition, or repayment of the security or an underlying loan for a pass-through security. A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by holder during the taxable year the election is made and after, in which case the interest deferral rule will not apply.

         Premium. A holder who purchases a debt security, other than an interest weighted security to the extent described above, at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the security at a premium, which it may elect to amortize as an offset to interest income on such security, and not as a separate deduction item, on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of pay-through securities will be calculated using the prepayment assumption used in pricing. If a holder makes an election to amortize premium on a debt security, the election will apply to all taxable debt instruments, including all REMIC regular interests and all pass-through securities representing ownership interests in a trust holding debt obligations, held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired after by the holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the securities should consult their tax advisers regarding the election to amortize premium and the method to be employed. Recently, the IRS issued final regulations dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the securities. Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the securities should consult their tax advisors regarding the possible application of these regulations.

         Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a holder of a debt security to elect to accrue all interest, discount, including de minimis market or OID, and premium income as interest, based on a constant yield method for debt securities acquired on or after April 4, 1994. If an election were to be made with respect to a debt security with market discount, the holder of the debt security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the debt security acquires during the year of the election or thereafter. Similarly, a holder of a debt security that makes this election for a debt security that is acquired at a premium will be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that such holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method for a debt security is irrevocable.

Taxation of the REMIC and its Holders

         General. In the opinion of tax counsel, if a REMIC election is made with respect to a series of securities, then the arrangement by which the securities of that series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as regular interests or residual interests in a REMIC, as specified in the prospectus supplement.

         Except to the extent specified otherwise in a prospectus supplement, if a REMIC election is made with respect to a series of securities,

         o securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi), assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C); and

         o securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B), and income with respect to the securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B), assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets.

If less than 95% of the REMIC's assets consist of assets described above, then a security will qualify for the tax treatment described above in the proportion that REMIC assets are qualifying assets.

         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

REMIC Expenses; Single Class REMICs

         As a general rule, all of the expenses of a REMIC will be taken into account by holders of the residual interest securities. In the case of a single class REMIC, however, the expenses will be allocated, under Treasury regulations, among the holders of the regular interest securities and the holders of the residual interest securities, which we define below, on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a regular interest security who is an individual or a pass-through interest holder, including certain pass-through entities but not real estate investment trusts, expenses will be deductible only to the extent that expenses, plus other "miscellaneous itemized deductions" of the holder, exceed 2% of the holder's adjusted gross income. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount, which amount will be adjusted for inflation for taxable years beginning after 1990, will be reduced by the lesser of:

         o 3% of the excess of adjusted gross income over the applicable amount, or

         o 80% of the amount of itemized deductions otherwise allowable for such taxable year.

         The reduction or disallowance of this deduction may have a significant impact on the yield of the regular interest security to such a holder. In general terms, a single class REMIC is one that either:

         o would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

         o is similar to a trust and which is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise specified in the prospectus supplement, the expenses of the REMIC will be allocated to holders of the related residual interest securities.

Taxation of the REMIC

         General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

         Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between

         o the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and

         o deductions, including stated interest and OID accrued on regular interest securities, amortization of any premium with respect to loans, and servicing fees and other expenses of the REMIC.

A holder of a residual interest security that is an individual or a pass-through interest holder, including certain pass-through entities, but not including real estate investment trusts, will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such holder's adjusted gross income.

         For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the day that the interests are issued, which we refer to as the "start up day". The aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

         The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on the loans will be equivalent to the method under which holders of pay-through securities accrue OID, i.e., under the constant yield method taking into account the prepayment assumption. The REMIC will deduct OID on the regular interest securities in the same manner that the holders of the regular interest securities include such discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

         To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans, taking into account the prepayment assumption on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before that date, it is possible that the premium may be recovered in proportion to payments of loan principal.

         Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include:

         o subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC;

         o subject to limited exceptions, the sale or other disposition of a cash flow investment;

         o the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or

         o the receipt of any fees or other compensation for services rendered by the REMIC.

It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the startup day. The holders of residual interest securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such holders or otherwise, however, taxes will be paid out of the trust and will be allocated pro rata to all outstanding classes of securities of such REMIC.

Taxation of Holders of Residual Interest Securities

         The holder of a security representing a residual interest security will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which holder held the residual interest security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders, on that day of the residual interest securities in proportion to their respective holdings on such day.

         The holder of a residual interest security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to the income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC regular interests issued without any discount or at an insubstantial discount. If this occurs, it is likely that cash distributions will exceed taxable income in later years. Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC regular interest securities, will typically increase over time as lower yielding securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

         In any event, because the holder of a residual interest security is taxed on the net income of the REMIC, the taxable income derived from a residual interest security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the residual interest security may be less than that of a bond or instrument.

         Limitation on Losses. The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which the loss arises. A holder's basis in a residual interest security will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased, but not below zero, by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of residual interest securities to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

         Distributions. Distributions on a residual interest security, whether at their scheduled times or as a result of prepayments, will generally not result in any additional taxable income or loss to a holder of a residual interest security. If the amount of such payment exceeds a holder's adjusted basis in the residual interest security, however, the holder will recognize gain, treated as gain from the sale of the residual interest security, to the extent of the excess.

         Sale or Exchange. A holder of a residual interest security will recognize gain or loss on the sale or exchange of a residual interest security equal to the difference, if any, between the amount realized and the holder's adjusted basis in the residual interest security at the time of the sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a residual interest security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after the disposition.

         Excess Inclusions. The portion of the REMIC taxable income of a holder of a residual interest security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on the holder's federal income tax return. Further, if the holder of a residual interest security is an organization subject to the tax on unrelated business income imposed by Code Section 511, the holder's excess inclusion income will be treated as unrelated business taxable income of the holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust, or certain cooperatives were to own a residual interest security, a portion of dividends or other distributions paid by the real estate investment trust or other entity would be treated as excess inclusion income. If a Residual security is owned by a foreign person excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as portfolio interest and is subject to certain additional limitations. See "Tax Treatment of Foreign Investors."

         The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a residual interest security, over the daily accruals for the quarterly period of:

         o 120% of the long term applicable federal rate on the startup day multiplied by

         o the adjusted issue price of the residual interest security at the beginning of the quarterly period.

The adjusted issue price of a residual interest at the beginning of each calendar quarter will equal its issue price, calculated in a manner analogous to the determination of the issue price of a regular interest, increased by the aggregate of the daily accruals for prior calendar quarters, and decreased, but not below zero, by the amount of loss allocated to a holder and the amount of distributions made on the residual interest security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

         Under the REMIC Regulations, in certain circumstances, transfers of residual securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign Investors" below.

         Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a residual interest security by any disqualified organization. Disqualified organizations include the United States, any State or political subdivision of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreement will prohibit disqualified organizations from owning a residual interest security. In addition, no transfer of a residual interest security will be permitted unless the proposed transferee shall have furnished to the trustee an affidavit representing and warranting that it is neither a disqualified organization nor an agent or nominee acting on behalf of a disqualified organization.

         If a residual interest security is transferred to a disqualified organization in violation of the restrictions set forth above, a substantial tax will be imposed on the transferor of the residual interest security at the time of the transfer. In addition, if a disqualified organization holds an interest in a pass-through entity, including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee, that owns a residual interest security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

         Under the REMIC Regulations, if a residual interest security is a noneconomic residual interest, a transfer of the residual interest security to a United States person will be disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A residual interest security is a noneconomic residual interest unless, at the time of the transfer:

         o the present value of the expected future distributions on the residual interest security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and

         o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

If a transfer of a residual interest is disregarded, the transferor would be liable for any Federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interest securities by foreign persons to United States persons. See "--Tax Treatment of Foreign Investors."

         Mark to Market Rules. Prospective purchasers of a residual interest security should be aware that the IRS regulations which provide that a residual interest security acquired after January 3, 1995 cannot be marked-to-market.

Administrative Matters

         The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

Tax Status as a Grantor Trust

         General. As specified in the prospectus supplement if a REMIC election is not made, in the opinion of tax counsel, the trust relating to a series of securities will be classified for federal income tax purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Code and not as an association taxable as a corporation. In some series there will be no separation of the principal and interest payments on the loans. In such circumstances, a holder will be considered to have purchased a pro rata undivided interest in each of the loans. In other cases, i.e. stripped securities, sale of the securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the loans.

         Each holder must report on its federal income tax return its share of the gross income derived from the loans (not reduced by the amount payable as trustee fees and the servicing fees, at the same time and in the same manner as those items would have been reported under the holder's tax accounting method had it held its interest in the loans directly, received directly its share of the amounts received with respect to the loans, and paid directly its share of the servicing fees. In the case of pass-through securities other than stripped securities, the income will consist of a pro rata share of all of the income derived from all of the loans and, in the case of stripped securities, the income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the holder owns an interest. The holder of a security will generally be entitled to deduct servicing fees under
Section 162 or Section 212 of the Code to the extent that the servicing fees represent reasonable compensation for the services rendered by the trustee and the master servicer or third parties that are compensated for the performance of services. In the case of a noncorporate holder, however, servicing fees, to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation, will be deductible in computing the holder's regular tax liability only to the extent that the fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing the holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount, which will be adjusted for inflation, will be reduced by the lesser of:

         o 3% of the excess of adjusted gross income over the applicable amount or

         o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

         Discount or Premium on Pass-Through Securities. The holder's purchase price of a pass-through security is to be allocated among the loans in proportion to their fair market values, determined as of the time of purchase of the securities. In the typical case, the trustee, to the extent necessary to fulfill its reporting obligations, will treat each loan as having a fair market value proportional to the share of the aggregate principal balances of all of the loans that it represents, since the securities, unless otherwise specified in the prospectus supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a pass-through security allocated to a loan, other than to a right to receive any accrued interest thereon and any undistributed principal payments, is less than or greater than the portion of the principal balance of the loan allocable to the security, the interest in the loan allocable to the pass-through security will be deemed to have been acquired at a discount or premium, respectively.

         The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a loan with OID in excess of a prescribed de minimis amount or a stripped security, a holder of a security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a loan could arise, for example, by virtue of the financing of points by the originator of the loan, or by virtue of the charging of points by the originator of the loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a loan will be includible in income, generally in the manner described above, except that in the case of pass-through securities, market discount is calculated on the loans underlying the Certificate, rather than on the security. A holder that acquires an interest in a loan originated after July 18, 1984 with more than a de minimis amount of market discount, generally, the excess of the principal amount of the loan over the purchaser's allocable purchase price, will be required to include accrued market discount in income in the manner set forth above. See "--Taxation of Debt Securities; Market Discount" and "--Premium" above.

         In the case of market discount on a pass-through security attributable to loans originated on or before July 18, 1984, the holder generally will be required to allocate the portion of the discount that is allocable to a loan among the principal payments on the loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. That treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

         Stripped Securities. A stripped security may represent a right to receive only a portion of the interest payments on the loans, a right to receive only principal payments on the loans, or a right to receive certain payments of both interest and principal. Certain stripped securities such as ratio strip securities may represent a right to receive differing percentages of both the interest and principal on each loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of stripped bonds with respect to principal payments and stripped coupons with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to the stripped interest.

         Servicing fees in excess of reasonable servicing fees will be treated under the stripped bond rules. If the excess servicing fees are less than 100 basis points or 1% interest on the loan principal balance or the securities are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a loan by loan basis, which could result in some loans being treated as having more than 100 basis points of interest stripped off.

         The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and OID rules are to apply to stripped securities and other pass-through securities. Under the method described above for prepayment securities or the cash flow bond method, a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during the period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the stripped securities which technically represent ownership interests in the underlying loans, rather than being debt instruments secured by those loans. Nevertheless, it is believed that the cash flow bond method is a reasonable method of reporting income for the securities, and it is expected that OID will be reported on that basis unless otherwise specified in the prospectus supplement. In applying the calculation to pass-through securities, the trustee will treat all payments to be received by a holder with respect to the underlying loans as payments on a single installment obligation. The IRS could, however, assert that OID must be calculated separately for each loan underlying a security.

         Under certain circumstances, if the loans prepay at a rate faster than the prepayment assumption, the use of the cash flow bond method may accelerate a holder's recognition of income. If, however, the loans prepay at a rate slower than the prepayment assumption, in some circumstances the use of this method may decelerate a holder's recognition of income.

         In the case of a stripped security that is an interest weighted security, the trustee intends, absent contrary authority, to report income to securityholders as OID, in the manner described above for interest weighted securities.

         Possible Alternative Characterizations. The characterizations of the stripped securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that:

         o in some series, each non-interest weighted security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped principal payments;

         o the non-interest weighted securities are subject to the contingent payment provisions of the Contingent Regulations; or

         o each interest weighted stripped security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped interest payments.

         Given the variety of alternatives for treatment of the stripped securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the securities for federal income tax purposes.

         Character as Qualifying Loans. In the case of stripped securities, there is no specific legal authority existing regarding whether the character of the securities, for federal income tax purposes, will be the same as the loans. The IRS could take the position that the loans' character is not carried over to the securities. Pass-through securities will be, and, although the matter is not free from doubt, stripped securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code. In addition, interest income attributable to the securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the securities may cause a proportionate reduction in the above-described qualifying status categories of securities.

Sale or Exchange

         Subject to the discussion below with respect to trusts as to which a partnership election is made, a holder's tax basis in its security is the price such holder pays for a security, plus amounts of original issue or market discount included in income and reduced by any payments received, other than qualified stated interest payments, and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a security, measured by the difference between the amount realized and the security's basis as so adjusted, will generally be capital gain or loss, assuming that the security is held as a capital asset. In the case of a security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a regular interest security will be taxable as ordinary income or loss. In addition, gain from the disposition of a regular interest security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of the amount that would have been includible in the holder's income if the yield on the regular interest security had equaled 110% of the applicable federal rate as of the beginning of the holder's holding period, over the amount of ordinary income actually recognized by the holder on the regular interest security.

Miscellaneous Tax Aspects

         Backup Withholding. Subject to the discussion below with respect to trusts as to which a partnership election is made, a holder, other than a holder of a residual interest security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or OID on the securities. This withholding generally applies if the holder of a security

         o fails to furnish the trustee with its taxpayer identification number ("TIN");

         o  furnishes the trustee an incorrect TIN;

         o fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or

         o under some circumstances, fails to provide the trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the holder is not subject to backup withholding.

Backup withholding will not apply, however, to some payments made to holders, including payments to certain exempt recipients, such as exempt organizations, and to certain nonresidents which we define below. Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

         The trustee will report to the holders and to the master servicer for each calendar year the amount of any reportable payments during the year and the amount of tax withheld, if any, with respect to payments on the securities.

Tax Treatment of Foreign Investors

         Subject to the discussion below with respect to trusts as to which a partnership election is made, under the Code, unless interest, including OID, paid on a security, other than a residual interest security, is considered to be effectively connected with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation, which we define as "nonresident", those interest will normally qualify as portfolio interest, except where the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or the recipient is a controlled foreign corporation to which the issuer is a related person, and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from the interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate, unless that rate were reduced or eliminated by an applicable tax treaty, on, among other things, interest and other fixed or determinable, annual or periodic income paid to nonresidents. Holders of pass-through securities and stripped securities, including ratio strip securities, however, may be subject to withholding to the extent that the loans were originated on or before July 18, 1984.

         Interest and OID of holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the holder. They will, however, generally be subject to the regular United States income tax.

         Payments to holders of residual interest securities who are foreign persons will generally be treated as interest for purposes of the 30% or lower treaty rate United States withholding tax. Holders should assume that the income does not qualify for exemption from United States withholding tax as portfolio interest. It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a residual interest security will not be entitled to an exemption from or reduction of the 30% or lower treaty rate withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed or when the residual interest security is disposed of. The Treasury has statutory authority, however, to promulgate regulations which would require that these amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of residual interest securities that do not have significant value. Under the REMIC Regulations, if a residual interest security has tax avoidance potential, a transfer of a residual interest security to a nonresident will be disregarded for all federal tax purposes. A residual interest security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30% of each excess inclusion, and that these amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a residual interest security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the residual interest security for purposes of the withholding tax provisions of the Code. See "Taxation of Holders of Residual Interest Securities--Excess Inclusions."

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Tax Characterization of the Trust as a Partnership

         Tax counsel will deliver its opinion that a trust will not be treated as a publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the related Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the securities has been structured as a private placement under an IRS safe harbor, so that the trust will not be characterized as a publicly traded partnership taxable as a corporation.

         If the trust were taxable as a corporation for federal income tax purposes, the trust would be subject to corporate income tax on its taxable income. The trust's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for any tax that is unpaid by the trust.

Tax Consequences to Holders of the Notes

         Treatment of the Notes as Indebtedness. The trust will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Tax counsel will, except as otherwise provided in the prospectus supplement, advise the sponsor that the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

         OID, Indexed Securities, etc. The discussion below assumes that all payments on the notes are denominated in U.S. dollars, and that the notes are not indexed securities or strip notes. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for qualified stated interest under the OID Regulations, and that any OID on the notes, i.e., any excess of the principal amount of the notes over their issue price, does not exceed a de minimis amount, i.e., 0.25% of their principal amount multiplied by the number of full years included in their term, all within the meaning of the OID Regulations. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to such notes will be disclosed in the prospectus supplement.

         Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with noteholder's method of tax accounting. Under the OID Regulations, a holder of a note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

         A holder of a note that has a fixed maturity date of not more than one year from the issue date of note which we refer to as a short-term note may be subject to special rules. An accrual basis holder of a short-term note and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a short-term note would, in general, be required to report interest income as interest is paid or, if earlier, upon the taxable disposition of the short-term note. However, a cash basis holder of a short-term note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the short-term note until the taxable disposition of the short-term note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the short-term note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a short-term note is purchased for more or less than its principal amount.

         Sale or Other Disposition. If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, acquisition discount, OID and gain previously included by noteholder in income with respect to the note and decreased by the amount of bond premium, if any, previously amortized and by the amount of principal payments previously received by noteholder with respect to the note. Any such gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

         Foreign Holders. Interest payments made or accrued to a noteholder who is a nonresident alien, foreign corporation or other non-United States person generally will be considered portfolio interest, and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person, and the foreign person:

         o is not actually or constructively a "10 percent shareholder" of the trust or the seller (including a holder of 10% of the outstanding certificates) or a "controlled foreign corporation" with respect to which the trust or the seller is a "related person" within the meaning of the Code and

         o provides the trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes with an appropriate statement on Form W-8 or a similar form, signed under penalties of perjury, certifying that the beneficial owner of the note is a foreign person and providing the foreign person's name and address.

If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a foreign person will be exempt from United States federal income and withholding tax, if:

         o the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and

         o in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

         Backup Withholding. Each holder of a note, other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident, will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt noteholder fail to provide the required certification, the trust will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         Possible Alternative Treatments of the Notes. If, contrary to the opinion of tax counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation with the adverse consequences described above and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity. Alternatively, and most likely in the view of tax counsel, the trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the notes as equity interests in such a publicly traded partnership could have adverse tax consequences to some holders. For example, income to certain tax-exempt entities including pension funds would be unrelated business taxable income, income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the trust's expenses.

Tax Consequences to Holders of the Certificates

         Treatment of the Trust as a Partnership. The trust and the master servicer will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust, the partners of the partnership being the certificateholders, and the notes being debt of the partnership. However, the proper characterization of the arrangement involving the trust, the certificates, the notes, the trust and the master servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

         A variety of alternative characterizations are possible. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the trust. Any such characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership.

         Indexed Securities, etc. The following discussion assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates are indexed securities or strip certificates, and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to such certificates will be disclosed in the prospectus supplement.

         Partnership Taxation. As a partnership, the trust will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the trust. The trust's income will consist primarily of interest and finance charges earned on the loans including appropriate adjustments for market discount, OID and bond premium and any gain upon collection or disposition of loans. The trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of loans.

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the related Agreement and related documents. The Agreement will provide, in general, that the certificateholders will be allocated taxable income of the trust for each month equal to the sum of:

         o the interest that accrues on the certificates in accordance with their terms for the month, including interest accruing at the pass-through rate for the month and interest on amounts previously due on the certificates but not yet distributed;

         o any trust income attributable to discount on the loans that corresponds to any excess of the principal amount of the certificates over their initial issue price;

         o prepayment premium payable to the certificateholders for the month; and

         o any other amounts of income payable to the certificateholders for the month.

         The allocation will be reduced by any amortization by the trust of premium on loans that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust will be allocated to the sponsor. Based on the economic arrangement of the parties, this approach for allocating trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire pass-through rate plus the other items described above even though the trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust income even if they have not received cash from the trust to pay taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust.

         All of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity including an individual retirement account will constitute unrelated business taxable income generally taxable to the holder under the Code.

         An individual taxpayer's share of expenses of the trust including servicing fees but not interest expense would be miscellaneous itemized deductions. The deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the trust.

         The trust intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each loan, the trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

         Discount and Premium. It is believed that the loans were not issued with OID, and, therefore, the trust should not have OID income. However, the purchase price paid by the trust for the loans may be greater or less than the remaining principal balance of the loans at the time of purchase. If so, the loan will have been acquired at a premium or discount, as the case may be. As indicated above, the trust will make this calculation on an aggregate basis, but might be required to recompute it on a loan by loan basis.

         If the trust acquires the loans at a market discount or premium, the trust will elect to include any discount in income currently as it accrues over the life of the loans or to offset any premium against interest income on the loans. As indicated above, a portion of market discount income or premium deduction may be allocated to certificateholders.

         Section 708 Termination. Pursuant to regulations under Code Section 708, a sale or exchange of 50% or more of the capital and profits in a partnership would cause a deemed contribution of assets of the partnership which we refer to as the "old partnership" to a new partnership which we refer to as the "new partnership" in exchange for interests in the new partnership. The interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange. Accordingly, under these new regulations, if the Trust Fund were characterized as a partnership and a sale of certificates terminated the partnership under Code Section 708, the purchaser's basis in its ownership interest would not change.

         Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust income includible in income and decreased by any distributions received with respect to such certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the notes and other liabilities of the trust. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of such aggregate tax basis to the certificates sold rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate.

         Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the trust will elect to include market discount in income as it accrues.

         If a certificateholder is required to recognize an aggregate amount of income not including income attributable to disallowed itemized deductions described above over the life of the certificates that exceeds the aggregate cash distributions with respect thereto, the excess will generally give rise to a capital loss upon the retirement of the certificates.

         Allocations Between Transferors and Transferees. In general, the trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing certificates may be allocated tax items which will affect its tax liability and tax basis attributable to periods before the actual transaction.

         The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed or only applies to transfers of less than all of the partner's interest, taxable income or losses of the trust might be reallocated among the certificateholders. The trust's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

         Section 754 Election. In the event that a certificateholder sells its certificates at a profit or loss, the purchasing certificateholder will have a higher lower basis in the certificates than the selling certificateholder had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust will not make an election. As a result, certificateholders might be allocated a greater or lesser amount of trust income than would be appropriate based on their own purchase price for certificates.

         Administrative Matters. The trustee is required to keep or have kept complete and accurate books of the trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust will be the calendar year. The trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust and will report each certificateholder's allocable share of items of trust income and expense to holders and the IRS on Schedule K-1. The trust will provide the Schedule K-l information to nominees that fail to provide the trust with the information statement described below and nominees will be required to forward information to the beneficial owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the holder notifies the IRS of all inconsistencies.

         Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust with a statement containing certain information on the nominee, the beneficial owners and the certificates so held. The information includes:

         o the name, address and taxpayer identification number of the nominee and

         o  as to each beneficial owner

            o  the name, address and identification number of the person,

            o whether the person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and

            o some information on certificates that were held, bought or sold on behalf of the person throughout the year.

In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the trust. The information referred to above for any calendar year must be furnished to the trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

         The sponsor will be designated as the tax matters partner in the Agreement and will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders. In some circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust.

         Tax Consequences to Foreign Certificateholders. It is not clear whether the trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the trust would be engaged in a trade or business in the United States for such purposes, the trust will withhold as if it were so engaged in order to protect the trust from possible adverse consequences of a failure to withhold. The trust expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders pursuant to
Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the trust to change its withholding procedures. In determining a holder's withholding status, the trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

         The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, other than a partnership that is not treated as a United States person under any applicable Treasury regulation , or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

         Each foreign holder might be required to file a U.S. individual or corporate income tax return including, in the case of a corporation, the branch profits tax on its share of the trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the trust taking the position that no taxes were due because the trust was not engaged in a U.S. trade or business. However, interest payments made or accrued to a certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered portfolio interest. As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In that case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

         Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax of 31% if, in general, the certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.


                           State Tax Considerations

         In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.



                             ERISA Considerations

         The following describes certain considerations under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code, which apply only to securities of a series that are not divided into subclasses. If securities are divided into subclasses the prospectus supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to such securities.

         ERISA and Section 4975 of the Code impose requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, and certain Keogh plans, and on collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively "Plans") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA
Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in securities without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code Section 503.

         In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the loans may be deemed Plan assets of each Plan that purchases securities, an investment in the securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Section 4975 of the Code unless a statutory, regulatory or administrative exemption applies.

         On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an equity investment could be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in the Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Securities Exchange Act of 1934, as amended. The prospectus supplement will indicate the anticipated treatment under these regulations of securities issued by the trust.

         In Prohibited Transaction Exemption 83-1 ("PTE 83-1") the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in certificates that represent interests in a pool consisting of mortgage loans secured by single family homes ("Single Family Securities") will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTE 83-1 does not provide an exemption for transactions involving subordinate securities. Accordingly, no transfer of a subordinate certificate or a security which is not a Single Family Security may be made to a Plan unless specified in the prospectus supplement.

         The discussion in this and the next succeeding paragraph applies only to Single Family Securities. The sponsor believes that, for purposes of PTE 83-1, the term "mortgage pass-through certificate" would include: (1) certificates issued in a series consisting of only a single class of certificates; and (2) senior certificates issued in a series in which there is only one class of such certificates; provided that the certificates in the case of clause (1), or the senior certificates in the case of clause (2), evidence the beneficial ownership of both a specified percentage (greater than 0%) of future interest payments and a specified percentage (greater than 0%) of future principal payments on the loans. It is not clear whether a class of certificates that evidences the beneficial ownership of a specified percentage of interest payments only or principal payments only, or certain notional amounts of either principal or interest payments, would be a mortgage pass-through certificate for purposes of PTE 83-1.

         PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption:

         o the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan;

         o the existence of a pool trustee who is not an affiliate of the pool sponsor; and

         o a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the pool.

         The sponsor believes that the first general condition referred to above will be satisfied with respect to the certificates issued without a subordination feature, or the senior certificates only in a series issued with a subordination feature, provided that the subordination and reserve account, subordination by shifting of interests, the pool insurance or other form of credit enhancement described under "Credit Enhancement" herein (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to a series of certificates is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the loans or the principal balance of the largest loan. See "Description of the Securities" herein. In the absence of a ruling that the system of insurance or other protection with respect to a series of certificates satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The trustee will not be affiliated with the sponsor.

         Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraphs, of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         The DOL has granted to certain underwriters individual administrative exemptions (the "Underwriter Exemptions"), from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions.

         While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter Exemptions are substantially the following:

         o the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

         o the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

         o the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from S&P, Moody's, DCR or Fitch;

         o the trustee must not be an affiliate of any other member of the Restricted Group as defined below;

         o the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

         o the Plan investing in the certificates is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended.


         The trust must also meet the following requirements:

         o the corpus of the trust must consist solely of assets of the type that have been included in other investment pools;

         o the certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or DCR for at least one year prior to the Plan's acquisition of the securities; and

         o certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

         Moreover, the Underwriter Exemptions generally provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities in a trust holding receivables as to which the fiduciary (or its affiliate) is an obligor provided that, among other requirements:

         o in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group (as defined below),

         o such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust;

         o the Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

         o immediately after the acquisition, no more than twenty-five percent of the assets of any Plan with respect to which such person is a fiduciary is invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

         The Underwriter Exemptions do not apply to Plans sponsored by the seller, any underwriter of the certificates, the trustee, the master servicer, any insurer with respect to the loans, any obligor with respect to loans included in the trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such parties (the "Restricted Group").

         On July 21, 1997, the U.S. Department of Labor published in the Federal Register an amendment to the Underwriter Exemptions, which extends exemptive relief to certain mortgage-backed and asset-backed certificates transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables supporting payments to securityholders, and having a value equal to no more than twenty-five percent of the total principal amount of the securities being offered by the trust, to be transferred to the trust within a 90-day or three-month pre-funding period following the closing date, instead of requiring that all such obligations be either identified or transferred on or before the closing date. The relief is available when certain conditions are met.

         The prospectus supplement will indicate the classes of securities, if any, as to which it is expected that an Underwriter Exemption will apply.

         Any Plan fiduciary that proposes to cause a Plan to purchase securities is encouraged to consult with its counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1, the availability and applicability of any Underwriter Exemption or any other exemptions from the prohibited transaction provisions of ERISA and the Code and the potential consequences in their specific circumstances, before making the investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and composition of the Plan's investment portfolio.


                               Legal Investment

         The prospectus supplement for each series of securities will specify which, if any, of the classes of securities offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of securities that qualify as mortgage related securities will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to mortgage related securities, securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in securities, or require the sale or other disposition of securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of such legislation.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by NCUA Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part
703), which sets forth certain restrictions on investments by federal credit unions in mortgage related securities (in each case whether or not the class of securities under consideration for purchase constituted a mortgage related security).

         All depository institutions considering an investment in the securities (whether or not the class of securities under consideration for purchase constitutes a mortgage related security) should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement") setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including mortgage related securities which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, high-risk mortgage securities include securities not entitled to distributions allocated to principal or interest and subordinate securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a high-risk mortgage security, and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying".

         There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase securities or to purchase securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the securities constitute legal investments for such investors.


                            Method of Distribution

         The securities are being offered hereby in series from time to time (each series evidencing or relating to a separate trust) through any of the following methods:

         o by negotiated firm commitment underwriting and public reoffering by underwriters;

         o by agency placements through one or more placement agents primarily with institutional investors and dealers; and

         o  by placement directly by the sponsor with institutional investors.

         A prospectus supplement will be prepared for each series which will describe the method of offering being used for that series and will set forth:

         o  the identity of any underwriters thereof,

         o  either:

               o the price at which such series is being offered, the
                 nature and amount of any underwriting discounts or additional compensation to such underwriters and the proceeds of the offering to the sponsor,

               o or the method by which the price at which the underwriters will sell the securities will be determined,

         o  information regarding the nature of the underwriters' obligations,

         o any material relationship between the sponsor and any underwriter and,

         o where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the securities so offered.

         In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the securities of such series if any such securities are purchased. securities may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

         Underwriters and agents may be entitled under agreements entered into with the sponsor to indemnification by the sponsor against certain civil liabilities, including liabilities under the securities Act of 1933, as amended, or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof.

         GreenPoint Mortgage Funding, Inc. or other affiliates of the sponsor may purchase securities and pledge them to secure indebtedness or, together with its pledgees, donees, transferees or other successors in interest, sell the securities, from time to time, either directly or indirectly through one or more underwriters, underwriting syndicates or designated agents.

         If a series is offered other than through underwriters, the prospectus supplement relating thereto will contain information regarding the nature of such offering and any agreements to be entered into between the sponsor and purchasers of securities of such series.


                                 Legal Matters

         The validity of the securities will be passed upon for the sponsor by Tobin & Tobin, a professional corporation, San Francisco, California. Certain federal income tax consequences with respect to the securities will be passed upon for the sponsor by Brown & Wood LLP, New York, New York or Dewey Ballantine LLP, New York, New York. Brown & Wood LLP, New York, New York or Dewey Ballantine LLP, New York, New York will act as counsel for the underwriter.


                             Financial Information

         A new trust will be formed with respect to each series of securities and no trust will engage in any business activities or have any assets or obligations prior to the issuance of the related series of securities. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the prospectus supplement.


                             Available Information

         The sponsor has filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the securities. This prospectus, which forms a part of the registration statement, and the supplement relating to each series of securities contain information set forth in the registration statement pursuant to the rules and regulations of the SEC. For further information, reference is made to such registration statement and the exhibits thereto, which may be inspected and copied at the facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows:

         Chicago Regional Office,                   New York Regional Office
         500 West Madison Street,                   Seven World Trade Center
         Chicago, IL 60661                          New York, NY 10048

         The SEC maintains a website at http://www.sec.gov. that contains reports, proxy and information statements and other information regarding registrants including the sponsor, that file electronically with the SEC.


                Incorporation of Certain Documents by Reference

         The SEC allows us to incorporate by reference some of the information we file with it, which means that we can disclose important information to you by referring you to those documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained herein (or in the accompanying supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this prospectus. Neither the sponsor nor the master servicer for any series intends to file with the SEC periodic reports with respect to the related trust following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         All documents filed by or on behalf of the trust referred to in the accompanying supplement with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of such supplement and prior to the termination of any offering of the securities issued by such trust shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of such documents.

         The trust will provide without charge to each person to whom this prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Such requests should be directed to the corporate trust office of the trustee specified in the accompanying supplement.


                                    Rating

         It is a condition to the issuance of the securities of each series offered hereby and by the supplement that they shall be rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the prospectus supplement.

         Ratings on asset-backed securities address the likelihood of receipt by securityholders of all distributions on the trust assets. These ratings address the structural, legal and issuer- related aspects associated with such securities, the nature of the trust assets and the credit quality of the credit enhancer or guarantor, if any. Ratings on asset-backed securities do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped securities in extreme cases might fail to recoup their underlying investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Further, such ratings do not address the effect of prepayments on the yield anticipated by the investor. Each security rating should be evaluated independently of any other security rating.



                            Index of Defined Terms


Agreement....................................................................9
Belgian Cooperative.........................................................30
CERCLA......................................................................60
Class Security Balance......................................................21
CLTV........................................................................13
Code........................................................................70
collateral value............................................................13
Cut-off Date.................................................................8
DOL.........................................................................97
EPA.........................................................................60
ERISA.......................................................................96
Euroclear...................................................................28
Euroclear Operator..........................................................30
European Depositaries.......................................................28
Exchange Act...............................................................104
Garn-St Germain Act.........................................................63
Indemnified Parties.........................................................52
L/C Bank....................................................................34
LTV.........................................................................13
Morgan......................................................................30
NCUA.......................................................................101
New Regulations.............................................................87
OID.........................................................................71
OID Regulations.............................................................71
Parties in Interest.........................................................96
Permitted Investments.......................................................35
Plans.......................................................................96
Policy Statement...........................................................101
PTE 83-1....................................................................97
RCRA........................................................................61
refinance loan..............................................................13
Relevant Depositary.........................................................28
Relief Act..................................................................67
Restricted Group...........................................................100
secured creditor exclusion..................................................60
Security Account............................................................43
Single Family Securities....................................................97
SMMEA......................................................................101
Terms and Conditions........................................................30
TIN.........................................................................86
Title V.................................................................64, 66
U.S. Person.................................................................95
Underwriter Exemptions......................................................98


==============================================================================
                                       $


                   GreenPoint Home Equity Loan Trust 200_-_





                                    [LOGO]
                      GreenPoint Mortgage Securities Inc.
                                    Sponsor



          ---------------------------------------------------------

                             PROSPECTUS SUPPLEMENT

          ---------------------------------------------------------



                                 [Underwriter]



                                    [Date]


You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the notes offered hereby in any state where such offer is not permitted.

We represent the accuracy of the information in this prospectus supplement and the accompanying prospectus only as of the dates on their respective covers.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the notes offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until ninety days after the date of this prospectus supplement.


=============================================================================





                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses in connection with the issuance and distribution of the Securities being registered under this Registration Statement, other than underwriting discounts and commissions:


SEC Registration Fee......................................... $    198,929.52
Printing and Engraving....................................... $    140,000.00
Legal Fees and Expenses...................................... $    260,000.00
Trustee Fees and Expenses.................................... $     60,000.00
Accounting Fees and Expenses................................. $    100,000.00
Blue Sky Fees and Expenses................................... $     20,000.00
Rating Agency Fees........................................... $    500,000.00
Miscellaneous................................................ $      5,000.00
                                                               --------------
Total (*).................................................... $  1,283,929.52
                                                               ==============


--------------------
* All amounts except the SEC Registration Fee are estimates of expenses incurred in connection with the issuance and distribution of four Series of Securities in an aggregate principal amount assumed for these purposes to be equal to approximately $175,000,000 of Securities registered hereby.

Item 15.  Indemnification of Directors and Officers.

         The Registrant's Amended and Restated Certificate of Incorporation and By-Laws provide for indemnification of directors and officers of the Registrant to the fullest extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law, provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

Item 16.  Financial Statement and Exhibits.


         1.1      Form of Underwriting Agreement.*
         3.1 Amended and Restated Certificate of Incorporation of the Registrant.***
         3.2      Bylaws of the Registrant.*
         4.1      Form of Pooling and Servicing Agreement.*
         4.2      Form of Trust Agreement.*
         4.3      Form of Indenture.*
         4.4      Form of Mortgage Loan Purchase Agreement.*
         5.1 Opinion of Tobin & Tobin as to legality of the Certificates (including consent of such firm).
         8.1 Opinion of Brown & Wood LLP as to certain tax matters (including consent of such firm).***
         8.2 Opinion of Dewey Ballantine LLP as to certain tax matters (including consent of such firm).
         23.1     Consent of Tobin & Tobin (included in exhibit 5.1 hereof).
         23.2 Consent of Brown & Wood LLP (included in exhibit 8.1 hereof).***
         23.3 Consent of Dewey Ballantine LLP (included in exhibit 8.2 hereof).
         24.1     Power of Attorney.***
         25.1 Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939.**

-----------------
* Filed previously with the Commission as an exhibit to the Registration Statement on Form S-3 (No. 333-28031).
** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.
*** Filed previously with the Commission as an exhibit to the Registration Statement on Form S-3 (No. 333-95349).


Item 17.  Undertakings.
         (a) The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                       (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change of such information in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

         (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur, State of California, on this 10th day of February, 2000.


                                  GREENPOINT MORTGAGE SECURITIES INC.


                                  By:/s/ Gilbert J. MacQuarrie
                                    -------------------------
                                    Name:   Gilbert J. MacQuarrie
                                    Title:  Vice President



         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                   Title                                                Date
---------                                   -----                                                ----



/s/ S.A. Ibrahim *                           President and Director                              February 10, 2000
-----------------------------------          (Principal Executive Officer)
S.A. Ibrahim

/s/ Gilbert J. MacQuarrie *                  Vice President, Secretary, Treasurer                February 10, 2000
-----------------------------------          and Director (Principal Financial
Gilbert J. MacQuarrie                        Officer and Principal Accounting Officer)

/s/ Becky S. Poisson *                      Director                                             February 10, 2000
------------------------------------
Becky S. Poisson

/s/ Steve Abreu *                           Director                                             February 10, 2000
------------------------------------
Steve Abreu

/s/ Kenneth Siprelle *                      Director                                             February 10, 2000
------------------------------------
Kenneth Siprelle

/s/ John Edmonds *                          Director                                             February 10, 2000
------------------------------------
John Edmonds


-----------------
*  By Gilbert J. MacQuarrie, attorney-in-fact.




                                 EXHIBIT INDEX
                                 -------------



Exhibit No.           Description of Exhibit
----------            ----------------------
1.1                   Form of Underwriting Agreement.*
3.1                   Amended and Restated Certificate of Incorporation of
                      the Registrant.***
3.2                   Bylaws of the Registrant.*
4.1                   Form of Pooling and Servicing Agreement.*
4.2                   Form of Trust Agreement.*
4.3                   Form of Indenture.*
4.4                   Form of Mortgage Loan Purchase Agreement.*
5.1                   Opinion of Tobin & Tobin as to legality of the
                      Certificates (including consent of such firm).
8.1                   Opinion of Brown & Wood LLP as to certain tax matters
                      (including consent of such firm).***
8.2                   Opinion of Dewey Ballantine LLP as to certain tax
                      matters (including consent of such firm).
23.1                  Consent of Tobin & Tobin (included in exhibit 5.1
                      hereof).
23.2                  Consent of Brown & Wood LLP (included in exhibit 8.1
                      hereof).***
23.3                  Consent of Dewey Ballantine LLP (included in exhibit
                      8.2 hereof).
24.1                  Power of Attorney.***
25.1                  Statement of Eligibility and Qualification of Trustee
                      under the Trust Indenture Act of 1939.**


---------------------
* Filed previously with the Commission as an exhibit to the Registration Statement on Form S-3 (No. 333-28031).
** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.
*** Filed previously with the Commission as an exhibit to the Registration Statement on Form S-3 (No. 333-95349).